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                                                                   Exhibit 10.31

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                                 LOAN AGREEMENT

                          Dated as of December 9, 1999

                                     Between

                          Borrower (as defined herein)

                                       And

                           UBS PRINCIPAL FINANCE LLC,
                                    as Lender

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

I   DEFINITIONS: PRINCIPLES OF CONSTRUCTION...................................1

    1.1      Specific Definitions.............................................1
    1.2      Index of Other Definitions......................................20
    1.3      Principles of Construction......................................22

II  THE LOAN.................................................................23

    2.1      The Loan........................................................23
             2.1.1  Commitment...............................................23
             2.1.2  Note.....................................................23
             2.1.3  Use of Loan Proceeds.....................................23
    2.2      Conditions Precedent to Closing.................................23
             2.2.1  Representations and Warranties; Compliance
                    with Conditions..........................................23
             2.2.2  First Mortgage and Loan Documents........................23
             2.2.3  Title Insurance..........................................23
             2.2.4  Environmental Audit......................................24
             2.2.5  Insurance................................................24
             2.2.6  Financial Statements.....................................24
             2.2.7  Searches.................................................24
             2.2.8  Survey...................................................25
             2.2.9  Management...............................................25
             2.2.10 Leases and Material Contracts............................25
             2.2.11 Intentionally Deleted....................................25
             2.2.12 Tenant Estoppels.........................................25
             2.2.13 Property Condition Report................................25
             2.2.14 Appraisal................................................25
             2.2.15 Zoning Compliance, Etc...................................25
             2.2.16 Recording Taxes..........................................26
             2.2.17 Perfection of Security Interests.........................26
             2.2.18 Opinions of Borrower's Counsel...........................26
             2.2.19 Ground Lease.............................................26
             2.2.20 REA......................................................26
             2.2.21 Reserves and Escrows.....................................26
             2.2.22 Rent Roll................................................26
             2.2.23 Further Documents........................................26
             2.2.24 Completion of Proceedings................................26
             2.2.25 Delivery of Organizational Documents.....................27
             2.2.26 Expenses.................................................27
             2.2.27 Tax Lot..................................................27
             2.2.28 Encumbrances.............................................27


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    2.3      Substitution of Collateral Properties...........................27
    2.4      Defeasance......................................................32
             2.4.1  Total Defeasance.........................................32
             2.4.2  Partial Defeasance.......................................34
             2.4.3  Defeasance Collateral Account. ..........................36
             2.4.4  Successor Borrower. .....................................36

III INTEREST; PAYMENTS.......................................................37

    3.1      Interest; Monthly Loan Payments.................................37
             3.1.1  Interest Generally.......................................37
             3.1.2  Payment Before Anticipated Repayment Date................37
             3.1.3  Payment After Anticipated Repayment Date.................37
             3.1.4  Payment on Maturity Date.................................37
             3.1.5  Property Cash Flow Allocation............................37
             3.1.6  Payments after Default; Default Rate.....................38
    3.2      Loan Repayment; Voluntary Prepayment; Prepayment
             After Default...................................................38
             3.2.1  Repayment................................................38
             3.2.2  Mandatory Prepayments....................................39
    3.3      Release of Property.............................................39
             3.3.1  Release of Collateral Properties.........................39
             3.3.2  Release on Payment in Full...............................40
             3.3.3  Release Documents........................................40
             3.3.4  Release of Funds.........................................40
    3.4      Payments and Computations.......................................40
             3.4.1  Making of Payments.......................................40
             3.4.2  Interest Calculation.....................................40
             3.4.3  Late Payment Charge......................................41
    3.5      Taxes...........................................................41

IV  CASH MANAGEMENT; ESCROWS AND RESERVES....................................42

    4.1      Cash Management Arrangements....................................42
             4.1.1  Lockbox Account..........................................42
             4.1.2  Deposits into Lockbox Account............................42
             4.1.3  The Accounts.............................................42
    4.2      Intentionally Deleted...........................................43
    4.3      Tax and Insurance Escrow Fund...................................43
    4.4      Replacements and Replacement Reserves...........................44
             4.4.1  Replacement Reserve Fund.................................44
             4.4.2  Payment of Replacement Expenses..........................44
    4.5      Rollover Reserves...............................................44
             4.5.1  Rollover Reserve Fund....................................44
             4.5.2  Payment of Leasing Expenses..............................45
    4.6      Ground Rent Escrow..............................................46
             4.6.1  Ground Rent Escrow Fund..................................46


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    4.7      Operating Expense Reserves......................................46
             4.7.1  Operating Expense Reserve Fund...........................46
             4.7.2  Payment of Approved Operating Expenses...................46
    4.8      Casualty/Condemnation Fund......................................47
    4.9      Security Deposits...............................................47
    4.10     Funds, Generally................................................47
             4.10.1 Grant of Security Interest; Application of Funds.........48
             4.10.2 Investments of Funds.....................................48
    4.11     Cash Collateral Fund............................................48
    4.12     Intentionally Deleted...........................................49

V   REPRESENTATIONS AND WARRANTIES...........................................49

    5.1      Borrower Representations........................................49
             5.1.1  Organization; Special Purpose............................49
             5.1.2  Proceedings; Enforceability..............................49
             5.1.3  No Conflicts.............................................50
             5.1.4  Litigation...............................................50
             5.1.5  Agreements...............................................50
             5.1.6  Title....................................................50
             5.1.7  Survey...................................................51
             5.1.8  No Bankruptcy Filing.....................................51
             5.1.9  Full and Accurate Disclosure.............................51
             5.1.10 No Plan Assets...........................................51
             5.1.11 Compliance...............................................51
             5.1.12 Contracts................................................51
             5.1.13 Financial Information....................................52
             5.1.14 Condemnation.............................................52
             5.1.15 Federal Reserve Regulations..............................52
             5.1.16 Utilities and Public Access..............................52
             5.1.17 Not a Foreign Person.....................................52
             5.1.18 Separate Lots............................................53
             5.1.19 Assessments..............................................53
             5.1.20 Enforceability...........................................53
             5.1.21 Insurance................................................53
             5.1.22 Use of Property; Licenses................................53
             5.1.23 Flood Zone...............................................53
             5.1.24 Physical Condition.......................................53
             5.1.25 Boundaries and Encroachments.............................54
             5.1.26 Leases and Rent Roll.....................................54
             5.1.27 Filing and Recording Taxes...............................54
             5.1.28 Investment Company Act...................................55
             5.1.29 Fraudulent Transfer......................................55
             5.1.30 Ownership of Borrower....................................55
             5.1.31 Management Agreement.....................................56
             5.1.32 Hazardous Substances.....................................56


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             5.1.33 Name; Principal of Business...............................56
             5.1.34 Subordinated Debt.........................................57
             5.1.35 Ground Lease..............................................57
             5.1.36 REA.......................................................59
             5.1.37 Tenant Estoppels..........................................59
             5.1.38 No Prior Assignment.......................................59
             5.1.39 Special Purpose Entity/Separateness.......................60
             5.1.40 Illegal Activity..........................................60
    5.2      Survival of Representations and Covenants........................60

VI  AFFIRMATIVE COVENANTS.....................................................60

    6.1      Existence........................................................60
    6.2      Taxes and Other Charges..........................................61
    6.3      Repairs; Maintenance and Compliance; Alterations;
             Required Repairs.................................................61
             6.3.1  Repairs and Maintenance...................................61
             6.3.2  Legal Compliance..........................................61
             6.3.3  Alterations...............................................62
             6.3.4  Required Repairs..........................................63
    6.4      Litigation.......................................................63
    6.5      Performance of Other Agreements..................................63
    6.6      Notices..........................................................63
    6.7      Cooperate in Legal Proceedings...................................63
    6.8      Further Assurances...............................................63
    6.9      Financial Reporting..............................................64
             6.9.1  Bookkeeping...............................................64
             6.9.2  Annual Reports............................................64
             6.9.3  Monthly and Quarterly Reports.............................64
             6.9.4  Other Reports.............................................65
             6.9.5  Annual Budget.............................................65
             6.9.6  Delivery of Financial Information.........................65
    6.10     Environmental Matters............................................66
             6.10.1 Hazardous Substances......................................66
             6.10.2 Environmental Monitoring..................................66
             6.10.3 Title to the Property.....................................68
             6.10.4 Easements; Dedications.  Without the consent
                    of Lender, Borrower shall have the right from time to
                    time to release property, grant easements, or dedicate property in connection with lot line adjustments, utility or road requirements or other similar items, provided that any such release, easement or dedication will not have a material adverse effect on the value
                    or utility of the applicable Collateral Property and
                    such Collateral Property will remain in compliance
                    with all Requirements of Law..............................68
    6.11     Leases...........................................................68
             6.11.1 Form of Lease.............................................68


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             6.11.2 New and Renewal Leases....................................69
             6.11.3 Leasing Covenants.........................................69
             6.11.4 Non-disturbance Agreements................................69
             6.11.5 Reciprocal Easement Agreements............................69
             6.11.6 Notice to Tenants.........................................70
    6.12     Estoppel Statement...............................................70
    6.13     Property Management..............................................70
             6.13.1 Management Agreement......................................70
             6.13.2 Termination of Manager....................................70
             6.13.3 Manager's Subordination...................................71
    6.14     Special Purpose Entity...........................................71
    6.15     Expenses.........................................................71
    6.16     Indemnity........................................................72
    6.17     Third Party Reports..............................................73
    6.18     Year 2000 Compliance.............................................73
    6.19     [Intentionally Deleted.].........................................73
    6.20     Performance by Borrower..........................................73
    6.21     Secondary Market Transaction Master Estoppel.....................73
    6.22     Exercise of Option to Purchase...................................74

VII NEGATIVE COVENANTS........................................................74

    7.1      Management Agreement.............................................74
    7.2      Liens............................................................75
    7.3      Dissolution......................................................75
    7.4      Change In Business or Operation of Property......................75
    7.5      Debt Cancellation................................................75
    7.6      Assets...........................................................75
    7.7      Transfers........................................................75
    7.8      Debt.............................................................78
    7.9      Assignment of Rights.............................................78
    7.10     Principal Place of Business......................................78
    7.11     Corporate Organization...........................................78
    7.12     ERISA............................................................78
    7.13     No Joint Assessment..............................................79
    7.14     Affiliate Transactions...........................................79

VIII  INSURANCE...............................................................79

             8.1.1  Coverage..................................................79
             8.1.2  Policies..................................................80
    8.2      Casualty.........................................................81
             8.2.1  Notice; Restoration.......................................81
             8.2.2  Settlement of Proceeds....................................81
    8.3      Condemnation.....................................................81
             8.3.1  Notice; Restoration.......................................81


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             8.3.2  Collection of Award.......................................81
    8.4      Application of Proceeds or Award.................................82
             8.4.1  Application to Restoration................................82
             8.4.2  Application to Debt.......................................82
             8.4.3  Procedure for Application to Restoration..................83
             8.4.4  Ground Lease; Anchor Lease; REA...........................83

IX  DEFAULTS..................................................................83

    9.1      Events of Default................................................83
    9.2      Remedies.........................................................86
             9.2.1  Acceleration..............................................86
             9.2.2  Remedies Cumulative.......................................86
             9.2.3  Severance.................................................86
             9.2.4  Delay.....................................................87
             9.2.5  Lender's Right to Perform.................................87

X   SPECIAL PROVISIONS........................................................87

    10.1     Sale of Note and Secondary Market Transaction....................87
             10.1.1 Cooperation...............................................87
             10.1.2 Use of Information........................................89
             10.1.3 Borrower's Obligations Regarding Disclosure Documents.....89
             10.1.4 Borrowers Indemnity Regarding Filings.....................90
             10.1.5 Indemnification Procedure.................................90
             10.1.6 Contribution..............................................91

XI  MISCELLANEOUS.............................................................91

    11.1     Exculpation......................................................91
    11.2     Notices..........................................................93
             11.2.1 Borrower's Representative.................................93


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    11.3     Brokers and Financial Advisors...................................94
    11.4     Retention of Servicer............................................94
    11.5     Survival.........................................................94
    11.6     Lender's Discretion..............................................95
    11.7     Governing Law; Venue.............................................95
    11.8     Modification; Waiver in Writing..................................95
    11.9     Delay Not a Waiver...............................................96
    11.10    TRIAL BY JURY....................................................96
    11.11    Heading..........................................................96
    11.12    Severability.....................................................96
    11.13    Preferences......................................................96
    11.14    Waiver of Notice.................................................97
    11.15    Remedies of Borrower.............................................97
    11.16    Prior Agreements.................................................97
    11.17    Offsets, Counterclaims and Defenses..............................97
    11.18    Publicity........................................................97
    11.19    No Usury.........................................................97
    11.20    Conflict; Construction of Documents..............................98
    11.21    No Joint Venture or Partnership; No Third Party Beneficiaries....98
    11.22    Yield Maintenance Premium........................................98
    11.23    Assignment.......................................................99
    11.24    Cross-Default; Waiver of Marshalling of Assets...................99
    11.25    Joint and Several Liability.....................................100


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                              LOAN AGREEMENT

      LOAN AGREEMENT dated as of December 9, 1999 between the Borrower (as hereinafter defined) and UBS PRINCIPAL FINANCE LLC, a Delaware limited liability company (together with its successors and assigns, "Lender").

I     DEFINITIONS: PRINCIPLES OF CONSTRUCTION

      1.1 Specific Definitions. The following terms have the meanings set forth below:

      "Acceptable Appraisal": an appraisal of a Collateral Property (or proposed Substitute Property) or the Collateral Pool (i) dated not more than 180 days prior to the Closing Date or the date of the proposed Substitution, as applicable, (ii) signed by a qualified MAI/FIRREA appraiser with no interest, direct or indirect, in the Loan, any Collateral Property or the proposed Substitute Property, and whose compensation is not affected by the Appraised Value (and Lender agrees that as of the date hereof Landauer Associates, Inc. satisfies the foregoing criteria), (iii) addressed to Lender and its successors and assigns, (iv) made in compliance with the Uniform Standards of Appraisal Practice, and (v) otherwise reasonably satisfactory to Lender in all respects.

      "ADA": shall mean The Americans with Disabilities Act of 1990.

      "Affiliate": as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

      "Agent": shall mean LaSalle National Bank.

      "Agreement": this Loan Agreement.

      "Allocated Loan Amount": shall mean the portion of the Loan amount allocated to each Collateral Property by the Lender, as such Allocated Loan Amounts are set forth on Schedule 1 attached hereto and incorporated herein by reference.

      "Anchor Tenant": shall mean any Tenant from time to time leasing more than 75,000 square feet of gross leasable area in any particular Collateral Property.

      "Anticipated Repayment Date": shall mean December 11, 2009.

      "Applicable Interest Rate": shall mean (a) from the date hereof through but not including the Anticipated Repayment Date, the Regular Interest Rate and (b) from and after the Anticipated Repayment Date through and including the date the Loan is paid in full, the Matured Performing Rate.

      "Applicable Rating Agencies": means the Rating Agencies that have rated any Securities issued in connection with a Secondary Market
Transaction.

      "Appraised Value": the fair market value of a Collateral Property or the Collateral Pool reflected in an Acceptable Appraisal.

      "Approved Leasing Expenses": expenses incurred by a Borrower in leasing space at the Collateral Property pursuant to Leases entered into in accordance with the Loan Documents, including brokerage commissions, tenant improvements and other inducements, which expenses (i) are (A) specifically approved by Lender in connection with approving the applicable Lease, (B) incurred in the ordinary course of business and on market terms and conditions in connection with Leases which do not require Lender's approval under the Loan Documents, or (C) otherwise approved by Lender, which approval shall not be unreasonably withheld or delayed, and
(ii) are substantiated by executed Lease documents and brokerage agreements.

      "Approved Manager": Westfield Management Company, a Delaware general partnership, or Westfield Management Acquisition, Inc., a Delaware corporation, or any other wholly owned subsidiary of Westfield Holdings Limited, or any successor or assignee of any of the foregoing, provided that each successor or assignee shall be (i) approved by Lender in Lender's reasonable discretion (unless such successor or assign is wholly owned, directly or indirectly, by Westfield Holdings Limited and evidence thereof reasonably satisfactory to Lender has been delivered to Lender prior to the change in Manager, in which case Lender's approval shall not be required) and (ii) after any Secondary Market Transaction, approved by each Rating Agency (provided that such Rating Agency approval shall not be necessary as to any Manager wholly owned, directly or indirectly, by Westfield Holdings Limited if each Rating Agency has received a nonconsolidation opinion as to such Manager from Debevoise & Plimpton or another law firm acceptable to the Rating Agencies in form and substance satisfactory to the Rating Agencies).

      "Approved Operating Expenses": Operating Expenses incurred by a Borrower following the occurrence of a Cash Management Event or the Anticipated Repayment Date which (i) are included in the Operating Budget for the Current Month for the Collateral Property owned by such Borrower,
(ii) are for electric, gas, oil, water, sewer or other utility service to, or Management Fees for, the Collateral Property, or (iii) have been approved by Lender, which approval shall not be unreasonably withheld or delayed.

      "Approved Replacement Expenses": Replacement Expenses incurred by the Borrower which (i) are included in the approved Replacement Budget for the Current Month for the Collateral Property or (ii) have been approved by Lender, which approval shall not be unreasonably withheld or delayed.

      "Assignment of Leases": shall mean, with respect to each Collateral Property, that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from the applicable Borrower, as assignor, to Lender, as assignee, assigning to Lender all of the Borrower's interest in and to the Leases and Rents of such Collateral Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

      "Borrower": collectively, Downtown Plaza LLC, a Delaware limited liability company, Eastland Shopping Center LLC, a Delaware limited liability company, and Westland South


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Shore Mall L.P., a California limited partnership, together with their respective permitted successors and assigns.

      "Business Day": means any day other than (i) a Saturday or a Sunday, and (ii) a day on which federally insured depository institutions in New York, New York or San Francisco, California are authorized or obligated by law, regulation, governmental decree or executive order to be closed.

      "Cash Management Agreement": shall mean that certain Cash Management Agreement dated as of the date hereof by and between the Borrower, Lender, Manager and Agent.

      "Cash Management Event": either (A) an Event of Default occurs or
(B) the Debt Service Coverage Ratio at any time is less than 1.25, subject to a One Time Cash Management Event Cure by the Borrower.

      "Cash Management Fee": the fees charged from time to time by the Agent in accordance with the Cash Management Agreement.

      "Cash Management Termination": the giving by Lender to the Agent of notice that the sweeping of funds into the Rollover Reserve Account, Replacement Reserve Account, Operating Expense Account and the Cash Collateral Account may cease (a "Cash Management Termination Notice"), which notice Lender shall only be required to give if (x) no other Cash Management Event has subsequently occurred, and (y) and the Debt Service Coverage Ratio has been 1.25x or higher for two consecutive fiscal quarters (such Debt Service Coverage Ratio being tested on a quarterly basis) since the occurrence of the Cash Management Event.

      "Closing Date": shall mean the date of the funding of the Loan or, in the case of a Substitution, the Substitution Date.

      "Code": the Internal Revenue Code of 1986, as amended, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

      "Collateral Pool": collectively, each and every Collateral Property which is subject to the terms of this Agreement, including any Substitute Property.

      "Collateral Property": shall mean each parcel of real property, the Improvements thereon, the Equipment and all personal property owned by the applicable Borrower and encumbered by a Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clauses of each Mortgage.

      "Control": with respect to any Person, either (i) ownership directly or through other entities of more than fifty percent (50%) of all beneficial equity interest in such Person, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities, by contract or otherwise.

      "Current Month": as of any date of determination following the occurrence of a Cash Management Event or the Anticipated Repayment Date, the then current calendar month.


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      "Debt": the unpaid principal, all interest accrued and unpaid thereon, any Yield Maintenance Premium and all other sums due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages, or under any Loan Document.

      "Debt Service": with respect to any particular period of time, the scheduled amount of Principal and interest payments due under the Note in such period.

      "Debt Service Coverage Ratio": as of any date, the ratio calculated by Lender of (i) the Net Operating Income for the twelve (12) month period ending with the most recently completed calendar quarter to (ii) the Debt Service for the same period.

      "Default": the occurrence of any event under any Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

      "Default Rate": prior to the Stated Maturity Date: a rate per annum equal to the lesser of (i) the Maximum Rate and (ii) three percent (3%) above the Applicable Interest Rate, compounded monthly.

      "Defeasance Collateral": shall mean obligations or securities not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, or the obligations of which are backed by the full faith and credit of the United States of America, the ownership of which will not cause Lender to be an "investment company" under the Investment Company Act of 1940, as amended, as evidenced by an opinion of counsel reasonably acceptable to Lender, and which qualify under ss. 1.860G-2(a)(8) of the Treasury regulations. All such obligations or securities shall mature or be redeemable, or provide for payments of interest thereon, on or prior to the Business Day preceding the date such amounts are required to be applied under this Agreement and shall provide payments (i) on or prior to, but as close as possible to, all Payment Dates and other scheduled payment dates if any, under the Note after the Defeasance Date and up to and including the Anticipated Repayment Date, and (ii) in amounts equal to or greater than the Schedule Defeasance Payments.

      "Eligible Account": shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. ss.9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

      "Eligible Institution" shall mean a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations of which are rated at least (A) "A+" by S&P and (B) "A+" by Fitch IBCA, Inc. ("Fitch") or, if not rated by Fitch, at least "A" or its equivalent by another nationally recognized statistical rating agency (other than S&P) if the deposits are to be held in such account 30 days or more or the short-term debt obligations of which have a short-term rating of not less than "A-1" from S&P and "F-1+" from Fitch or if not rated by Fitch, at least "F-1+" or its equivalent by another nationally recognized statistical rating agency (other than S&P) if the deposits are to be held in such account for less than thirty (30) days, or such other account or accounts with respect to which the Applicable Rating Agencies shall have confirmed in writing that the then current ratings assigned in any Secondary Market Transaction will not be qualified, downgraded or withdrawn by reason thereof.

      "Environmental Event": means, with respect to any Collateral Property, (a) a violation of any Environmental Law with respect to such Collateral Property of which Borrower has received written notice from a governmental authority, or (b) the presence of any Hazardous Substance on, about, or under such Collateral Property that, under or pursuant to any Environmental Law, would require remediation, if in the case of either (a) or (b), such event or circumstance could result in a material adverse effect on the value or operations of such Collateral Property.

      "ERISA": the Employment Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

      "ERISA Affiliate": all members of a controlled group of corporations and all trades and business (whether or not incorporated) under common control and all other entities which, together with Borrower, are treated as a single employer under any or all of Section 414(b), (c), (m) or (o) of the Code.

      "FASIT": Financial Asset Securitization Investment Trust within the meaning of Section 860L(a)(1) of the Code.

      "Fiscal Year": each twelve month period commencing on January 1 and ending on December 31 during each year of the Term.

      "GAAP": generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

      "Governmental Authority": any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) now or hereafter in existence.

      "Ground Lease": any lease defined as a "Ground Lease" in any Mortgage.

      "Ground Lessor": a lessor under a Qualified Ground Lease.

      "Ground Rent": with respect to any Ground Lease, all ground rents, square footage rents, percentage rents or any other payments or rents owing by a Borrower under such Ground Lease.

      "Improvements": shall have the meaning set forth in the granting clause of the related Mortgage with respect to each Collateral Property.

      "Independent Director": shall mean a director or manager of the SPE Member who is not at the time of initial appointment, or at any time while serving as a director of the SPE Member, and has not been at any time during the preceding five (5) years: (a) a stockbroker, director (with the exception of serving as the Independent Director of the SPE Member), officer, employee, partner, attorney or counsel of the SPE Member, the Borrower or any Affiliate of either of them; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with the SPE Member, the Borrower or any Affiliate of either of them; (c) a Person controlling or under common control with any such stockholder, partner, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise. An individual that otherwise satisfies the foregoing shall not be disqualified from serving as an Independent Director of the SPE Member if such individual is at the time of initial appointment, or at any time while serving as an Independent Director of the SPE Member, an Independent Director of a Special Purpose Entity Affiliated with the Borrower or the SPE Member.

      "Insolvency Opinion": shall mean one or more substantive non-consolidation opinion letters, dated the date hereof, delivered by Debevoise & Plimpton on behalf of each Borrower in connection with the Loan.

      "Interest Period": (i) the period from the Closing Date through the first day thereafter that is an Interest Period Termination Date and (ii) each period thereafter from an Interest Period Commencement Date through an Interest Period Termination Date; except that the Interest Period, if any, that would otherwise commence before and end after the Maturity Date shall end on the Maturity Date.

      "Interest Period Commencement Date": the eleventh (11th) day of each calendar month; provided, however, that if the Payment Date is changed by Lender pursuant to the definition thereof, Lender may adjust this definition accordingly.

      "Interest Period Termination Date": the tenth (10th) day of each calendar month (notwithstanding that the succeeding Payment Date may not be an Interest Period Commencement Date because the day after such Interest Period Termination Date is not a Business Day); provided, however, that if the Payment Date is changed by Lender pursuant to the definition thereof, Lender may adjust this definition accordingly.

      "Lease Rollover Number": as to any calendar year, the aggregate number of square feet of gross leasable area in the Improvements in the Collateral Pool that are covered by Leases the expiration dates of which (after taking into account all renewals and extensions that have been unconditionally exercised as of the date in question) are scheduled to occur in such calendar year.

      "Lease Rollover Percentage": as to any calendar year, a fraction, expressed as a percentage, the numerator of which is the Lease Rollover Number for such calendar year and the denominator of which is the aggregate number of square feet of gross leasable area of all Improvements in the Collateral Pool.

      "Leasehold Estate": the leasehold interest and estate of any Borrower created pursuant to a Ground Lease.

      "Leases": all leases and other agreements existing on the date hereof or hereafter entered into affecting the use, or occupancy of, or the conduct of any activity upon or in, any Collateral Property or any Improvements thereon, including any extensions, renewals, modifications or amendments thereof, but excluding (i) reciprocal easement and operating agreements and (ii) subleases where the sublessee is not in privity with a Borrower.

      "Legal Requirements": statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of, or agreements with, Governmental Authorities affecting all or part of any Collateral Property, any Ground Lease or the construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to any Borrower, at any time in force affecting all or part of any Collateral Property, including any that may (i) require repairs, modifications or alterations in or to all or part of any Collateral Property, or (ii) in any way limit the use and enjoyment thereof.

      "Letter of Credit": shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit in favor of Lender and entitling Lender to draw thereon in New York, New York, issued by a domestic Eligible Institution or the U.S. agency or branch of a foreign Eligible Institution, or if there are no domestic banks or financial institutions which qualify as an Eligible Institution or U.S. agencies or branches of a foreign bank or financial institution which qualifies as an Eligible Institution then issuing letters of credit, then such letter of credit may be issued by any domestic bank with a long term unsecured debt rating that is the highest such rating then given by each Rating Agency to a domestic commercial bank.

      "Lien": any mortgage, deed of trust, indemnity deed of trust, lien, pledge, hypothecation, assignment, security interest or any other encumbrance, charge or transfer of, on or affecting all or part of any Collateral Property or any interest therein, or in any Borrower or in any Borrower Representative, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

      "Loan": shall mean the loan made by Lender to Borrower pursuant to this Agreement.

      "Loan Documents": this Agreement and all other documents, agreements and instruments evidencing, securing or delivered to Lender in connection with the Loan, whether now existing or hereafter executed, including the following: (i) the Note, (ii) the mortgage on each Collateral Property (individually a "Mortgage" and collectively, the "Mortgages"), (iii) the Assignments of Leases with respect to each Collateral Property, (iv) the Assignments of Agreements with respect to each Collateral Property, (v) the Manager's Consent and

Subordination of Management Agreement with respect to each Collateral Property, (vi) the Contribution Agreement, (vii) the Cash Management Agreement, and (x) the Environmental Indemnity, and all other documents executed and/or delivered in connection with the Loan, as each of the foregoing may be (and each of the foregoing defined terms shall refer to such documents as they may be) amended, restated, replaced, supplemented or otherwise modified from time to time.

      "Maintenance and Repairs": items of maintenance and repair to the Improvements or Equipment similar to the items of work (but not limited to such specific items) described in the physical inspection reports delivered to Lender in connection with the closing of the Loan.

      "Management Agreement": as to each Collateral Property, the management agreement in effect on the date hereof between the applicable Borrower and an Approved Manager for such Collateral Property, pursuant to which such Approved Manager is to manage such Property, as same may be amended, restated, replaced, supplemented or otherwise modified from time to time with the prior approval of Lender (which consent shall not be reasonably withheld or delayed), and after any Secondary Market Transaction, the approval of each Rating Agency (provided, however, that any modification which does not modify the term or economics of the Management Agreement or otherwise materially modify the Management Agreement, shall require prior notice to, but not the consent of, Lender, and shall not require the consent of any Rating Agency).

      "Management Fee(s)": as to any Management Agreement, all fees in the nature of management fees payable to Manager under such Management Agreement.

      "Manager": as to each Collateral Property, the Approved Manager under the Management Agreement for such Collateral Property.

      "Material Alteration": as to the Collateral Properties known as Downtown Plaza and South Shore Mall, any alteration affecting structural elements of such Collateral Property the cost of which exceeds five percent (5%) of such Collateral Property's original Allocated Loan Amount per calendar year; provided, however, that in no event shall tenant improvement work, or alterations performed as part of a Restoration, constitute a Material Alteration.

      "Material Lease": as to any Collateral Property, any Lease (i) which demises more than five percent (5%) of such Collateral Property's gross leasable area or (ii) the fixed annual rent under which exceeds five percent (5%) of the aggregate fixed annual rent payable under all Leases of such Collateral Property.

      "Matured Performing Rate": shall mean a rate per annum equal to the Regular Interest Rate plus four hundred (400) basis points.

      "Maturity Date": the date on which the final payment of Principal of the Note becomes due and payable as therein or herein provided, whether at the Stated Maturity Date, by declaration of acceleration, or otherwise.

      "Maximum Rate": the maximum interest rate allowed by applicable law in effect with respect to the Loan on the date for which a determination of interest accrued hereunder is made, after taking into account all fees, payments and other charges that are, under applicable law, characterized as interest.

      "Monthly Debt Service Payment Amount": shall mean a constant monthly payment of $1,610,022.66.

      "Monthly Replacement Deposit": for any Collateral Property, the amount reasonably determined by Lender, based on the property condition report for such Collateral Property reviewed by Lender, in connection with Lender's making of the Loan. On each anniversary of the date of this Agreement (or, if any such anniversary is not a Payment Date, on the first Payment Date following such anniversary) the Monthly Replacement Deposit shall automatically increase by 2.5% of the then current Monthly Replacement Deposit amount. The initial Monthly Replacement Deposit for each of the Collateral Properties owned by the Borrower is set forth in
Schedule 2 hereto.

      "Monthly Rollover Deposit": for any Collateral Property, an amount equal to one-twelfth (1/12th) of the average annual cost (as determined by Lender) to the applicable Borrower for tenant improvements and leasing commissions in respect of such Collateral Property during the sixty (60) month period prior to the Closing Date, as set forth on Schedule 3 hereto.

      "Net Operating Income": for any period, the excess, if any, of Operating Income for such period over Operating Expenses for such period.

      "Net Operating Income After Debt Service": for any period shall mean the amount obtained by subtracting Debt Service for such period from Net Operating Income for such period.

      "Obligations": all obligations, liabilities and Debt of Borrower to Lender, whether now existing or hereafter arising, under this Agreement or any of the other Loan Documents.

      "Officer's Certificate": as to any Borrower, a certificate delivered to Lender by such Borrower which is signed by a senior executive officer of such Borrower's Borrower Representative.

      "One Time Cash Management Event Cure": In the event that a Cash Management Event is due to the Debt Service Coverage Ratio being below 1.25, the Borrower shall have the opportunity one (1) time during the Loan term to deposit cash or a Letter of Credit with the Lender in an amount sufficient to raise the Debt Service Coverage Ratio to 1.30; provided, however, that the Debt Service Coverage Ratio must be 1.25 or greater at the end of the immediately following quarter.

      "Operating Expenses": shall mean the total of all expenditures, computed in accordance with GAAP, of whatever kind relating to the operation, maintenance and management of the Collateral Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments, and other similar costs, but excluding depreciation, Debt Service, Replacement Expenses, non-cash items such as depreciation and amortization or any extraordinary one time expenditures not considered operating expenses under GAAP.

      "Operating Income": as to any Collateral Property or proposed Substitute Property, for any period, all regular on-going revenues actually received by Borrower from the operation of such Collateral Property or proposed Substitute Property during such period, including (i) Rents, (ii) amounts withdrawn from any Funds pursuant to this Agreement, and (iii) all other amounts actually received which in accordance with GAAP are required to be or are included in the applicable Borrower's annual financial statements as operating income of such Collateral Property or proposed Substitute Property; provided, that Operating Income will not include (1) income from non-recurring income sources; (2) advance Rents or other payments; (3) deposits or escrows other than the Funds, without duplication; (4) any income otherwise includable in Operating Income but paid to a Person other than the applicable Borrower; (5) proceeds of Casualty insurance or Condemnation Awards; or (6) income from a sale, financing or other capital transaction.

      "Other Charges": with respect to any Collateral Property, all Ground Rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining such Collateral Property, now or hereafter levied or assessed or imposed against such Collateral Property or any part thereof, including all interest and penalties on any of the foregoing.

      "Partial Defeasance Collateral": shall mean Defeasance Collateral which provides payments (i) on or prior to, but as close as possible to, all Payments Dates and other scheduled payment dates, if any, under the Defeased Note after the Partial Defeasance Date and up to and including the Anticipated Repayment Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

      "Payment Date": the eleventh (11th) day of each calendar month (or such other day of a calendar month selected by Lender to collect debt service payments under loans which it makes and securitizes) or, if such day is not a Business Day, the first Business Day thereafter.

      "Permitted Encumbrances": as to any Collateral Property: (a) the Liens created by the Loan Documents, (b) all Liens and other matters disclosed in the Title Insurance Policies insuring the Mortgage on such Collateral Property, (c) Liens, if any, for Taxes or Other Charges not yet payable or delinquent, (d) easements for utilities and rights of way which do not have a material adverse affect on the use, operation or value of such Collateral Property and (e) such other title and survey exceptions as Lender approves in writing in Lender's reasonable discretion.

      "Permitted Investments": shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer, the trustee under any Secondary Market Transaction or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

                  (1) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (2) Federal Housing Administration debentures;

                  (3) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (4) federal funds, unsecured certificates of deposit, time deposits, the short term obligations of which at all times are rated in the highest short term rating category by each Applicable Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (5) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating

Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (6) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (7) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

                  (8) units of taxable money market funds or mutual funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds or mutual funds; and

                  (9) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

      provided, however, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

      "Person": any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

      "Plan": (i) an employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate makes or is obligated to make contributions and (ii) which is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code.

      "Pooling and Servicing Agreement": the Servicing Agreement entered into with the Servicer in connection with any Secondary Market Transaction, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

      "Prepayment Lockout Expiration Date": shall mean the date that is the later of (a) three (3) years from the Closing Date or (b) two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust.

      "Qualified Ground Lease": a ground lease of a Collateral Property under which a Borrower is the lessee, all of the terms and conditions of which are acceptable to Lender in its sole and absolute discretion (or, in the case of a ground lease which covers only portions of a Collateral Property not material to the use, operation or legal compliance of such Collateral Property, in Lender's reasonable discretion) and as to which the Ground Lessor has executed and delivered to Lender an estoppel certificate in form, scope and substance satisfactory to Lender in its sole and absolute discretion.

      "Qualified REA": an REA all of the terms and conditions of which are acceptable to Lender in its sole and absolute discretion and as to which each of the parties to the REA (other than the applicable Borrower) has executed and delivered to Lender an estoppel certificate in form, scope and substance satisfactory to Lender in its sole and absolute discretion.

      "Rating Agency": any of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P"), Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch IBCA, Inc. or any other nationally-recognized statistical rating agency which has issued a rating of any Securities.

      "Rating Comfort Letter": a letter issued by each of the Applicable Rating Agencies which confirms that the taking of the action referenced to therein will not result in any qualification, withdrawal or downgrading of any existing ratings of Securities created in a Secondary Market Transaction.

      "REA": any "construction, operation and reciprocal easement agreement" or similar agreement (including any "separate agreement" or other agreement between a Borrower and one or more other parties to an REA with respect to an REA) affecting any Collateral Property or portion thereof.

      "Real Property": as to any Collateral Property, the portions thereof constituting land, Improvements thereon and all rights pertaining to such land and Improvements.

      "Regular Interest Rate": shall mean (8.177%) per annum.

      "REMIC": a "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code that holds the Note.

      "Rents": with respect to any Collateral Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of a Borrower, Manager (in its capacity as manager of such Collateral Property, and excluding sums payable by Borrower to Manager pursuant to the Management Agreement) or any of their agents or employees from any and all sources arising from or attributable to such Collateral Property and the Improvements therein, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of such Collateral Property or rendering of services by the applicable Borrower or Manager (in its capacity as manager of such Collateral Property, and excluding sums payable by a Borrower to a Manager pursuant to Management Agreement), and proceeds, if any, from business interruption or other loss of income insurance.

      "Replacement Expenses": expenses incurred to pay for replacements, improvements and/or Maintenance and Repairs of the Improvements or Equipment or portions of either.

      "Required Record": any financial statement, certificate, report or information required to be delivered under Section 6.9.

      "Routine Hazardous Substances": Hazardous Substances typically used in the ordinary course of business at retail properties, which are generated, used, stored and disposed of in compliance with all applicable Environmental Laws.

      "Scheduled Defeasance Payments": shall mean scheduled payments of interest and principal under the Note in the case of a Total Defeasance and under the Defeased Note in the case of a Partial Defeasance for all Payment Dates occurring after the Defeasance Date or Partial Defeasance Date, as applicable, and up to and including the Anticipated Repayment Date

(including, in the case of a Total Defeasance, the outstanding Principal balance on the Note as of the Anticipated Repayment Date and, in the case of a Partial Defeasance, the outstanding Principal balance on the Defeased Note as of the Anticipated Repayment Date), and all payments required after the Defeasance Date or Partial Defeasance Date, as applicable, if any, under the Loan Documents for servicing fees, fees to Agent and other similar charges.

      "Security Agreement": shall mean a security agreement in form and substance satisfactory to Lender pursuant to which Borrower grants Lender a perfected, first priority security interest in the Defeasance Collateral Account and the Total Defeasance Collateral or Partial Defeasance Collateral, as applicable.

      "Servicer": Bank of New York, or its successor in interest, or if any successor servicer is appointed pursuant to the Pooling and Servicing Agreement, such successor servicer.

      "SPE Member": shall have the meaning set forth in subparagraph (5) of the definition of "Special Purpose Entity" contained in this Section 1.1.

      "Special Purpose Entity": shall mean a corporation, limited partnership or limited liability company which at all times on and after the date hereof:

                  (1) is organized solely for the purpose of (A) acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating a Collateral Property, entering into this Agreement with the Lender, refinancing a Collateral Property in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing; (B) acting as a general partner of the limited partnership that owns a Collateral Property or member of the limited liability company that owns a Collateral Property; (C) acting as a Borrower under this Agreement; (D) guaranteeing the obligations under this Agreement and securing its obligations under such guarantee with a Collateral Property and/or; (E) acting as the sole managing member or sole managing partner of a Borrower or any entity which owns a partnership interest or a membership interest in (i) a Borrower or (ii) any parent of a Borrower.

                  (2) is not engaged and will not engage in any business unrelated to the purposes described in paragraph (1) above;

                  (3) does not have and will not have any assets other than those related to a Collateral Property and other than for the purposes described in paragraph (1) above;

                  (4) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of partnership or membership interests (if such entity is a general partner in a limited partnership or a member in a limited liability company) or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation or operating agreement (as applicable) with respect to the matters set forth in this definition;

                  (5) if such entity is a limited partnership, has, as its only general partners, Special Purpose Entities that are corporations, limited partnerships or limited liability companies (with more than one member) (together with the members required pursuant to subparagraph (7) below (if applicable), the "SPE Member");

                  (6) if such entity is a corporation, has at least two (2) Independent Directors, and has not caused or allowed and will not cause or allow the board of directors or managers of such entity to take any action requiring the unanimous affirmative vote of 100% of the members of its board of directors or managers unless all Independent Directors shall have participated in such vote;

                  (7) (a) if such entity is a limited liability company, has at least one member that is a Special Purpose Entity that has at least two (2) Independent Directors and that owns at least one percent (1%) of the equity of the limited liability company or (b) is wholly-owned by WALP;

                  (8) if such entity is (a) a limited liability company, has articles of organization, a certificate of formation and/or an operating agreement, as applicable, (b) a limited partnership, has a limited partnership agreement, or (c) a corporation, has a certificate of incorporation or articles that, in each case, provide that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets or the assets of the Borrower (as applicable); (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of the Lender; or (4) without the affirmative vote of all Independent Directors and of all other directors or managers of the corporation or entity (that is such entity or the general partner or managing or co-managing member of such entity), file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                  (9) if such entity is a limited partnership or a limited liability company that is the general partner of a limited partnership or the member of a limited liability company that is the Borrower, has an entity that owns at least one percent (1%) of the equity of such entity as its general partner or managing member, as applicable, that is a Special Purpose Entity;

                  (10) is and will remain solvent and pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (11) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity; (12) maintains and will maintain its accounts, books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law;

                  (13) maintains and will maintain its own records, books, resolutions and agreements;

                  (14) other than as provided in the Cash Management Agreement,
(a) does not and will not commingle its funds or assets with those of any other Person and (b) does not participate and will not participate in any cash management system with any other Person;

                  (15) has held and will hold its assets in its own name;

                  (16) has conducted and will conduct its business in its name or in a name franchised or licensed to it by an entity, except for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in Section 7.14 of this Agreement, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of the Borrower; (17) maintains and will maintain its financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP;

                  (18) pays and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

                  (19) has observed and will observe all partnership, corporate or limited liability company formalities, as applicable;

                  (20) will not create, incur or assume any indebtedness other than (i) the Debt, (ii) Taxes, Insurance Premiums, Approved Replacement Expenses and Approved Leasing Expenses and (iii) other trade debt incurred in the ordinary course of business relating to the ownership and operation of its Collateral Property which other trade debt does not exceed, at any time, a maximum aggregate amount of $1,000,000.00 for each Collateral Property being operated as a retail shopping center or a mixed use retail/office project and $500,000.00 for each Collateral Property being operated as a power center, and such trade debt is paid within sixty (60) days of the date incurred (other than amounts being disputed in good faith);

                  (21) does not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as permitted pursuant to this Agreement;

                  (22) does not and will not acquire obligations or securities of its partners, members or shareholders or any other Affiliate except as permitted pursuant to this Agreement;

                  (23) allocates and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an affiliate;

                  (24) the stationary, invoices, and checks utilized by the Special Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity's Manager.

                  (25) will not pledge its assets for the benefit of any other Person except as permitted in this Agreement;

                  (26) will hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity and not as a division or part of any other Person, except for services rendered under a business management services agreement with an Affiliate that complies with the terms contained in Section 7.14 herein, so long as the manager, or equivalent thereof, under such business management services agreement holds itself out as an agent of the Borrower;

                  (27) will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                  (28) will not make loans to any Person or hold evidence of indebtedness issued by any other person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity) except as permitted pursuant to this Agreement;

                  (29) will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

                  (30) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, shareholders or Affiliates except (A) those referred to in Section 7.14 of this Agreement, (B) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (C) in connection with this Agreement;

                  (31) will not have any obligation to, and will not, indemnify its partners, officers, directors or members, as the case may be, or has such an obligation that is fully subordinated to the Debt and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Debt is insufficient to pay such obligation;

                  (32) if such entity is a corporation, it shall consider the interests of its creditors in connection with all corporate actions referred to in clause 8(c)(4) of this definition;

                  (33) will not have any of its obligations guaranteed by any Affiliate other than those obligations guaranteed in connection with the Loan except as otherwise permitted pursuant to this Agreement or in connection with obligations relating to alterations or additions to any Collateral Property;

                  (34) has complied and will comply with all of the terms and provisions contained in its organizational documents.

      "State": as to any Collateral Property, the state or commonwealth in which such Collateral Property or any part thereof is located.

      "Stated Maturity Date": December 11, 2029.

      "Survey": a current as-built survey of a Collateral Property prepared by a surveyor licensed by the State in which such Collateral Property is located and certified to Lender and the Title Company and prepared in accordance with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys meeting the Accuracy Standards of an Urban Survey, with accuracy and precision requirements modified to meet current angular and linear tolerance requirements of such State, showing the legal description and street address of the Collateral Property; all visible or recorded easements, building lines, curb cuts, and party walls; all parking, sewage, water, electricity, gas and other utility facilities, together with recording information concerning the documents creating any such easements and building lines; stating the net, after deduction of land dedicated or used or subject to easements for roads, highways, fire lanes, utilities, storm drains or any other public purpose, and gross area of the land; and including the following Table A items: 1, 2, 3, 4, 6, 7(a), 7(b)(1), 8, 10, 11 and 13.

      "Taxes": as to any Collateral Property, all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against all or any part of such Collateral Property.

      "Tenant": shall mean any Person leasing, subleasing or otherwise occupying any portion of any Collateral Property under a Lease or other occupancy agreement with Borrower.

      "Term": the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents.

      "Title Company": collectively, Chicago Title Insurance Company and First American Title Insurance Company of New York together with any other title company providing re-insurance in connection with Lender's Title Insurance Policy, and their respective successors.

      "Title Insurance Policy": as to any Collateral Property, a policy of title insurance, in form and amount acceptable to Lender, issued by the Title Company for the benefit of Lender, its successors and assigns, insuring the Lien of the Mortgage on such Collateral Property subject to no Liens other than Liens acceptable to Lender, and containing such endorsements and affirmative coverages (including affirmative coverage as to "creditors' rights" and "tie-in" or "aggregation" coverage) as Lender may require.

      "Total Defeasance Collateral": shall mean Defeasance Collateral which provides payments (i) on or prior to, but as close as possible to, all Payment Dates and other scheduled payment dates, if any, under the Note after the Defeasance Date and up to and including the Anticipated Repayment Date, and (ii) in amounts equal to or greater than the Scheduled Defeasance Payments.

      "Transfer": any sale, conveyance, transfer, lease (including any amendment, extension, modification, waiver or renewal thereof), assignment, mortgage, pledge, grant of a security interest or hypothecation, whether by law or otherwise, of or in (i) all or part of any Collateral Property (including any legal or beneficial direct or indirect interest therein), (ii) any direct or indirect interest in any Borrower, or
(iii) any direct or indirect interest in the Borrower Representative of any Borrower.

      "UCC": as to any Collateral Property, the Uniform Commercial Code as in effect in the State in which such Collateral Property is located.

      "Yield Maintenance Premium": shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Anticipated Repayment Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which a prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Regular Interest Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Anticipated Repayment Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

      1.2 Index of Other Definitions. The following terms are defined in the sections or Loan Documents indicated below:

            "Account(s)" - 4.1.3
            "Accrued Interest" - 3.1.3
            "Additional Insolvency Opinion" - 5.1.39
            "Air Rights Lease" - 6.22
            "Annual Budget" - 6.9.5
            "Applicable Taxes" - 3.5
            "Approved Insurer" - 8.1.2
            "Award" - 8.3.2
            "Bankruptcy Proceeding" - 5.1.8
            "Borrower Representative" - 5.1.30
            "Cash Collateral Account" - 4.1.3
            "Cash Collateral Fund" - 4.11
            "Cash Management Account" - 4.1.2
            "Cash Management Accounts" - 4.10.1
            "Casualty" - 8.2.1
            "Casualty/Condemnation Prepayment" - 3.2.2
            "Casualty/Condemnation Fund" -  4.8

            "Closing Estoppels" - 6.21
            "Condemnation" - 8.3.1
            "Debt Service Reserve Account" - 4.1.3
            "Defeasance Collateral Account" - 2.4.3
            "Defeasance Date"-2.4.1
            "Defeased Note" - 2.4.2
            "Disclosure Document" - 10.1.2
            "Environmental Laws" - 5.1.32
            "Equipment" - Mortgage
            "Event of Default" - 9.1
            "Exchange Act" - 10. 1.2
            "Funds" - 4.10.1
            "Ground Lease" - Mortgage
            "Ground Rent Account" - 4.1.3
            "Ground Rent Escrow Fund" - 4.6
            "Hazardous Substances" - 5.1.32
            "Improvements" - Mortgage
            "Indemnified Liabilities" - 6.16
            "Indemnified Party" - 6.16
            "Insurance Premiums" - 8.1.2
            "Insured Casualty" - 8.2.2
            "Issuer" - 10.1.3
            "Late Payment Charge" - 3.4.3
            "Lease Termination Payments" - 4.5.1
            "Lender's Consultant" - 6.10.2
            "Liabilities" - 10.1.3
            "Licenses" - 5.1.22
            "Lockbox Account" - 4.1.1
            "LTV Ratio" - 2.3
            "Management Consultant" - 6.13.2
            "Manager Consent and Subordination Agreement" - 6.13.3 "Master Estoppel" - 6.21
            "Monthly Ground Rent" - 4.6.1
            "Monthly Operating Expense Deposit" - 4.7.1
            "Monthly Replacement Deposit" - 4.4.1
            "Monthly Rollover Deposit" - 4.5.1
            "Monthly Insurance Amount" - 4.3
            "Monthly Tax Amount" - 4.3
            "Mortgage" - Definition of "Loan Documents"
            "Note" - 2.1.2
            "Operating Budget" - 6.9.5
            "Operating Expense Account" - 4.1.3
            "Operating Expense Reserve Fund" - 4.7.1
            "Other Taxes" - 3.5
            "Partial Defeasance"-2.4.2
            "Partial Defeasance Date"-2.4.2

            "Policies" - 8.1.2
            "Principal" - 2.1.1
            "Proceeds" - 8.2.2
            "Provided Information" - 10.1.1
            "Registration Statement" - 10.1.3
            "Release Property" - 2.4.2
            "Remedial Work" - 6.10.2
            "Rent Roll" - 5.1.26
            "Replacement Budget" - 6.9.5
            "Replacement Reserve Account" - 4.1.3
            "Replacement Reserve Fund" - 4.4.1
            "Responsible Officer" - 11.2.1
            "Restoration" - 8.4.1
            "Rollover Reserve Account" - 4.1.3
            "Rollover Reserve Fund" - 4.5.1
            "Securities" - 10.1.1
            "Securities Act" - 10.1.2
            "Secondary Market Transaction" - 10.1.1
            "Substitute Borrower" - 2.3
            "Substitute Mortgage" - 2.3
            "Substitute Property" - 2.3
            "Substitution" - 2.3
            "Substitution Date" - 2.3
            "Successor Borrower" - 2.4.4
            "Tax and Insurance Escrow Fund": - 4.3
            "Tax and Insurance Account" - 4.1.3
            "Total Defeasance"-2.4.1
            "Transfer" - 7.7
            "UBS Group" - 10.1.3
            "Undefeased Note" - 2.4.2
            "Underwriter Group" - 10.1.3
            "Underwriters" - 10.1.3
            "Voluntary Prepayment" - 3.2.1
            "WALP" - 7.7
            "WEA" - 7.7
            "Westfield" - 7.7
            "Year 2000" - 6.18

      1.3 Principles of Construction. Unless otherwise specified, (i) all references to sections and schedules are to those in this Agreement, (ii) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision, (iii) all definitions are equally applicable to the singular and plural forms of the terms defined, (iv) the word "including" means "including but not limited to," and (v) accounting terms not specifically defined herein shall be construed in accordance with GAAP.

II    THE LOAN

      2.1 The Loan.

            2.1.1 Commitment. Subject to and upon the terms and conditions of this Agreement, Lender agrees to make a loan to the Borrower on the Closing Date in an aggregate maximum principal sum of $215,780,000.00 (the "Principal"). Borrower may request and receive only one borrowing hereunder in respect of the Loan. The Loan shall mature on the Stated Maturity Date. No amount borrowed and repaid hereunder in respect of the Loan may be reborrowed.

            2.1.2 Note. The Loan shall be evidenced by a promissory note in the maximum principal sum of $215,780,000.00 (the "Note") executed by each Borrower and secured by the Mortgages, the Assignments of Leases and the other Loan Documents.

            2.1.3 Use of Loan Proceeds. The proceeds of the Loan shall be used by the Borrower to (i) repay and discharge existing loans relating to such Borrower's Collateral Property; (ii) fund certain of the Funds required to be funded by Borrower; (iii) pay approved costs and expenses in connection with the foregoing and the Loan; and (iv) make distributions to the members or partners of such Borrower to the extent any Loan proceeds remain upon payment of the aforementioned items.

      2.2 Conditions Precedent to Closing. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower of the following conditions precedent no later than the Closing Date.

            2.2.1 Representations and Warranties; Compliance with Conditions. The representations and warranties of each Borrower, individual and collectively, contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or an Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

            2.2.2 First Mortgage and Loan Documents. A Mortgage which shall constitute a valid first mortgage lien on the fee simple title to (or on Borrower's Leasehold Estate interest in a valid and subsisting Qualified Ground Lease of) each Collateral Property, which shall secure the Debt, subject only to such Liens as are acceptable to Lender, and such Borrower shall have delivered UCC-1 financing statements covering fixtures owned or to be owned by such Borrower and affixed to, or used in connection with, such Collateral Property, in each case appropriately completed and duly executed and delivered to Lender, or at Lender's discretion, the Title Company, for filing in the appropriate county and state offices. Lender shall have also received from Borrower fully executed and duly delivered counterparts of this Agreement, the Note and each of the other Loan Documents.

            2.2.3 Title Insurance. Lender shall have received a Title Insurance Policy for each Collateral Property and the Borrower shall have paid to the Title Company (and shall have delivered to Lender evidence of such payment) all premiums, and expenses of the Title Company in connection with the issuance of such Title Insurance Policy and an amount equal to the recording and the applicable stamp taxes (including mortgage recording taxes), if any, payable in connection with recording the insured Mortgages in the appropriate county land offices. Such Title Insurance Policies shall (i) provide coverage in amounts satisfactory to Lender, (ii) insure Lender that the relevant Mortgage creates a valid first priority lien on the Collateral Property, or the Borrower's Leasehold Estate therein, as applicable, encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (iii) contain such endorsements and affirmative coverages as Lender may request, and (iv) name Lender and its successors and assigns as the insured. The Title Insurance Policies shall be assignable.

            2.2.4 Environmental Audit. Lender shall be satisfied that (A) there are no pending or threatened claims, suits, actions or proceedings arising out of or relating to the existence of any Hazardous Substances at, in, on or under the Collateral Property, (B) the Collateral Property is in compliance in all material respects with all applicable Environmental Laws, and (C) no Hazardous Substances exist at, in, on or under the Collateral Property except in compliance in all material respects with applicable Environmental Laws. Lender shall have received, without limitation, (1) a comprehensive environmental audit of each Collateral Property (which shall include a visual survey, a record review, an area reconnaissance and a Phase I environmental study and, if the Phase I study shall so require, a Phase II environmental study), reasonably satisfactory in form and substance to Lender, conducted and certified by a qualified, independent environmental consultant within six (6) months of the Closing Date, (2) evidence that all required approvals have been obtained from all governmental and quasi-governmental authorities having jurisdiction with respect to the Collateral Property, and (3) such other environmental reports, inspections and investigations pertaining to the Collateral Property as Lender shall require, prepared, in each instance, by engineers or other consultants reasonably satisfactory to Lender.

            2.2.5 Insurance. Lender shall have received evidence of the existence of all insurance required to be maintained by each Borrower pursuant to the Loan Documents and the designation of Lender as the mortgagee and loss payee or additional insured, as applicable, thereunder to the extent required by the Loan Documents, in form and substance specified in the Loan Documents, and evidence of the payment of all premiums payable for the existing policy period.

            2.2.6 Financial Statements. Lender shall have received, with respect to each Collateral Property, (i) an unaudited operating statement for the trailing twelve (12) month period, certified by the Chief Financial Officer or Treasurer of Borrower and a statement of current operations certified by the applicable Borrower Representative and (ii) audited combined financial statements for all Borrowers for calendar year 1998. If Lender determines, in its sole discretion, that there have been significant changes at any Collateral Property since the most recent audited financial statement delivered to Lender, Borrower shall deliver to Lender a letter from an accounting firm acceptable to Lender in its sole discretion verifying current expenses and revenue of the applicable Collateral Property.

            2.2.7 Searches. Lender shall have received copies of UCC filing searches, tax lien searches, judgment searches and real estate tax searches and municipal department searches setting forth any and all building violations (if available) in each county where any Collateral Property is located (and in the case of UCC filing searches, in the office of the Secretary of State or other applicable state office of the State where any Collateral Property is located), demonstrating as of a recent date the existence of no other financing statements, tax liens, judgments, building violations or delinquent real estate taxes, together with evidence that all fees payable in connection with any such searches have been paid.

            2.2.8 Survey. Lender shall have received a Survey of each Collateral Property that is satisfactory to Lender and certified to Lender and its successors and assigns, the Title Company and any other parties requested by Lender as of a certification date satisfactory to the Title Company and reasonably satisfactory to Lender.

            2.2.9 Management. The Manager of each Collateral Property shall have executed and delivered a manager consent and subordination in accordance with
Section 6.13.3.

            2.2.10 Leases and Material Contracts. Lender shall have received certified copies of all Leases, reciprocal easement agreements and material contracts relating to each Collateral Property, including all amendments and modifications thereto, and such Leases, reciprocal easement agreements and contracts shall be in form and substance reasonably satisfactory to Lender.

            2.2.11 Intentionally Deleted.

            2.2.12 Tenant Estoppels. Lender shall have received an executed tenant estoppel letter, which shall be in form and substance satisfactory to Lender, from (a) each Anchor Tenant, (b) each Tenant paying base rent in an amount equal to or exceeding five percent (5%) of the Operating Income from the applicable Collateral Property occupied by such Tenant and (c) disregarding the area leased by those described in clauses (a) and (b), lessees of not less than seventy-five percent (75%) of the remaining gross leasable area of each Collateral Property.

            2.2.13 Property Condition Report. Lender shall have received reports covering the physical and structural condition of each Collateral Property in form and substance, and prepared by a qualified independent engineer, reasonably satisfactory to Lender and dated no more than six (6) months prior to the Closing Date, which shall (i) identify code and ADA compliance, (ii) include a schedule of deferred maintenance and the cost thereof, (iii) include a schedule of all capital expenditures projected to be required in the twelve (12) year period following the Closing Date, and (iv) for any Collateral Property in States in which Lender reasonably determines that there has been a history of earthquakes, assess the probable maximum loss in the event of the occurrence of an earthquake.

            2.2.14 Appraisal. Lender shall have received an Acceptable Appraisal of each Collateral Property.

            2.2.15 Zoning Compliance, Etc. Lender shall have received, with respect to each Collateral Property, evidence, in the form of (i) letters or other evidence from the appropriate municipal authorities, (ii) an ALTA 3.1 zoning endorsement (including parking coverage) for the applicable Title Insurance Policy, or (iii) a zoning opinion, in each case in substance reasonably satisfactory to Lender, that all improvements constituting part of the

Collateral Property have been constructed and are being used and operated in compliance in all material respects with (A) all applicable zoning, subdivision, environmental and other laws, orders, rules, regulations and requirements of all governmental or quasi-governmental authorities having jurisdiction with respect to each Collateral Property, (B) all building permits issued in respect of each Collateral Property and (C) the certificates of occupancy for each Collateral Property (copies of which certificates of occupancy shall have been delivered to Lender).

            2.2.16 Recording Taxes. Borrower shall have paid all mortgage recording taxes payable (if any) in each jurisdiction in which the Collateral Property is located in connection with the recordation of any Mortgage required under this Agreement.

            2.2.17 Perfection of Security Interests. Lender shall have received evidence that all actions necessary or, in the opinion of Lender, desirable to perfect and protect the Liens and security interests created by the Loan Documents have been or will be taken, including evidence that each Mortgage on the Collateral Property has been or will be duly filed and recorded in the appropriate governmental offices and that the related UCC financing statements have been or will be duly filed in the appropriate governmental offices.

            2.2.18 Opinions of Borrower's Counsel. Lender shall have received an opinion of counsel as to the applicable Borrower and an opinion of local counsel to Lender in the State in which the proposed Collateral Property is located, in each case with respect to such matters as Lender may request (including as to enforceability of the Loan Documents against such Borrower) and an Insolvency Opinion with respect to such Borrower, its partners, the Manager of the Collateral Property and such other persons as Lender shall designate, which Insolvency Opinion must be in form and substance reasonably satisfactory to Lender.

            2.2.19 Ground Lease. If any Collateral Property is subject to a Ground Lease, such Ground Lease is a Qualified Ground Lease.

            2.2.20 REA. If any Collateral Property is subject to an REA, such REA is a Qualified REA.

            2.2.21 Reserves and Escrows. Each Borrower shall have made such initial deposits into the Funds as Lender may require in accordance with this Agreement and the other Loan Documents.

            2.2.22 Rent Roll. A Rent Roll (in spread sheet format, containing such information as Lender may reasonably require) for each Collateral Property, certified by the Borrower Representative on behalf of the Borrower, shall have been delivered to Lender.

            2.2.23 Further Documents. Each Borrower shall have executed and delivered to Lender such documents, opinions and agreements and taken such action including executing such amendments or supplements to, and assumptions of, the Loan Documents, which Lender may reasonably require.

            2.2.24 Completion of Proceedings. All corporate and other proceedings taken or to be taken by each Borrower in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

            2.2.25 Delivery of Organizational Documents. Each Borrower shall have delivered or caused to be delivered to Lender copies certified by the Borrower of all organizational documentation related to that Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be reasonably requested by Lender.

            2.2.26 Expenses. Borrower shall have paid all amounts required to be paid by Borrower under Section 6.15.

            2.2.27 Tax Lot. Lender shall have received evidence that each Collateral Property constitutes one (1) or more separate tax lots, which evidence shall be reasonably satisfactory in form and substance to Lender.

            2.2.28 Encumbrances. Each Borrower shall have taken or caused to be taken such actions in such a manner so that Lender has a valid and perfected first Lien as of the Closing Date with respect to each Mortgage on the applicable Collateral Property, or the Borrower's Leasehold Estate therein, as applicable, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

      2.3 Substitution of Collateral Properties.

            (a) Subject to the terms and conditions set forth in this Section 2.3, Borrower may, at any time and from time to time during the period from the date hereof until thirty (30) days prior to the Anticipated Repayment Date obtain a release of Lender's Lien against one or more Collateral Properties by substituting (a "Substitution") one or more other comparable real estate assets (a "Substitute Property") for the Collateral Property or Collateral Properties so released. From and after the Substitution of a Substitute Property in accordance herewith, such Substitute Property shall thereafter be deemed a Collateral Property under this Agreement and the Allocated Loan Amount of such Substitute Property shall be the same as the Allocated Loan Amount of the Collateral Property it is replacing. In the event of a Substitution, the Note shall remain in full force and effect, and a new Mortgage encumbering the Substitute Property (the "Substitute Mortgage") shall be executed and delivered by Borrower to Lender to encumber the Substitute Property, which Substitute Mortgage shall secure the Borrower's Obligations under the Note and the other Loan Documents and which shall be cross-defaulted with the other Mortgages. Concurrently with the completion of all steps necessary to substitute a Substitute Property as provided herein, Lender shall execute or cause to be executed all such documents requested by Borrower as are necessary or appropriate (i) to release all Liens granted to Lender and affecting the replaced Property (or to assign the Security Instrument relating thereto). Borrower shall prepare at its expense all such documents. The Note shall be executed by the entity owning the Substitute Property (the "Substitute Borrower") and the Substitute Borrower shall execute and become party to the Contribution Agreement and each of the other Loan

Documents. The Borrower that owns the Property being replaced in the Substitution shall be released automatically from all of its obligations under the Loan Documents.

            (b) To qualify as a Substitute Property, the property must at the time of substitution:

                  (i) be a property as to which the applicable Borrower will hold indefeasible fee or ground leasehold title free and clear of any Lien or other encumbrance except for Permitted Encumbrances and easements, restrictive covenants and other title exceptions and Leases which do not have a material adverse effect on the utility or value of such property for its current use;

                  (ii) be the subject of an environmental report issued and certified by a recognized environmental consultant at Borrower's expense and in form and substance acceptable to the Applicable Rating Agencies, which shall demonstrate that the Substitute Property materially complies with all Environmental Laws and that an assessment of the Substitute Property does not contain any material amounts of Hazardous Substances (except for Routine Hazardous Substances) and there is no further action required with regard to such Substitute Property, unless the Borrower has agreed to deposit with the Lender such sums reasonably required to remediate any environmental problems set forth in the applicable environmental report;

                  (iii) be the subject of an engineering report which shall demonstrate that the property is in good repair and condition, provided that Borrower shall deposit into the Required Repair Fund an amount equal to one hundred twenty-five percent (125%) of the deferred maintenance costs as estimated by Lender based on third-party engineering reports; and

                  (iv) be in compliance, in all material respects, with Legal Requirements, as shall be certified in an Officer's Certificate in form and substance reasonably acceptable to Lender.

            (c) In addition to the conditions in Section 2.3(b) above, Substitution of any Collateral Property pursuant to this Section 2.3 shall be subject to the satisfaction of the following, all of which shall be prepared or obtained at Borrower's expense:

                        (i) Borrower shall have delivered to Lender a legal opinion from counsel to Borrower opining that any REMIC Trust formed pursuant to a Secondary Market Transaction will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Internal Revenue Code Section 860D, as amended from time to time, or any successor statute, as a result of the Substitution; provided, however, that in connection with the consents required pursuant to subsection (xii) below only, the Borrower shall have delivered to Lender a legal opinion from counsel to Borrower opining that any REMIC Trust formed pursuant to a Secondary Market Transaction should not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Internal Revenue Code Section 860D, as amended from time to time, or any successor statute, as a result of the Substitution;

                  (ii) Borrower shall have delivered to Lender a Rating Comfort Letter;

                  (iii) Receipt by Lender and the Applicable Rating Agencies of written notice thereof from Borrower at least thirty (30) days before the date of the proposed Substitution (the "Substitution Date"), together with
      (1) written evidence that the property proposed to be a Substitute Property complies with Sections 2.3(a) and (b) above and (2) such other information, including financial information, as Lender or the Applicable Rating Agencies may reasonably request;

                  (iv) Lender shall have received any due diligence materials requested by Lender with respect to each Substitute Property at least sixty (60) days before the Substitution Date (other than items such as title reports and estoppels which are typically not delivered sixty (60) days before a closing, provided such items are delivered within a reasonable period of time before the Substitution Date); provided that the Borrower shall only be required to provide to Lender the due diligence required pursuant to Section 2.2 of this Agreement and as otherwise required by the Rating Agencies in connection with the Substitute Property and the Substitution;

                  (v) The value of the Substitute Property shall be equal to at least 125% of the Allocated Loan Amount of the Collateral Property being released as such value is determined by the Lender based on a current Acceptable Appraisal for the Substitute Property;

                  (vi) After giving effect to such Substitution, the Debt Service Coverage Ratio of the Collateral Pool shall be equal to or greater than each of (x) the Debt Service Coverage Ratio of the Collateral Pool as of the Closing Date and (y) the Debt Service Coverage Ratio of the Collateral Pool immediately before such Substitution;

                  (vii) The Net Operating Income of the proposed Substitute Property shall be equal to or greater than the Net Operating Income of the Collateral Property it is replacing (calculated on the trailing twelve
      (12) month period);

                  (viii)After giving effect to such Substitution, the ratio of unpaid Principal to the Appraised Value of the Collateral Pool (the "LTV Ratio") shall not exceed either of (x) the LTV Ratio as of the day after the Closing Date, or (y) the LTV Ratio immediately prior to such Substitution;

                  (ix) After giving effect to such Substitution, the Lease Rollover Percentage will not exceed twenty percent (20%) for any calendar year all or any portion of which occurs prior to the Anticipated Repayment Date;

                  (x) Either (i) the Lease Rollover Percentage as of immediately after the Substitution will not, for any calendar year all or any portion of which occurs prior to the Anticipated Repayment Date, be more than two percent (2%) in excess of the Lease Rollover Percentage for such calendar year (or portion thereof) as of immediately prior to the Substitution or
      (ii) the Borrower shall deposit into the Rollover Reserve Fund for such Substitute Property an amount equal to (1) $1.00 multiplied by (2) the increase in the Lease Rollover Number which resulted in the condition set forth in the foregoing clause (i) not being satisfied;

                  (xi) Borrower shall have demonstrated that there is no Environmental Event affecting any Collateral Property that has a material adverse effect on the value of the Collateral Pool as a whole;

                  (xii) On any date of a Substitution, no more than twenty-five percent (25%) in the aggregate of the Collateral Properties (calculated by share of Net Operating Income) may be released from the Liens of the Loan Documents pursuant to Section 2.3(a); provided, however, that such twenty-five percent (25%) limitation shall not apply (i) in the event all or a portion of the Loan is included in a Secondary Market Transaction, if unanimous consent is obtained of all the holders of the most junior class (or classes, if aggregated pursuant to the pooling and servicing agreement or similar document), which, as of the time of the requested Substitution, is designated as the "controlling" or "directing" class or similar class having authority to appoint a special servicer and/or to consent or approve proposed actions of the special servicer; and (ii) if the Loan is participated or severed into one or more note(s) or component(s) such that one note or component is junior to another note or component, then, regardless of whether any note or component is included in a Secondary Market Transaction, the unanimous consent is obtained of all the holders of such junior note or component.

                  (xiii) With respect to each Substitute Property, Borrower shall have complied with all of the conditions precedent set forth in
      Section 2.2, except that all references in Section 2.2 to Closing Date shall be deemed to refer to the Substitution Date;

                  (xiv) No Event of Default shall be continuing;

                  (xv) Borrower shall have executed and/or delivered such other consents, enforceability and tax opinions, certificates, documents, agreements or instruments as Lender may reasonably request (including any modifications to this Agreement or the other Loan Documents amending, e.g., the schedules hereto);

                  (xvi) Borrower shall have paid all amounts required to be paid by Borrower under Section 6.15;

                  (xvii) Borrower shall have delivered to Lender an Officer's Certificate certifying that all information delivered to Lender by or on behalf of Borrower in connection with the Substitution is true, accurate and complete in all material respects and that all of the requirements of this Section 2.3 have been satisfied;

                  (xviii) Borrower shall have paid to, or deposited with, Lender all amounts required under Article IV in connection with the Substitute Property;

                  (xix) Each Substitute Property shall be located in the United States and its territories;

                  (xx) Borrower shall have delivered to Lender, in form and substance satisfactory to Lender, originals of the following:

                        (A) a Substitute Mortgage duly executed and acknowledged by the applicable Borrower; a substitute Assignment of Leases or an amendment to the Assignment of Leases; and an amendment to the Deposit Agreement with respect to the Substitute Property; each duly executed and acknowledged by the applicable Borrower, assigning and transferring to Lender a first priority security interest in all Rents, revenues, issues, profits and proceeds arising under the Leases relating to the Substitute Property, subject to the Permitted Encumbrances;

                        (B) Uniform Commercial Code financing statements (Form UCC-1) (or other forms required in any jurisdiction), duly executed by the applicable Borrower, covering all fixtures, equipment and other personal property collateral and all proceeds thereof, naming the applicable Borrower as debtor and Lender as secured party;

                        (C) insurance certificates issued by an Approved Insurer evidencing the insurance coverage required under Section 8.1.1 hereof; and

                        (D) payment of all costs and expenses anticipated to be incurred in connection with such Substitution (including, without limitation, reimbursement of Lender's reasonable costs, title premiums, mortgage recording taxes, transfer taxes, recording fees, appraisal fees and reasonable attorneys' fees and disbursements actually incurred).

                  (xxi) Borrower shall have provided Lender with a Title Insurance Policy reasonably acceptable to Lender insuring the Lien of the Substitute Mortgage and Borrower shall have paid all title insurance premiums associated with the issuance of such Title Insurance Policy;

                  (xxii) Borrower shall have represented to Lender the representation in Section 5.1.32 of this Agreement with respect to the Substitute Property; and

                  (xxiii) Borrower shall have represented to Lender the representation in Section 5.1.24 of this Agreement with respect to the Substitute Property.

            (d) For purposes of calculating Net Operating Income and Debt Service Coverage Ratio under Section 2.3(c), if any Collateral Property being substituted for has suffered a Casualty or Condemnation or an Environmental Event, then, at Lender's option, the Net Operating Income of such Collateral Property shall be calculated as of the end of the last full calendar month preceding such Casualty, Condemnation or Environmental Event, as the case may be.

            (e) For purposes of determining whether any of the conditions set forth in this Section 2.3 have been satisfied, Borrower will not be required to pay for the cost of any reports or updates of reports by third parties (e.g., engineers or environmental consultants) with respect to any Collateral Property (as distinguished from a proposed Substitute Property) unless the Net Operating Income of such Collateral Property has declined by ten percent (10%) or more since the date of this Agreement.

            (f) Upon completion of a Substitution and Borrower's fulfillment of the requirements of Section 2.3, the applicable Collateral Property shall be released from the Lien of its Mortgage and the Substitution Property, pledged to the Lender pursuant to a Substitute Mortgage, shall become part of the collateral securing the Note. In connection with the release of the applicable Lien, Borrower shall submit to Lender, not less than thirty (30) days prior to the Substitution Date, a release of Lien (and related Loan Documents) for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the respective Collateral Property is located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such releases. Borrower shall pay all costs, taxes and expenses associated with the releases of the Lien of the Mortgage on the Collateral Property which has been replaced pursuant to a Substitution, including Lender's reasonable attorneys' fees. Except as set forth in Section
2.3 or otherwise in this Agreement, no repayment, prepayment, substitution or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of any Mortgage on the Collateral Properties. Upon the completion of the Substitution, the Borrower shall have no liability to Lender relating to such released Collateral Property for any actions (or inaction) occurring thereon, or pertaining thereto, after the date of the Substitution.

      2.4 Defeasance.

            2.4.1 Total Defeasance.

            (a) Provided no Event of Default shall have occurred and remain uncured, Borrower shall have the right at any time after the Prepayment Lockout Expiration Date and prior to the Anticipated Repayment Date to obtain a release of the Liens of the Mortgages encumbering all of the Collateral Properties (a "Total Defeasance") upon satisfaction of the following conditions:

                  (i) Borrower shall provide Lender thirty (30) days prior written notice specifying a Payment Date (the "Defeasance Date") on which Borrower shall have satisfied the conditions in this Section 2.4.1 and on which it shall effect the defeasance;

                  (ii) Borrower shall pay to Lender (A) all accrued and unpaid interest on the Principal balance of the Note to and including the Defeasance Date and (B) all other sums, then due under the Note, this Agreement, the Mortgages and the other Loan Documents;

                  (iii) Borrower shall deposit the Total Defeasance Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of Sections 2.4.3 and 2.4.4 hereof;

                  (iv) Borrower shall execute and deliver to Lender a Security Agreement in respect of the Defeasance Collateral Account and the Total Defeasance Collateral;

                  (v) Borrower shall deliver to Lender (1) an opinion of counsel for Borrower satisfactory to a prudent lender opining, among other things, that (A) Lender has a legal and valid perfected first priority security interest in the Defeasance Collateral Account and the Total Defeasance Collateral, (B) if a Secondary Market Transaction has occurred, the REMIC Trust formed pursuant to such Secondary Market Transaction will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of the defeasance pursuant to this Section 2.4.1, and (C) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the U.S. Bankruptcy Code or applicable state law, and (2) an Insolvency Opinion with respect to the Successor Borrower;

                  (vi) Borrower shall deliver to Lender a Rating Comfort Letter with respect to the defeasance;

                  (vii) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.4.1(a) have been satisfied;

                  (viii) Borrower shall deliver a certificate of Borrower's independent certified public accountant certifying that the Total Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                  (ix) Borrower shall deliver such other certificates, opinions, documents and instruments as Lender may reasonably request; and

                  (x) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with the defeasance, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

            (b) If Borrower has elected to defease the entire Note and the requirements of this Section 2.4.1 have been satisfied, the Collateral Properties shall be released from the Liens of the Mortgages and the Total Defeasance Collateral, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note. In connection with the release of the Liens, Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, releases of Liens (and related Loan Documents) for execution by Lender. Such releases shall be in a form appropriate in the jurisdiction in which the respective Collateral Properties are located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such releases, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such releases in accordance with the terms of this Agreement. Borrower shall pay all costs, taxes and expenses associated with the releases of the Liens of the Mortgages, including Lender's reasonable attorneys' fees. Except as set forth in this Section 2.4.1, in Section 2.4.2 or otherwise in this Agreement, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the releases of the Liens of the Mortgages on the Collateral Properties.

            2.4.2 Partial Defeasance.

            (a) Provided no Event of Default shall have occurred and remain uncured, Borrower shall have the right at any time after the Prepayment Lockout Expiration Date and prior to the Anticipated Repayment Date to obtain a release of the Lien of a Mortgage or Mortgages encumbering one or more Collateral Properties (a "Partial Defeasance") upon satisfaction of the following conditions:

                  (i) Borrower shall provide Lender thirty (30) days prior written notice specifying (A) a Payment Date (the "Partial Defeasance Date") on which Borrower shall have satisfied the conditions in this
      Section 2.4.2 and on which it shall effect the defeasance, and (B) the Collateral Property proposed to be released from the Lien of its Mortgage (the "Release Property");

                  (ii) Borrower shall pay to Lender (A) all accrued and unpaid interest on the Principal balance of the Note to and including the Partial Defeasance Date and (B) all other sums, then due under the Note, this Agreement, the Mortgages and the other Loan Documents;

                  (iii) Borrower shall deposit the Partial Defeasance Collateral into the Defeasance Collateral Account and otherwise comply with the provisions of Sections 2.4.3 and 2.4.4 hereof;

                  (iv) Borrower shall prepare all necessary documents to modify this Agreement and to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to 125% of the Allocated Loan Amount for the Release Property (the "Defeased Note"), and the other note having a principal balance equal to the excess of (A) the original Principal amount of the Loan, over (B) the amount of Defeased Note (the "Undefeased Note"). The Defeased Note and Undefeased Note shall have identical terms as the Note except for the Principal balance. The Defeased Note and the Undefeased Note shall be cross defaulted and cross collateralized. A Defeased Note may not be the subject of any further defeasance;

                  (v) After giving effect to the release of the Lien of the Mortgage encumbering the Release Property proposed by Borrower to be released, the Debt Service Coverage Ratio for the trailing twelve (12) month period with respect to the remaining Collateral Properties is not less than the greater of (A) the Debt Service Coverage Ratio of all Collateral Properties encumbered by the Mortgages immediately prior to the release and (B) the Debt Service Coverage Ratio of all of the Collateral Properties as of the date hereof.

                  (vi) Borrower shall have delivered to Lender and the Applicable Rating Agencies shall have received from Borrower with respect to the matters referred to in clause (v), (A) statements of the Net Operating Income and Debt Service (both on a consolidated basis and separately for the applicable Collateral Property to be released) for the applicable measuring period and (B) based on the foregoing statements of Net Operating Income and Debt Service, calculations of the Debt Service Coverage Ratio both with and without giving effect to the proposed release, and (C) calculations of the ratios referred to in such clause
      (v), accompanied by an Officer's Certificate stating that such statements, calculations and information are true, correct and complete in all material respects;

                  (vii) Borrower shall execute and deliver to Lender a Security Agreement in respect of the Defeasance Collateral Account and the Partial Defeasance Collateral;

                  (viii) Borrower shall deliver to Lender an opinion of counsel for Borrower satisfactory to a reasonably prudent lender opining, among other things, that (A) Lender has a legal and valid perfected first priority security interest in the Defeasance Collateral Account and the Partial Defeasance Collateral, (B) if a Secondary Market Transaction has occurred, the REMIC Trust formed pursuant to such Secondary Market Transaction will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of the defeasance pursuant to this Section 2.4.2, (C) delivery of the Defeasance Collateral and the grant of a security interest therein to Lender shall not constitute an avoidable preference under
      Section 547 of the U.S. Bankruptcy Code or applicable state law and (D) an Insolvency Opinion with respect to the Successor Borrower;

                  (ix) Borrower shall deliver to Lender a Rating Comfort Letter with respect to the defeasance;

                  (x) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.4.2(a) have been satisfied;

                  (xi) Borrower shall deliver a certificate of Borrower's independent certified public accountant certifying that the Partial Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments;

                  (xii) Borrower shall deliver such other certificates, opinions, documents and instruments as Lender may reasonably request; and

                  (xiii) Borrower shall pay all reasonable costs and expenses of Lender incurred in connection with the defeasance, including Lender's reasonable attorneys' fees and expenses and Rating Agency fees and expenses.

            (b) If Borrower has elected to partially defease the Note and the requirements of this Section 2.4.2 have been satisfied, the Release Property shall be released from the Lien of its Mortgage. In connection with the release of the Lien, Borrower shall submit to Lender, not less than thirty (30) days prior to the Partial Defeasance Date, a release of Lien (and related Loan

Documents) for execution by Lender. Such release shall be in a form appropriate in the jurisdiction in which the Release Property is located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and
(ii) will effect such release in accordance with the terms of this Agreement. Borrower shall pay all costs, taxes and expenses associated with the release of the Lien of the Mortgage, including Lender's reasonable attorneys' fees. Borrower shall cause title to the Collateral Property so released from the Lien of its Mortgage to be transferred to and held by a Person other than Borrower. Except as set forth in this Section 2.4.2, in Section 2.4.1 or otherwise in this Agreement, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of any Mortgage on any of the Collateral Properties.

            2.4.3 Defeasance Collateral Account. On or before the date on which Borrower delivers the Total Defeasance Collateral or Partial Defeasance Collateral, Borrower shall open at any Eligible Institution the defeasance collateral account (the "Defeasance Collateral Account") which shall at all times be an Eligible Account. The Defeasance Collateral Account shall contain only (i) the Total Defeasance Collateral or Partial Defeasance Collateral, and
(ii) cash from interest and principal paid on the Total Defeasance Collateral or Partial Defeasance Collateral. All cash from interest and principal payments paid on the Total Defeasance Collateral or Partial Defeasance Collateral shall be paid over to Lender on each Payment Date and applied first to accrued and unpaid interest and then to principal. Any cash from interest and principal paid on the Total Defeasance Collateral or Partial Defeasance Collateral not needed to pay accrued and unpaid interest or Principal shall be retained in the Defeasance Collateral Account as additional collateral for the Loan. Borrower shall cause the Eligible Institution at which the Total Defeasance Collateral or Partial Defeasance Collateral are deposited to enter an agreement with Borrower and Lender, satisfactory to Lender in its reasonable discretion, pursuant to which such Eligible Institution shall agree to hold and distribute the Total Defeasance Collateral and Partial Defeasance Collateral in accordance with this Agreement. Successor Borrower shall be the owner of the Defeasance Collateral Account and shall report all income accrued on the Total Defeasance Collateral and Partial Defeasance Collateral for federal, state and local income tax purposes in its income tax return. Borrower shall prepay all costs and expenses associated with opening and maintaining the Defeasance Collateral Account. Lender shall not in any way be liable by reason of any insufficiency in the Defeasance Collateral Account.

            2.4.4 Successor Borrower. In connection with a Total Defeasance or Partial Defeasance under this Section 2.4, Borrower shall establish or designate a successor entity unaffiliated with the Borrower (the "Successor Borrower") which shall be a Special Purpose Entity approved by Lender. Lender hereby specifically reserves the right to require that the Successor Borrower be an Affiliate of Lender or Servicer. Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the Total Defeasance Collateral or Partial Defeasance Collateral, as applicable, to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under such documents. Borrower shall pay $1,000 to any such Successor

Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorney's fees and expenses, incurred in connection therewith.

III   INTEREST; PAYMENTS

      3.1 Interest; Monthly Loan Payments.

            3.1.1 Interest Generally. Interest on the outstanding Principal balance of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Applicable Interest Rate.

            3.1.2 Payment Before Anticipated Repayment Date. Borrower shall pay to Lender (a) on the first Payment Date following the Closing Date, an amount equal to interest only on the outstanding principal balance of the Loan from the Closing Date up to but not including such Payment Date and (b) on each Payment Date thereafter up to but not including the Anticipated Repayment Date, an amount equal to the Monthly Debt Service Payment Amount, which payments shall be applied first to accrued and unpaid interest and the balance to principal.

            3.1.3 Payment After Anticipated Repayment Date. Borrower shall pay to Lender on each Payment Date on and after the Anticipated Repayment Date (a) an amount equal to the Monthly Debt Service Payment Amount, such payment to be applied to interest in an amount equal to interest that would have accrued on the outstanding principal balance of the Loan (without adjustment for Accrued Interest) at the Regular Interest Rate and the balance applied to principal and
(b) an amount equal to the Net Operating Income After Debt Service for the preceding month, such payment to be applied to principal. Interest accrued at the Matured Performing Rate and not paid pursuant to the preceding sentence ("Accrued Interest"), shall be added to the outstanding principal balance and shall earn interest at the Applicable Interest Rate, to the extent permitted by law.

            3.1.4 Payment on Maturity Date. Borrower shall pay to Lender on the Maturity Date the outstanding principal balance, all accrued and unpaid interest (including without limitation the Accrued Interest) and all other amounts due hereunder and under the Note, the Mortgages and other the Loan Documents.

            3.1.5 Property Cash Flow Allocation.

            (a) Commencing on the January, 2000 Payment Date and continuing on each Payment Date occurring prior to the Maturity Date, except following the acceleration of all or any part of the Debt, all Rents with respect to the Collateral Property shall be applied as follows in the following order of priority: (i) First, to make the monthly required payments of Ground Rent, if any, pertaining to any Borrower's Collateral Property (including, the payment to Lender of any sums required to be deposited into the Ground Rent Escrow Fund);
(ii) Second, to make payments to the Tax and Insurance Escrow Fund required to be made by Borrower, (iii) Third, to pay the monthly portion of the Cash Management Fee due and payable by Borrower; (iv) Fourth, to Lender to pay the interest payment and principal payment required under Section 3.1.2 or 3.1.3, as applicable, (plus, if applicable, interest at the Default Rate and any other charges then due to Lender under the Loan Documents); (v) Fifth, during the continuance of a Cash Management Event, to make payments to the Rollover Reserve Fund required to be made by Borrower; (vi) Sixth, and only during the continuance of a Cash Management Event or the Anticipated Repayment Date, to make payments for Approved Operating Expenses pertaining to the Collateral Property; (vii) Seventh, during the continuance of a Cash Management Event, to make payments to the Replacement Reserve Fund required to be made by Borrower;
(viii) Lastly, payments to Borrower of any excess amounts unless the Debt Service Coverage Ratio falls below 1.25 (subject to a One Time Cash Management Event Cure) (the Debt Service Coverage Ratio shall be tested on a quarterly basis at the end of each calendar quarter (or portion thereof, if applicable) from and after the Closing Date), in which case all Rents remaining after application thereof pursuant to subsection (vii) hereof shall be applied by Lender in accordance with Section 4.11 until such time as a Cash Management Termination occurs.

            (b) Subject to the provisions of the Cash Management Agreement and as otherwise set forth herein in Section 4.11, the failure of any Borrower to make all of the payments required under clauses (i) through (vii) of Section 3.1.5(a) in full on each Payment Date shall constitute an Event of Default under this Agreement.

            (c) At any time after the Maturity Date or after the acceleration of all or any portion of the Debt, Lender may, in its sole discretion, permit the application of Rents in any order, and to any portion or portions of the Debt, as Lender shall determine.

            3.1.6 Payments after Default; Default Rate. After the occurrence and during the continuance of an Event of Default, the entire unpaid Debt shall bear interest at the Default Rate, and shall be payable upon demand from time to time to the extent permitted by applicable law. Payment or acceptance of interest at the Default Rate is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

      3.2 Loan Repayment; Voluntary Prepayment; Prepayment After Default.

            3.2.1 Repayment. Subject to the provisions of Section 8.4 of this Agreement, Borrower shall repay the Loan in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment and any other amounts due and owing under the Note, this Agreement and the other Loan Documents. Borrower shall not have the right to prepay all or any portion of the Principal before the Stated Maturity Date; provided, however, if no Default or Event of Default shall then exist, and Borrower provides not less than thirty
(30) days prior written notice to Lender, (x) Borrower may prepay the Loan in full (but not in part) without penalty or premium at any time within three (3) months of the Anticipated Repayment Date and (y) Borrower may prepay the Loan in full (but not in part) on any Payment Date occurring on or after the Prepayment Lockout Expiration Date provided that such prepayment is accompanied by the Yield Maintenance Premium applicable thereto and any other sums including all accrued and unpaid interest on the Principal due under the Note, this Agreement and the other Loan Documents (such repayments in (x) and (y) above being referred to as a "Voluntary Prepayment"). In the event any such Voluntary Prepayment is not made on a Payment Date,

Borrower shall also pay interest that would have accrued on such prepaid Principal to but not including the next Payment Date. Except during the continuance of an Event of Default, all proceeds of a Voluntary Prepayment of the Loan shall be applied by Lender as follows in the following order of priority: (i) First, to accrued and unpaid interest on the Loan at the Applicable Interest Rate; (ii) Second, to Principal of the Loan; and (iii) Third, to any other amounts then due and owing under the Loan Documents. If at any time prior to the Anticipated Repayment Date the Debt is accelerated by reason of an Event of Default, any principal payment received by Lender (whether as a result of a foreclosure of any Mortgage, the exercise of any of Lender's other rights or remedies under the Loan Documents or otherwise), then Lender shall be entitled to receive, in addition to all other sums due under the Loan Documents, an amount equal to the Yield Maintenance Premium applicable to such prepayment. During the continuance of an Event of Default, all proceeds of repayment, including any payment or recovery on any Collateral Property (whether as a result of foreclosure, of any Mortgage, the exercise of any of Lender's other rights or remedies or otherwise) shall, unless otherwise provided in the Loan Documents, be applied in such order and in such manner as Lender shall elect in Lender's discretion.

            3.2.2 Mandatory Prepayments. Each Loan is subject to mandatory prepayment, without premium or penalty, in certain instances of Insured Casualty or Condemnation (each a "Casualty/Condemnation Prepayment"), in the manner and to the extent set forth in Section 8.4.2. Each Casualty/Condemnation Prepayment shall be made on a Payment Date and shall be applied as follows in the following order of priority: (i) First, to costs and expenses of Lender (if any), including reasonable attorney's fees and disbursements, in connection with such prepayment or reasonably expended by Lender to protect the collateral value of the Collateral Property; (ii) Second, accrued and unpaid interest at the Applicable Interest Rate; (iii) Third, to Principal (with each Casualty/Condemnation Prepayment being applied first to reduce the Allocated Loan Amount of the Borrower whose Collateral Property was the subject of the Casualty/Condemnation); and (iv) Fourth, to any other amounts then due and owing under the Loan Documents. If such Casualty/Condemnation Prepayment is not paid on a Payment Date, the payment amount will include interest that would have accrued on the Principal prepaid to but not including the next Payment Date.

      3.3 Release of Property. Except as set forth in this Section 3.3 and otherwise set forth in this Agreement, no repayment or prepayment shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of any Mortgage.

            3.3.1 Release of Collateral Properties. A Borrower on one or more occasions may obtain (i) the release of the Collateral Property owned by it from the Lien of the Mortgage thereon (and related Loan Documents) and (ii) the release of such Borrower's obligations under the Loan Documents with respect to such Collateral Property (other than those expressly stated to survive), upon satisfaction of each of the following conditions:

            (a) Either (i) the conditions for Voluntary Prepayment of the entire Loan pursuant to Section 3.2.1 hereof are satisfied, (ii) Lender is required to release such Collateral Property pursuant to Section 2.3 in connection with a Substitution (it being understood that a release pursuant to Section 2.3 need not satisfy any Release Conditions not expressly set forth in Section 2.3); or
(iii) Lender is required to release such Collateral Property pursuant to

Section 2.4 in connection with a Defeasance (it being understood that a release pursuant to Section 2.4 need not satisfy any Release Conditions not expressly set forth in Section 2.4)

            (b) Such Borrower shall submit to Lender, the Release Documents set forth in Section 3.3.3 below, together with all other documentation Lender reasonably requires to be delivered by such Borrower in connection with such release, together with an Officer's Certificate of such Borrower.

            3.3.2 Release on Payment in Full. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of the Debt in accordance herewith, release the Liens of the Mortgages if not theretofore released.

            3.3.3 Release Documents. When the terms of Section 3.3 are satisfied with respect to a Collateral Property or when Lender has consented to a Substitution pursuant to Section 2.3, Lender shall execute and deliver to the Borrower such documents as may be necessary or appropriate to release such Borrower from its obligations under the Loan Documents and to release all liens held by Lender on such Collateral Property. All such documents shall be prepared by Borrower's counsel, shall be in a form appropriate in the jurisdiction in which such Collateral Property is located, shall be reasonably acceptable to Lender in form and substance and shall be delivered to Lender at least thirty
(30) days before the proposed release date.

            3.3.4 Release of Funds. Upon the completion of the release of a Collateral Property pursuant to Section 3.3.1 or the completion of a Substitution pursuant to Section 2.3, the Lender shall refund to the Borrower all amounts on deposit in the Funds with respect to the released Collateral Property or if such release is pursuant to a Substitution, at Lender's option, Lender shall offset such amounts against the sums required to be deposited into the Funds for the Substitute Collateral Property.

      3.4 Payments and Computations.

            3.4.1 Making of Payments. Each payment by a Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 1:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day that is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled Payment Date. All payments made by any Borrower hereunder or under the other Loan Documents, shall be without any deduction, set-off or counterclaim, whatsoever and are payable without relief from valuation and appraisement laws and with all costs and charges incurred in the collection or enforcement thereof, including attorneys' fees and court costs. Payments to Lender made from the Accounts shall be deemed to have been made before 1:00 p.m., New York City time, on the date such payment is made.

            3.4.2 Interest Calculation. Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on a three hundred sixty (360) day year by (c) the outstanding Principal balance.

            3.4.3 Late Payment Charge. If any Principal, interest or other sum due under any Loan Document is not paid on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law (the "Late Payment Charge"), in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment; provided that if no such late payment has occurred within the prior twelve (12) month period, Borrower shall only be required to pay the late payment charge provided for in this Section
3.4.3 if such failure to pay continues for two (2) Business Days after notice from Lender. Such amount shall be secured by the Loan Documents. Any action by Lender regarding the collection of a Late Payment Charge will be without prejudice to any other rights, nor act as a waiver of any other rights, that Lender may have as provided herein, at law or in equity. No Late Payment Charge shall be due in connection with any payment to be made from the Accounts, provided that on the date such payment is due there are sufficient funds in such Accounts to make the payment in question.

      3.5 Taxes. Any and all payments by Borrower hereunder and under the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on Lender's income, and franchise taxes imposed on Lender by the law or regulation of any Governmental Authority (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to in this Section 3.5 as "Applicable Taxes"). If Borrower shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable hereunder to Lender, the following shall apply provided the Applicable Taxes do not result because the Lender (due to permitted succession or assignment) is not a United States person as defined at section 7701(a)(30) of the Code or the Lender has failed to provide information necessary to avoid back-up withholding pursuant to section 3406 of the Code: (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5), Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. Borrower also agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or recordation of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes"). Borrower shall indemnify Lender for the full amount of Applicable Taxes or Other Taxes (including any Applicable Taxes or Other Taxes imposed by any jurisdiction on amounts paid or payable under this Section 3.5) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Applicable Taxes or Other Taxes were correctly or legally asserted. Payments pursuant to this Section 3.5 shall be made within fifteen (15) days after the date Lender makes written demand therefor. Borrower shall have the right to contest such Applicable Taxes and Other Taxes referred to in this Section 3.5 in accordance with the terms of
Section 6.2 of this Agreement.

IV    CASH MANAGEMENT; ESCROWS AND RESERVES

      4.1 Cash Management Arrangements.

            4.1.1 Lockbox Account. On or before the Closing Date, Borrower shall open an account for each Collateral Property (the "Lockbox Account") with Agent which shall be the depository account for the applicable Borrower into which all sums due to such Borrower will be deposited. The Lockbox Account shall be in Lender's name, or at Lender's option, in the Servicer's name. The Lockbox Account shall be under the sole dominion and control of Lender. The Lockbox Account will be opened and maintained as an Eligible Account.

            4.1.2 Deposits into Lockbox Account. Borrower shall cause all Tenants at each Collateral Property to pay Rent directly into the Lockbox Account on or before the date such Rent is due under the terms of the applicable Lease. When bills to Tenants are delivered pursuant to Section 6.11.6 of this Agreement, Borrower shall send a notice, substantially in the form of Exhibit A attached hereto, to all Tenants at each Collateral Property directing them to pay all Rent into the Lockbox Account. In the event that Borrower, it Affiliates or the Manager receives any Rents directly, Borrower agrees to deposit, or cause to be deposited, all such Rents into the Lockbox Account within one (1) Business Day. All sums deposited into the Lockbox Account shall be swept daily into one cash management account established by Borrower with Agent on or before the Closing Date (the "Cash Management Account") (the Cash Management Account shall be held and administered in accordance with the Cash Management Agreement). The Cash Management Account shall be in Lender's name, or at Lender's option, in the Servicer's name. The Cash Management Account shall be under the sole dominion and control of Lender. The Cash Management Account will be opened and maintained as an Eligible Account. Neither the Lockbox Account, the Cash Management Account nor the Cash Management Agreement shall alter or diminish in any way Borrower's obligation to make timely payment and deposits to all sums required to be paid or deposited under any Loan Document.

            4.1.3 The Accounts. On or before the Closing Date, Borrower shall open with Agent separate accounts for each of the following Funds (hereinafter defined): Tax and Insurance Escrow Fund (the "Tax and Insurance Account"), Replacement Reserve Fund (the "Replacement Reserve Account"), Rollover Reserve Fund (the "Rollover Reserve Account"), Ground Rent Escrow Fund (the "Ground Rent Account"), Operating Expense Reserve Fund (the "Operating Expense Account"), the Cash Collateral Fund (the "Cash Collateral Account") and the Debt Service Reserve Fund (the "Debt Service Reserve Account")]. Tax and Insurance Escrow Funds shall be held in the Tax and Insurance Account. Replacement Reserve Funds shall be held in the Replacement Reserve Account. Rollover Reserve Funds shall be held in the Rollover Reserve Account. Ground Rent Escrow Funds shall be held in the Ground Rent Account. Operating Expense Reserve Funds shall be held in the Operating Expense Account. The Debt Service Reserve Fund shall be held in the Debt Service Reserve Account All Funds remaining in the Accounts after application pursuant to Sections 3.1.5 and 4.11 shall be held in the Cash Collateral Account. The accounts defined in this Section may be hereinafter referred to from to time as an "Account" or collectively as the "Accounts." At Lender's option, each of the Accounts shall be opened in Lender's name or in Servicer's name. Each of the Accounts shall be under the sole dominion and control of Lender. Each of the Accounts shall be opened and maintained as an Eligible Account.

      4.2 Intentionally Deleted.

      4.3 Tax and Insurance Escrow Fund. Borrower shall pay to Lender on each Payment Date (i) one-twelfth (1/12th) of the Taxes for the Collateral Property that Lender estimates will be payable during the next twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates ("Monthly Tax Amount"), and
(ii) one-twelfth (1/12th) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies relating to the Collateral Property upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of such Policies ("Monthly Insurance Amount") (the amounts paid under the foregoing clauses (i) and (ii) with respect to the Collateral Property, less disbursements thereof pursuant hereto, being called the "Tax and Insurance Escrow Fund"). Lender will (a) apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by the respective Borrower pursuant to Sections 6.2 and 8.1 prior to the date upon which interest or penalties would be imposed, provided that the Borrower has promptly supplied Lender with notices of all Taxes and Insurance Premiums due for each Collateral Property, or (b) reimburse the applicable Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate in form and substance satisfactory to Lender; subject, however, to the Borrower's right to contest Taxes in accordance with Section
6.2. Following the payment by Lender of any Taxes pursuant to this Section 4.3, Lender shall send a "paid" receipt to the Borrower. Provided the Borrower has deposited funds into the Tax and Insurance Escrow Fund as required under this Section and given Lender timely notice of the amount and due date of such taxes, Borrower shall not be liable for interest or penalties resulting from late payment of such Taxes by Lender, and, so long as no portion of the Debt has been accelerated, Lender or Servicer shall be responsible for such interest and penalties. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts next coming due for Taxes and Insurance Premiums pursuant to Sections 6.2 and 8.1, Lender shall, in its sole discretion, return any excess to the applicable Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the Taxes or Insurance Premiums next coming due, Lender shall notify the Borrower of such determination and the Borrower shall increase the monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be. Lender acknowledges that Borrower currently causes its Premiums to be paid by Afco Acceptance Corp. ("Afco") through an agreement with Westfield America, Inc., and Lender agrees that amounts for the Borrower's Premiums held in the Tax and Insurance Escrow Fund shall be released to reimburse the Borrower for payments made by it to reimburse Westfield America, Inc. for the amounts paid to Afco with respect to the Borrower's Premiums (subject to compliance by Borrower with clause (b) of this Section 4.3 or any other similar arrangements reasonably acceptable to Lender.

      4.4 Replacements and Replacement Reserves.

            4.4.1 Replacement Reserve Fund. Upon the occurrence of a Cash Management Event, Borrower shall pay to Lender on each Payment Date thereafter (in addition to other payments required hereunder) an amount equal to the Monthly Replacement Deposit for each Collateral Property (such payments with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "Replacement Reserve Fund"). If the amount of the Replacement Reserve Fund shall exceed the amounts due for Approved Replacement Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess to the Borrower or, if future Replacement Reserve Fund payments are then required, credit such excess against such future payments.

            4.4.2 Payment of Replacement Expenses. From time to time (but not more often than monthly), Lender shall disburse funds held in the Replacement Reserve Fund to the applicable Borrower, within thirty (30) days after the delivery by the applicable Borrower to Lender of a request therefor, in increments of at least $5,000; provided, that (i) on the day of the request and on the day of payment no Event of Default shall have occurred and be continuing;
(ii) such disbursement is for a Replacement Expense that has been incurred by such Borrower (provided that, during the continuance of a Cash Management Event, such Replacement Expense must be an Approved Replacement Expense); (iii) Lender shall have (if it desires) verified (by an inspection conducted at the Borrower's expense) performance of the work associated with such Approved Replacement Expense (or Replacement Expense, as the case may be); and (iv) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay or reimburse the applicable Borrower for Approved Replacement Expenses (or Replacement Expenses, as the case may be) and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 7.8) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been used to pay the previously identified Approved Replacement Expenses (or Replacement Expenses, as the case may be), and (B) reasonably detailed documentation as to the amount, necessity and purpose therefor.

      4.5 Rollover Reserves.

            4.5.1 Rollover Reserve Fund. Upon the occurrence of a Cash Management Event, Borrower shall pay to Lender on each Payment Date thereafter monthly deposits for the payment of Approved Leasing Expenses (the "Monthly Rollover Deposit") for each Collateral Property (in addition to other payments required hereunder) (such payments with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "Rollover Reserve Fund") or, at Borrower's option, shall post a Letter of Credit in such amount determined by Lender based on $.75 a square foot of gross leasable area excluding Anchor Tenant space for each Collateral Property. Lender will apply such payments to payment of Approved Leasing Expenses pursuant to the terms hereof. Borrower shall also deposit into the Rollover Reserve Fund all payments ("Lease Termination Payments") received from Tenants in connection with the termination or cancellation of any Lease more than one year prior to its expiration date, including fees, penalties and commissions (provided that, upon the releasing of all or any portion of the space demised under such cancelled or terminated Lease, Lender shall, upon the applicable Borrower's request and provided no Event of Default then exists, release to such Borrower the portion, if any, of the Lease Termination Payment which exceeds the actual Leasing Expenses incurred or to be incurred in connection with such releasing). If the amount of the Rollover Reserve Fund shall exceed the amounts due for Approved Leasing Expenses pursuant to the terms hereof, Lender shall retain excess Rollover Reserve Funds in accordance with
Section 4.11 of this Agreement. If Lender determines in its reasonable judgment that the amount of the Rollover Reserve Fund will be insufficient to pay the amounts due or to become due for Approved Leasing Expenses (after taking into account any Lease Termination Payments theretofore deposited into the Rollover Reserve), Lender may adjust the monthly amounts required to be deposited into the Rollover Reserve Fund upon thirty (30) days' notice to Borrower. Alternatively, Lender may in its discretion determine that the amount of the Rollover Reserve Fund will exceed the amounts due or to become due for Approved Leasing Expenses, in which case Lender may reduce the monthly amounts to be deposited therein. Lender shall release funds on deposit in the Rollover Reserve Fund to the Borrower for each Collateral Property, in an amount calculated based on the amounts per square foot leased as set forth on Schedule 6 attached hereto, upon Lender's receipt from Borrower of evidence that (i) a new Lease has been executed, (ii) the Tenant under such new Lease has taken possession of the premises leased thereunder and has provided the Borrower and Lender with an estoppel letter stating that the Tenant has commenced paying rent pursuant to the terms of its Lease, (iii) all tenant improvement costs or other Approved Leasing Expenses have been paid pursuant to the terms of the new Lease, and (iv) any leasing commissions have been paid and there are no outstanding monetary obligations of the Borrower to the Tenant or any third party due under such new Lease.

            4.5.2 Payment of Leasing Expenses. From time to time (but not more than once per month) Lender shall disburse funds held in the Rollover Reserve Fund to the applicable Borrower(s), within fifteen (15) days after the delivery by the applicable Borrower(s) to Lender of a request therefor, in increments of at least $5,000; provided, (i) on the day of the request and on the day of payment no Event of Default shall have occurred and be continuing; (ii) such disbursement is for an Approved Leasing Expense; (iii) Lender shall have (if it desires) verified (by an inspection conducted at Borrower's expense) performance of any construction work associated with such Approved Leasing Expense; and (iv) the request for disbursement is accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used only to pay (or reimburse the applicable Borrower(s) for) Approved Leasing Expenses and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 7.8) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been used only to pay (or reimburse the applicable Borrower(s) for) the previously identified Approved Leasing Expenses, and (B) reasonably detailed supporting documentation as to the amount, necessity and purpose therefor. During the continuance of a Cash Management Event, any such disbursement to pay (rather than reimburse) Approved Leasing Expenses may, at Lender's option, be made by joint check payable to the applicable Borrower(s) and the payee of such Approved Leasing Expenses.

      4.6 Ground Rent Escrow.

            4.6.1 Ground Rent Escrow Fund. Each Borrower whose Collateral Property is subject to a Ground Lease that requires payment of net annual rent on other than a monthly basis, shall pay to Lender on each Payment Date one-twelfth (1/12th) of the annual net rent that Lender estimates will be payable under such Ground Lease during the next twelve (12) months in order to accumulate with Lender sufficient funds to pay the then next installment of annual net rent due under such Ground Lease at least thirty (30) days prior to the due date thereof (the "Monthly Ground Rent") (such payments with respect to all Ground Leases, less disbursements thereof pursuant hereto, the "Ground Rent Escrow Fund"). Lender will apply the Ground Rent Escrow Fund to payments of annual net rent required to be made by the applicable Borrower under its Ground Lease, or to reimburse such Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate of such Borrower in form and substance satisfactory to Lender. In making any payment relating to the Ground Rent Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the landlord under the applicable Ground Lease, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any claim by such landlord. If at any time Lender determines that the portion of the Ground Rent Escrow Fund allocable to any Ground Lease is not or will not be sufficient to pay the annual net Rent pursuant to such Ground Lease next coming due, Lender shall notify the applicable Borrower(s) of such determination and the applicable Borrower(s) shall increase its (their) monthly payments to Lender by the amount that Lender reasonably estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the annual net rent under the applicable Ground Lease(s).

      4.7 Operating Expense Reserves.

            4.7.1 Operating Expense Reserve Fund. After the occurrence of a Cash Management Event or the Anticipated Repayment Date, Borrower shall pay to Lender an amount equal to the Approved Operating Expenses for each Collateral Property for the next Current Month (the "Monthly Operating Expense Deposit") (such payments with respect to the entire Collateral Pool, less disbursements thereof pursuant hereto, being called the "Operating Expense Reserve Fund"). If the amount of the Operating Expense Reserve Fund shall exceed the amounts due for Approved Operating Expenses pursuant to the terms hereof, Lender shall retain excess Operating Expense Reserve Funds in accordance with Section 4.11 of this Agreement.

            4.7.2 Payment of Approved Operating Expenses. From time to time (but not more than once per month) following the occurrence of a Cash Management Event or the Anticipated Repayment Date, Lender shall disburse funds held in the Operating Expense Reserve Fund to Borrower, provided (i) on the day of the request and on the date of payment no portion of the Debt shall have been accelerated; (ii) such disbursement is for an Approved Operating Expense; and
(iii) such disbursement is requested by Borrower in writing, accompanied by (A) an Officer's Certificate certifying (v) the amount of funds to be disbursed, (w) that such funds will be used to pay Approved Operating Expenses and a description thereof, (x) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 7.8) have been paid in full, (y) that the same has not been the subject of a previous disbursement, and (z) that all previous disbursements have been or will be used to pay the previously identified Approved Operating Expenses, and (B) reasonably detailed documentation as to the amount, necessity and purpose therefor. Subject to satisfaction of the preceding conditions, if Lender receives from a Borrower a valid request for a disbursement for payment of Approved Operating Expenses for the then Current Month at least five (5) Business Days prior to the Payment Date occurring in such Current Month, then the disbursement in respect of such Approved Operating Expenses shall be made to such Borrower on such Payment Date. Notwithstanding anything to the contrary in the foregoing, during the continuance of an Event of Default Lender shall have the right, in lieu of disbursing to Borrower funds from the Operating Expense Reserve Fund, to pay such funds directly to the obligees or to pay such funds to the applicable Borrower and the obligee in question jointly.

      4.8 Casualty/Condemnation Fund. The Borrower shall pay, or cause to be paid, to Lender all Proceeds or Awards due to any Casualty or Condemnation (such amounts, less disbursements thereof pursuant hereto, the "Casualty/Condemnation Fund"), in accordance with the provisions of Sections 8.2.2 and 8.3.2. All amounts in the Casualty/Condemnation Fund shall be disbursed in accordance with the provisions of Article VIII.

      4.9 Security Deposits.

            (a) Security deposits under Leases shall not be commingled with any other funds of any Borrower (unless permitted by applicable Legal Requirements) and all security deposits paid in cash under Leases, shall, unless permitted to be commingled with any Borrower's funds under applicable Legal Requirements, be deposited by the applicable Borrower into an account with the Agent. After the occurrence of a Cash Management Event, each Borrower shall, upon Lender's request, if permitted by applicable Legal Requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) under Leases, to be held by Lender subject to the terms of the Leases. If applicable Legal Requirements prohibit any Borrower from turning over to Lender security deposits under Leases, such Borrower shall keep such security deposits at a separately designated account at the Agent so that the security deposits shall not be commingled with any other funds of such Borrower. Security deposits held by the Lender will be released by Lender upon notice from the Borrower together with such evidence as Lender may reasonably request that such security deposit is required to be returned to a Tenant pursuant to the terms of a Lease or may be applied as Rent pursuant to the rights of such Borrower under the applicable Lease.

            (b) Any letter of credit or other instrument that a Borrower receives in lieu of a cash security deposit shall (i) be maintained in full force and effect in the full amount unless replaced by a cash deposit as hereinabove described, (ii) if pertaining to a Material Lease, be issued by an institution reasonably satisfactory to Lender, (iii) if permitted pursuant to any Legal Requirements, name Lender as payee or mortgagee thereunder (or be fully assignable to Lender) and (iv) in all respects, comply with any applicable Legal Requirements and, if pertaining to a Material Lease, otherwise be reasonably satisfactory to Lender. Each Borrower shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of such Borrower's compliance with the foregoing.

      4.10 Funds, Generally.

            4.10.1 Grant of Security Interest; Application of Funds. As additional security for Borrower's payment of the Debt and the performance by Borrower of all other terms, conditions and provisions of the Loan Documents, each Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in, all right, title and interest of such Borrower in and to all Rents and in and to all payments to or monies held in the Lockbox Account, the Cash Management Account, the Accounts (collectively, the "Cash Management Accounts") and in the Casualty/Condemnation Fund (all amounts held in the Accounts, the Casualty/Condemnation Fund, together with all other funds designated as or deemed to be "Funds" under this Agreement, are referred to herein as the "Funds"). Each Borrower for itself and on behalf of each of its Affiliates and the Manager hereby grants to Lender a continuing security interest in, and agrees to hold in trust for the benefit of Lender, all Rents in its possession prior to the (i) payment of such Rents to Lender or (ii) deposit of such Rents into the Lockbox Account in accordance with this Agreement and the Cash Management Agreement. No Borrower shall, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Cash Management Account or Fund, or permit any Lien to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the UCC. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums in the Cash Management Accounts as provided under Section 3.1.5(c).

            4.10.2 Investments of Funds. Lender shall direct the Agent to invest any balances in the Accounts in Permitted Investments as instructed by Borrower, provided that (i) if Borrower fails to so instruct Lender, or upon the occurrence and continuation of a Cash Management Event, Lender may direct the Agent to invest and reinvest such balances of the Funds in Permitted Investments as Lender shall determine in its sole discretion, (ii) the maturities of the Permitted Investments on deposit in the Accounts shall be selected and coordinated to become due not later than one day before any disbursements from the Accounts must be made, (iii) all such Permitted Investments shall be held in the name of and be under the sole dominion and control of Lender and subject at all times to the terms hereof, and (iv) no Permitted Investment shall be made unless Lender shall have and continue to have a perfected first priority Lien in such Permitted Investment securing the obligations of Borrower hereunder and under the other Loan Documents and all filings and other actions necessary to ensure the validity, perfection, and first priority of such Lien shall have been taken. Lender shall have no liability for any loss investments of Funds in the Accounts that are invested in Permitted Investments and no such loss shall affect Borrower's obligations to make the deposits into the Funds pursuant to this Agreement. Borrower shall report on its federal, state and local income tax reports at interest or income accrued on Funds in the Accounts.

      4.11 Cash Collateral Fund.

            (a) After the occurrence of a Cash Management Event, all Rents remaining in the Accounts after application thereof pursuant to items (i) through (vii) of Section 3.1.5(a), shall be transferred to the Cash Collateral Account (all funds at any time in the Cash Collateral Account being called the "Cash Collateral Fund").

            (b) Funds in the Cash Collateral Account which originally constituted a part of the Replacement Reserve Fund or the Rollover Reserve Fund shall be held in the Cash Collateral Account for future disbursement by Lender, provided no Event of Default then exists, for Approved Replacement Expenses and Approved Leasing Expenses, respectively, to the extent, but only to the extent, that Borrower's required Monthly Reserve Deposits and/or required Monthly Rollover Deposits, respectively, are insufficient to pay for same. Funds in the Cash Collateral Account which originally constituted a part of some other Fund shall be held in the Cash Collateral Account for future application, provided no Event of Default then exists, to such Funds, in such order and manner as Lender may elect in its sole and absolute discretion.

            (c) Any funds deposited with the Lender in connection with a One Time Cash Management Event Cure shall be secured by the Mortgages and be otherwise applied in accordance with the terms of this Section 4.11 if the One Time Cash Management Event Cure does not prevent a Cash Management Event from occurring at the end of the following quarter upon the Lender's test of the Debt Service Coverage Ratio. If there is no Cash Management Event upon such subsequent test of the Debt Service Coverage Ratio, or a Cash Management Termination has occurred, the funds deposited with the Lender in connection with a One Time Cash Management Event Cure shall be returned to the Borrower pursuant to subsection (d) below.

            (d) Upon a Cash Management Termination, Lender shall deliver to Borrower, on the next Business Day, all Funds then on deposit in the Cash Collateral Account.

      4.12 Intentionally Deleted.

V     REPRESENTATIONS AND WARRANTIES

      5.1 Borrower Representations. Each Borrower represents and warrants as to itself, as of the date hereof that, except to the extent (if any) disclosed on
Schedule 4 with reference to a specific subsection of this Section 5.1:

            5.1.1 Organization; Special Purpose. Each Borrower has been duly organized and is validly existing and in good standing under the laws of the State of formation, with requisite power and authority, and all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in which it is now engaged. Each Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations. Each Borrower is a Special Purpose Entity, and the sole business of each Borrower is the ownership, management and operation of the Collateral Property owned by it.

            5.1.2 Proceedings; Enforceability. Each Borrower has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. The Loan Documents to which any Borrower is a party have been duly executed and delivered by such Borrower and constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            5.1.3 No Conflicts. The execution, delivery and performance by each Borrower of the Loan Documents to which it is a party will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any of the property of such Borrower pursuant to the terms of, any agreement or instrument to which such Borrower is a party or by which its property is subject (including any Ground Lease), nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any Governmental Authority having jurisdiction over such Borrower or any of its properties. Each Borrower's rights under the Licenses and the Management Agreement pertaining to the Collateral Property owned by such Borrower will not be adversely affected by the execution and delivery of the Loan Documents, such Borrower's performance thereunder, the recordation of any Mortgage executed by such Borrower, or the exercise of any remedies by Lender. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution and delivery by any Borrower of the Loan Documents has been obtained and is in full force and effect.

            5.1.4 Litigation. There are no actions, suits or other proceedings at law or in equity by or before any Governmental Authority now pending or threatened against or affecting any Borrower, any Borrower Representative, the Manager or any Collateral Property, which, if adversely determined, might materially adversely affect the condition (financial or otherwise) or business of any Borrower, any Borrower Representative, Manager or the condition or ownership of any Collateral Property.

            5.1.5 Agreements. No Borrower is a party to any agreement or instrument or subject to any restriction which might adversely affect such Borrower or its Collateral Property, or such Borrower's business, properties, operations or condition, financial or otherwise. No Borrower is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or any Collateral Property is bound.

            5.1.6 Title. Each Borrower has good fee title (or, if the Mortgages granted by such Borrower are leasehold mortgages, leasehold title) to the portion of its Collateral Property constituting Real Property, and good title to the balance of the Collateral Property, free and clear of all Liens except the Permitted Encumbrances. The Mortgage executed by each Borrower, when properly recorded in the appropriate records, together with any UCC financing statements required to be filed in connection therewith, will create (i) valid, perfected first and second priority lien on the fee interest in the Collateral Property (or, if the Mortgage granted by such Borrower are leasehold mortgages, the Leasehold Estate), and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty purported to be covered by such Mortgages (including the Leases affecting such Collateral Property), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. The Permitted Encumbrances do not materially adversely affect the value or use of any Collateral Property, or the ability of Borrower to repay the Loan. There are no claims for payment for work, labor or materials affecting any Collateral Property which are or may become a Lien prior to, or of equal priority with, any Liens created by the Loan Documents.

            5.1.7 Survey. To the best of each Borrower's knowledge, the survey for each Collateral Property delivered to Lender does not fail to reflect any material matter affecting such Collateral Property or the title thereto which is required to be reflected thereon in accordance with the standards for a Survey described in the definition thereof.

            5.1.8 No Bankruptcy Filing. None of the Borrowers is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its property (a "Bankruptcy Proceeding"), and none of the Borrowers has any knowledge of any Person contemplating the filing of any such petition against any Borrower. In addition, no Borrower or Borrower Representative or any principal or Affiliate of any Borrower or Borrower Representative has been a party to, or the subject, of a Bankruptcy Proceeding for the past ten (10) years.

            5.1.9 Full and Accurate Disclosure. No statement of fact made by Borrower in any Loan Document contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein not misleading. There is no material fact presently known to any Borrower that has not been disclosed to Lender which adversely affects, or, as far as any Borrower can foresee, might adversely affect, the Collateral Property or the business, operations or condition (financial or otherwise) of any Borrower.

            5.1.10 No Plan Assets. Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition,
(a) Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Loan Agreement.

            5.1.11 Compliance. Each Borrower and its Collateral Property and the use thereof comply in all material respects with all applicable Legal Requirements. No Borrower is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of such Borrower. There has not been and shall never be committed by any Borrower or any other Person in occupancy of or involved with the operation or use of any Collateral Property any act or omission affording any Governmental Authority the right of forfeiture as against any Collateral Property or any part thereof or any monies paid in performance of any Borrower's obligations under any Loan Document.

            5.1.12 Contracts. As of the date hereof, there are no material service, maintenance or repair contracts affecting any Collateral Property other than those identified on Schedule 5. All information set forth in Schedule 5 is true, accurate and complete in all material respects as of the date hereof. Except as disclosed on Schedule 5, there are no material service, maintenance or repair contracts that are not terminable on one month's notice or less without cause and without penalty or premium. All service, maintenance or repair contracts affecting any Collateral Property have been entered into at arms-length in the ordinary course of a Borrower's business and provide for the payment of fees in amounts and upon terms comparable to existing market rates.

            5.1.13 Financial Information. All financial data, including the information required pursuant to Section 2.2.6 hereof and any statements of cash flow and income and operating expense, that have been delivered to Lender in respect of any Collateral Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of such Collateral Property as of the date of such reports, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. No Borrower has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that would have a material adverse affect on the financial condition of such Borrower or on any Collateral Property or the operation thereof as retail shopping centers, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of any Borrower from that set forth in said financial statements.

            5.1.14 Condemnation. No Condemnation or other proceeding has been commenced or, to any Borrower's best knowledge, is contemplated with respect to all or part of any Collateral Property or for the relocation of roadways providing access to any Collateral Property.

            5.1.15 Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements or any Loan Document.

            5.1.16 Utilities and Public Access. Each Collateral Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Collateral Property for its respective intended uses. All public utilities necessary or convenient to the full use and enjoyment of each Collateral Property are located either in the public right-of-way abutting such Collateral Property (which are connected so as to serve such Collateral Property without passing over other property) or in recorded easements serving such Collateral Property and such easements are set forth in and insured by the Title Insurance Policies. All roads necessary for the use of each Collateral Property for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

            5.1.17 Not a Foreign Person. No Borrower is a "foreign person" within the meaning of ss. 1445(f)(3) of the Code.

            5.1.18 Separate Lots. Each Collateral Property is comprised of one
(1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of such Collateral Property.

            5.1.19 Assessments. There are no pending or proposed material special or other assessments for public improvements or otherwise affecting any Collateral Property, or any contemplated improvements to any Collateral Property that may result in such special or other assessments.

            5.1.20 Enforceability. The Loan Documents are not subject to, and no Borrower has asserted, any right of rescission, set-off, counterclaim or defense, including the defense of usury. No exercise of any of the terms of the Loan Documents, or any right thereunder, will render any Loan Document unenforceable.

            5.1.21 Insurance. Borrower has obtained and has delivered to Lender certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

            5.1.22 Use of Property; Licenses. Each Collateral Property is used exclusively for retail and other appurtenant and related uses. Except as heretofore discussed in writing to Lender, all material certifications, permits, licenses and approvals, including certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Collateral Property (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower shall keep and maintain all licenses necessary for the operation of each Collateral Property as a retail shopping center. The uses being made of each Collateral Property are in conformity in all material respects with, and are permitted under, the certificate of occupancy issued for such Collateral Property.

            5.1.23 Flood Zone. Except as disclosed on a Survey delivered to Lender, none of the Improvements on any Collateral Property is located in an area as identified by the Federal Emergency Management Agency as an area having special flood hazards.

            5.1.24 Physical Condition. Except as otherwise disclosed in the written physical inspection reports heretofore delivered to Lender, each Collateral Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in any Collateral Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any Collateral Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

            5.1.25 Boundaries and Encroachments. All of the Improvements on any Collateral Property included in determining the appraised value of such Collateral Property lie wholly within the boundaries and building restriction lines of such Collateral Property, and no improvement on an adjoining property encroaches upon such Collateral Property, and no easement or other encumbrance upon such Collateral Property encroaches upon any of the Improvements, so as to affect the value or marketability of such Collateral Property, except those insured against by the Title Insurance Policy.

            5.1.26 Leases and Rent Roll. Borrowers have delivered to Lender a true, correct and complete rent roll for each Collateral Property (each a, "Rent Roll"), which includes all Leases affecting each Collateral Property (including schedules for all executed Leases for Tenants not yet in occupancy or under which the rent commencement date has not occurred). Except as set forth in the Rent Rolls and estoppel certificates delivered to Lender on or prior to the Closing Date for the applicable Collateral Property: (i) to the best of each Borrower's knowledge, each Lease is in full force and effect; (ii) the Tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises, have commenced the payment of rent under the Leases, and, to the best of each Borrower's knowledge, there are no offsets, claims or defenses to the enforcement thereof; (iii) to the best of each Borrower's knowledge, all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (iv) the rent payable under each Lease is the amount of fixed rent set forth in the Rent Roll, and, to the best of each Borrower's knowledge, there is no claim or basis for a claim by the Tenant thereunder for an adjustment to the rent; (v) to the best of each Borrower's knowledge, no Tenant has made any written claim of a material default against the landlord under any Lease which remains outstanding nor, to the best of each Borrower's knowledge, has Borrower or Manager received, by telephonic, in-person, e-mail or other communication, received any notice of a material default under any Lease; (vi) to the best of each Borrower's knowledge, there is no present material default by the Tenant under any Lease; (vii) no Borrower holds any security deposits under the Leases;
(viii) a Borrower is the sole owner of the entire lessor's or sublessor's interest in each Lease; (ix) to the best of each Borrower's knowledge, each Lease is the valid, binding and enforceable obligation of a Borrower and the applicable Tenant thereunder; (x) to the best of each Borrower's knowledge, no Person has any possessory interest in, or right to occupy, any Collateral Property except under the terms of a Lease; and (xi) Borrower has not received any written notice of default on the part of Landlord under any Lease. Notwithstanding the foregoing, the breach of any of the representations contained in the preceding sentence shall not constitute an Event of Default provided that (i) the relevant Lease is not a Material Lease and (ii) the facts resulting in such breach do not, after taking into account all other facts resulting in other breaches of the representations contained in the preceding sentence, do not have a material adverse affect on the value, Net Operating Income, use or operation of any Collateral Property. None of the Leases contains any option to purchase or right of first refusal to purchase any Collateral Property or any part thereof. Neither the Leases nor the Rents have been assigned or pledged except to Lender, and no other Person has any interest therein except the Tenants thereunder.

            5.1.27 Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of any Collateral Property to any Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages, have been paid, and, under current Legal Requirements, each of the Mortgages is enforceable in accordance with their respective terms by Lender (or any subsequent holder thereof).

            5.1.28 Investment Company Act. No Borrower is (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

            5.1.29 Fraudulent Transfer. No Borrower has entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and each Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of each Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of each Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than such Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No Borrower intends to, or believes that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of such Borrower).

            5.1.30 Ownership of Borrower. As to each Borrower that is a limited partnership, the sole managing member of the sole general partner of such Borrower is its Borrower Representative. As to each Borrower that is a limited liability company, the sole managing member of such Borrower is its Borrower Representative. Westfield America Limited Partnership is the owner of all of the issued and outstanding capital stock of, in the case of Downtown Plaza LLC, Borrower, and in the case of each of the other Borrowers, the Borrower Representative, all of which capital stock has been validly issued and fully paid and is nonassessable. The only limited partners or other members of each Borrower are identified on Schedule 6 hereto. The stock of, in the case of the Downtown Plaza LLC, Borrower, and in the case of each of the other Borrowers, the Borrower Representative, and all limited partnership or membership interests in each Borrower are owned free and clear of all Liens, warrants, options and rights to purchase. No Borrower has an obligation to any Person to purchase, repurchase or issue any ownership interest in it. Attached hereto as Schedule 6 is an organizational chart for each Borrower indicating the ownership interests in each Borrower and its Borrower Representative.

            5.1.31 Management Agreement. The Management Agreement for each Collateral Property is in full force and effect. There is no default, breach or violation existing thereunder, and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation thereunder, by either party thereto. The Management Fee and the terms and provisions of the Management Agreement are subordinate to the Loan Documents in accordance with the term set forth in the applicable Manager Consent and Subordination of Management Agreement, Lender approves the terms of the Management Agreements heretofore delivered to Lender.

            5.1.32 Hazardous Substances. To the best of each Borrower's knowledge after due inquiry, except as disclosed in the written environmental reports delivered to Lender prior to the date hereof: (i) no Collateral Property is in violation of any Legal Requirement pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Substances Transportation Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, any state super-lien and environmental clean-up statutes, any local law requiring related permits and licenses and all amendments to and regulations in respect of the foregoing laws (collectively, "Environmental Laws"); (ii) no Collateral Property is subject to any private or governmental Lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous, toxic, dangerous and/or regulated substances, wastes, materials, raw materials which include hazardous constituents, pollutants or contaminants, including asbestos, asbestos containing materials, petroleum, tremolite, anthlophylite, actinolite, polychlorinated biphenyls and any other substances or materials which are included under or regulated by Environmental Laws or which are considered by scientific opinion to be otherwise dangerous in terms of the health, safety and welfare of humans (collectively, "Hazardous Substances"); (iii) no Hazardous Substances are or have been (including the period prior to the acquisition of any Collateral Property by the Borrower that owns it), discharged, generated, treated, stored on, incorporated in, or removed from any Collateral Property other than in compliance with all Environmental Laws; (iv) except for Routine Hazardous Substances, no Hazardous Substances are or have been (including the period prior to the acquisition of any Collateral Property by the Borrower that owns it), disposed of or transported from any Collateral Property other than in compliance with all Environmental Laws; (v) no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect any Collateral Property; and (vi) no underground storage tanks exist on any Collateral Property. There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of any Borrower which have not been provided to Lender.

            5.1.33 Name; Principal of Business. No Borrower uses or will use any trade name and has done or will do business under any name other than its actual name set forth herein or the name of its Collateral Property. The principal place of business of each Borrower is its primary address for notices as set forth in Section 11.2, and no Borrower has any other place of business (other than its Collateral Property).

            5.1.34 Subordinated Debt. No Borrower has any indebtedness with respect to its Collateral Property or any excess cash flow or any residual interest therein, whether secured or unsecured, other than Permitted Encumbrances and the permitted indebtedness described in Section 7.8.

            5.1.35 Ground Lease. (A) Borrower hereby represents and warrants to Lender the following with respect to Lease and Option to Purchase between the Redevelopment Agency of the City of Sacramento and Tishman Sacramento, Inc., dated as of August 11, 1967, as amended and assigned:

                        (1) Recording; Modification. The Ground Lease (or a
                  memorandum thereof) has been duly recorded. The Ground Lease permits the interest of Borrower to be encumbered by a mortgage or the ground lessor has approved and consented to the encumbrance of the applicable Collateral Property by the respective Mortgage. There have not been amendments or modifications to the terms of the Ground Lease since its recordation, with the exception of written instruments which have been recorded. Borrower will not cancel, terminate, surrender or amend the Ground Lease without the prior written consent of Lender.

                        (2) No Liens. Except for the Permitted Encumbrances,
                  Borrower's interest in the Ground Lease is not subject to any Liens or encumbrances superior to, or of equal priority with, the related Mortgage other than the ground lessor's related fee interest.

                        (3) Ground Lease Assignable. Borrower's interest in the
                  Ground Lease is assignable to Lender upon notice to, but without the consent of, the ground lessor (or, if any such consent is required, it has been obtained prior to the Closing
                  Date). The Ground Lease is further assignable by Lender, its successors and assigns without the consent of the ground lessor.

                        (4) Default. As of the date hereof, the Ground Lease is
                  in full force and effect and no default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Ground Lease.

                        (5) Notice. The Ground Lease requires the ground lessor
                  to give notice of any default by Borrower to Lender. The Ground Lease, or estoppel letters received by Lender from the ground lessor, further provides that notice of termination given under the Ground Lease is not effective against Lender unless a copy of the notice has been delivered to Lender in the manner described in the Ground Lease.

                        (6) Cure. Lender is permitted the opportunity
                  (including, where necessary, sufficient time to gain possession of the interest of

                  Borrower under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any of the default before the ground lessor thereunder may terminate the Ground Lease.

                        (7) Term. The Ground Lease has a term (including all
                  available renewals) which extends through July 31, 2027.

                        (8) New Lease. The Ground Lease requires the ground
                  lessor to enter into a new lease upon termination of the Ground Lease if the Ground Lease was terminated and Lender was not given an opportunity to cure the default prior to termination.

                        (9) Insurance Proceeds. Under the terms of the Ground
                  Lease and the respective Mortgage, taken together, any related insurance and condemnation proceeds will be applied either to the repair or restoration of all or part of the applicable Collateral Property, with Lender having the right to hold and disburse the proceeds in excess of $1,000,000 as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon.

                        (10) Subleasing. The Ground Lease does not impose any
                  restrictions on subleasing other than obtaining Landlord's prior consent.

                  (B) Borrower hereby represents and warrants to Lender the following with respect to the Amended and Restated Sublease by and between Carter Hawley Hale Stores, Inc. and DPA, L.P., dated as of March 1, 1993 as assigned from DPA, L.P. to Downtown Plaza LLC pursuant to that certain Assignment of Ground Sublease, dated October 29, 1998:

                        (1) Recording; Modification. A memorandum of the Ground
                  Lease has been duly recorded. The Ground Lease permits the interest of Borrower to be encumbered by a mortgage or the ground lessor has approved and consented to the encumbrance of the applicable Collateral Property by the respective Mortgage in an amount not to exceed One Million Eight Hundred Nineteen Thousand Eight Hundred Sixty Eight and NO/100 Dollars ($1,819,868.00). There have not been amendments or modifications to the terms of the Ground Lease since its recordation, with the exception of written instruments which have been recorded. Borrower will not cancel, terminate, surrender or amend the Ground Lease without the prior written consent of Lender.

                        (2) No Liens. Except for the Permitted Encumbrances,
                  Borrower's interest in the Ground Lease is not subject to any Liens or encumbrances superior to, or of equal priority with, the related Mortgage other than the ground lessor's related fee interest.

                        (3) Ground Lease Assignable. Borrower's interest in the
                  Ground Lease is assignable to Lender at a foreclosure sale upon notice to, but without the consent of, the ground lessor (or, if any such consent is required, it has been obtained prior to the Closing
                  Date).

                        (4) Default. As of the date hereof, the Ground Lease is
                  in full force and effect and no default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Ground Lease.

                        (5) Notice. The Ground Lease requires the ground lessor
                  to give notice of any default by Borrower to Lender. The Ground Lease, or estoppel letters received by Lender from the ground lessor, further provides that notice of termination given under the Ground Lease is not effective against Lender unless a copy of the notice has been delivered to Lender in the manner described in the Ground Lease.

                        (6) Cure. Lender is permitted the opportunity
                  (including, where necessary, sufficient time to gain possession of the interest of Borrower under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any of the default before the ground lessor thereunder may terminate the Ground Lease.

                        (7) Term. The Ground Lease has a term (including all
                  available renewals) which extends through October 31, 2039.

                        (8) Subleasing. The Ground Lease does not impose any
                  restrictions on subleasing.

            5.1.36 REA. With respect to each REA: (i) the applicable Borrower has delivered to Lender a true and correct copy of such REA, together with all amendments and modifications thereto. Such REA is in full force and effect and has not otherwise been modified or amended; (ii) except as disclosed in estoppels delivered to Lender prior to the Closing Date, Borrower has received no written claim of a default (other than a technical, non-material default which would not entitle a party to terminate or exercise any remedies with respect to an
                  REA) under such REA; (iii) all sums due and payable under such REA have been paid in full; (iv) no party thereto has commenced any action or given or received any notice for the purpose of terminating such REA; and (v) the applicable Borrower's interest in such REA may be encumbered by the Mortgage granted in connection with the Loan and is assignable without the consent of any other party to the REA.

            5.1.37 Tenant Estoppels. No modifications have been made to any of the terms and conditions of any of the Leases that would cause any of the statements made by each of the Tenants in the Tenant estoppel certificates delivered to Lender prior to the date hereof to be false or misleading in any material respect.

            5.1.38 No Prior Assignment. There are no prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

            5.1.39 Special Purpose Entity/Separateness

            (a) Until the Debt has been paid in full, each Borrower hereby represents, warrants and covenants that each Borrower is, shall be and shall continue to be a Special Purpose Entity.

            (b) The representations, warranties and covenants set forth in
Section 5.1.39(a) shall survive for so long as any portion of the Debt remains payable to Lender under this Agreement, the Note or any other Loan Document.

            (c) All of the assumptions made in the Insolvency Opinion, including, but not limited to, any exhibits attached thereto, are true and correct in all respects and any assumptions made in any subsequent non-consolidation opinion delivered in connection with the Loan Documents or a Substitution or Transfer of any Collateral Property (an "Additional Insolvency Opinion"), including, but not limited to, any exhibits attached thereto, will have been and shall at all times be true and correct in all respects. Each Borrower has complied and will comply with all of the assumptions made with respect to it in the Insolvency Opinion. Each Borrower will have complied and will comply with all of the assumptions made with respect to it in any Additional Insolvency Opinion. Each entity other than a Borrower with respect to which an assumption shall be made in any Additional Insolvency Opinion will have complied and will comply with all of the assumptions made with respect to it in any Additional Insolvency Opinion.

            5.1.40 Illegal Activity. No portion of any Collateral Property has been or will be purchased with proceeds of any illegal activity.

      5.2 Survival of Representations and Covenants. All of the representations and warranties in Section 5.1 and elsewhere in the Loan Documents (i) shall survive for so long as any portion of the Debt remains owing to Lender and (ii) shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf. The representations, warranties and covenants set forth in Section 5.1.39 and 6.10 shall not be subject to the exculpation provisions of Section 11.1.

VI    AFFIRMATIVE COVENANTS

      From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Collateral Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

      6.1 Existence. Each Borrower shall (i) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, and franchises, (ii) continue to engage in the business presently conducted by it, (iii) obtain and maintain all Licenses applicable to it or its Collateral Property, and (iv) qualify to do business and remain in good standing under the laws of each jurisdiction, in each case as and to the extent required for the ownership, maintenance, management and operation of the Collateral Property owned by it.

      6.2 Taxes and Other Charges. Each Borrower shall pay all Taxes and Other Charges applicable to such Borrower and the Collateral Property owned by it as the same become due and payable, and deliver to Lender receipts for payment or other evidence satisfactory to Lender that such Taxes and Other Charges have been so paid no later than thirty (30) days before they would be delinquent if not paid (provided, however, that a Borrower need not furnish such receipts for payment of Taxes paid by Lender pursuant to Section 4.3). No Borrower shall suffer and shall promptly cause to be paid and discharged any Lien against its Collateral Property other than Permitted Encumbrances, and shall promptly pay for all utility services provided to such Collateral Property. After prior notice to Lender, a Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application of any Taxes or Other Charges, provided that (i) no Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of such Taxes or Other Charges or the Taxes shall have been paid, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which such Borrower is subject and shall not constitute a default thereunder,
(iv) no part of or interest in any Collateral Property will be in danger of being sold, forfeited, terminated, canceled or lost, (v) such Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon, which shall not be less than 125% of the unpaid Taxes and Other Charges being contested (and in the case of any Taxes being contested, any sums in the Tax and Insurance Escrow fund dedicated to payment of such contested Taxes shall count toward such 125%), and
(vi) such Borrower shall promptly upon final determination thereof pay the amount of such Taxes or Other Charges, together with all costs, interest and penalties. Lender may pay over any such security or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

      6.3 Repairs; Maintenance and Compliance; Alterations; Required Repairs.

            6.3.1 Repairs and Maintenance. Each Borrower shall at all times maintain, preserve and protect all franchises and trade names, and each Borrower shall cause its Collateral Property (including any Substitute Property) to be maintained in a good and safe condition and repair and shall not, without Lender's prior written consent, remove or demolish the Improvements or Equipment (except for removal of Equipment being replaced with Equipment of the same or greater value and utility, and demolition necessary to perform alterations permitted under Section 6.3.3).

            6.3.2 Legal Compliance. Each Borrower shall promptly comply in all material respects with all Legal Requirements applicable to itself or its Collateral Property and cure properly any violation of a Legal Requirement within thirty (30) days after such Borrower receives notice of such violation. Each Borrower shall promptly repair, replace or rebuild any part of its Collateral Property that becomes damaged, worn or dilapidated and shall complete and pay for any Improvements constituting part of its Collateral Property at any time in the process of construction or repair. Notwithstanding the foregoing, a Borrower may defer compliance with a Legal Requirement pending such Borrower's contest thereof; provided that (1) such Borrower is permitted by the applicable Legal Requirement to delay compliance therewith pending such proceedings, (2) neither the affected Collateral Property nor any part thereof or interest therein will be sold, forfeited or lost if such Borrower fails to promptly comply with the Legal Requirement being contested, and if Borrower fails to prevail in contest, such Borrower would thereafter have the opportunity to comply with such Legal Requirement, (3) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which such Borrower has not furnished additional security as provided in clause (4) below, or to any risk of criminal liability, and neither the Collateral Property nor any interest therein would be subject to the imposition of any Lien for which such Borrower has not furnished additional security as provided in clause (4) below, as a result of the failure to comply with such Legal Requirement and (4) if requested by Lender at any time, such Borrower shall have furnished to Lender additional security in respect of the Legal Requirement being contested and the loss or damage that may result from such Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of the cost of complying such Legal Requirement and any loss or damage that may result from such Borrower's failure to prevail in such contest.

            6.3.3 Alterations. Borrower may, without Lender's consent, perform alterations to the Improvements and Equipment at a Collateral Property which do not constitute a Material Alteration and which do not adversely affect such Borrower's financial condition or the value or net operating income of such Collateral Property. No Borrower shall perform any Material Alteration the cost of which is reasonably estimated to exceed five percent (5%) of the Allocated Loan Amount per calendar year for the applicable Collateral Property or which is likely to result in a decrease of Net Operating Income of the applicable Collateral Property by 2.5% or more for a period of thirty (30) days or longer, without Lender's prior written consent, which consent shall not be unreasonably withheld or delayed. Lender may, as a condition to giving its consent to a Material Alteration, require that the Borrower deliver to Lender as security for payment of the cost of such Material Alteration and as additional security for Borrower's payment of the Debt any of the following: (1) cash, (2) U.S. Treasury securities, (3) other securities having a rating acceptable to Lender, (4) a Rating Comfort Letter, or (5) an irrevocable Letter of Credit (payable on sight draft only) issued by an Eligible Institution. Such security shall be in an amount equal to the cost of the Material Alteration as reasonably estimated by Lender. Upon the occurrence of an Event of Default, Lender may apply such security to payment of the Debt. If the security posted is other than cash, upon substantial completion of the Material Alteration and submission to Lender of evidence satisfactory to Lender that (i) the Material Alteration was constructed in accordance with applicable Legal Requirements and substantially in accordance with plans and specifications approved by Lender (which approval shall not be unreasonably withheld or delayed), (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection with the Material Alteration have been paid in full and have delivered unconditional releases of lien and (iii) all material Licenses necessary for the use, operation and occupancy of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued, Lender shall, provided no Event of Default then exists, return the security (or the unapplied portion thereof) to the Borrower. At the Borrower's request, Lender shall, provided no Event of Default then exists, return one-half of the security to Borrower when Lender has determined, in its sole discretion, that seventy-five percent (75%) of the Material Alteration has been completed and paid for and that the remaining security is sufficient to ensure payment in full for all work, services and materials necessary to complete the Material Alteration as contemplated in clauses (i), (ii) and (iii) of the preceding sentence. If the security posted is cash,

Lender shall disburse such cash in accordance with the same procedures as are applicable to disbursement of Proceeds or an Award under Section 8.4.3. The Borrower shall reimburse Lender upon demand for all out-of-pocket costs and expenses (including the reasonable fees of all professionals) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 6.3.3.

            6.3.4 Required Repairs. In the event that a Substitute Property becomes subject to the terms of this Loan Agreement pursuant to Section 2.3 hereof, the Borrower hereby agrees that all repairs recommended in the engineering report for the Substitute Property which was obtained in connection with the Substitution and reasonably required by Lender shall be performed in accordance with the schedule set forth in the reports and otherwise in material compliance with such engineering report. All required repairs shall be done in a good and workmanlike manner, shall be completed free of liens, shall comply in all material respects with all applicable Legal Requirements and shall otherwise be reasonably approved by the Lender.

      6.4 Litigation. Each Borrower shall give prompt written notice to Lender of any litigation, governmental proceedings or claims or investigations regarding an alleged actual violation of a Legal Requirement pending or threatened against such Borrower which would, if adversely determined, materially adversely affect such Borrower's condition (financial or otherwise) or business or its Collateral Property.

      6.5 Performance of Other Agreements. Each Borrower shall observe and perform in all material respects each and every term to be observed or performed by it pursuant to the terms of any agreement or instrument affecting or pertaining to its Collateral Property, including any Ground Lease affecting such Collateral Property.

      6.6 Notices. Each Borrower shall promptly advise Lender of any material adverse change in such Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which such Borrower has knowledge, including any notice sent by any Ground Lessor concerning any Ground Lease under which such Borrower is the lessee. Each Borrower shall cause to be delivered to Lender any Securities and Exchange Commission or other public filings, if any, of such Borrower, its Borrower Representative, Manager, or any Affiliate of any of the foregoing within ten (10) Business Days of such filing.

      6.7 Cooperate in Legal Proceedings. Each Borrower shall cooperate fully with Lender with respect to, and permit Lender, at its option, to participate in, any proceedings before any Governmental Authority which may in any way affect the rights of Lender under any Loan Document.

      6.8 Further Assurances. Each Borrower shall, at Borrower's sole cost and expense, (i) furnish to Lender all then existing instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, reasonably requested by Lender; (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Debt, as Lender may reasonably require from time to time; (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the


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

better and more effective carrying out of the intents and purposes of the Loan Documents, as Lender shall reasonably require from time to time and (iv) upon Lender's request therefor given from time to time after the occurrence of any Default or Event of Default pay for (a) reports of UCC, federal tax lien, state tax lien judgment and pending litigation searches with respect to such Borrower and (b) searches of title to any Collateral Property, each such search to be conducted by search firms reasonably designated by Lender in each of the locations reasonably designated by Lender.

      6.9 Financial Reporting.

            6.9.1 Bookkeeping. Each Borrower shall keep on a Fiscal Year basis, in accordance with GAAP, proper and accurate books, records and accounts reflecting all of the financial affairs of such Borrower and all items of income and expense and any services, Equipment or furnishings provided in connection with the operation of such Borrower's Collateral Property, whether such income or expense is realized by such Borrower, Manager or any Affiliate of such Borrower or Manager. Lender shall have the right from time to time during normal business hours upon reasonable notice to examine such books, records and accounts at the office of such Borrower or other Person maintaining them, and to make such copies or extracts thereof as Lender shall desire. After an Event of Default, Borrower shall pay any costs incurred by Lender to examine such books, records and accounts, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

            6.9.2 Annual Reports. Each Borrower shall furnish to Lender annually, (i) within forty (40) days after each Fiscal Year, unaudited financial statements of such Borrower, and (ii) within one-hundred twenty (120) days after each Fiscal Year, a complete copy of such Borrower's annual financial statements audited by a "Big Five" accounting firm or another independent certified public accountant (accompanied by an unqualified opinion from such accounting firm or other independent certified public accountant) reasonably acceptable to Lender, each in accordance with GAAP and containing balance sheets and statements of profit and loss for such Borrower and its Collateral Property in such detail as Lender may request. Each such statement (x) shall set forth the financial condition and the income and expenses for its Collateral Property for the immediately preceding calendar year, including statements of annual Net Operating Income, and (y) shall be accompanied by an Officer's Certificate certifying (1) that such statement presents fairly the financial condition of such Collateral Property and has been prepared in accordance with GAAP, (2) whether there exists a Default or Event of Default, and if so, the nature thereof, the period of time it has existed and the action then being taken to remedy it, (3) a list of Tenants, if any, occupying more than twenty percent (20%) of the rentable space of such Collateral Property, and (4) a breakdown showing (a) the year in which each Lease then in effect expires, (b) the percentage of rentable space covered by such Lease, (c) the percentage of base rent with respect to which Leases shall expire in each such year, expressed both on a per year and a cumulative basis. At Borrower's option, Borrower may submit a combined annual statement with individual Collateral Property schedules setting forth all information required under this Section 6.9.2.

            6.9.3 Monthly and Quarterly Reports. Each Borrower shall furnish to Lender (x) within thirty (30) days after the end of each calendar month the following items: (i) monthly and year-to-date operating statements, noting Net Operating Income and other information necessary and sufficient under GAAP to fairly represent the financial position and results of operation of its Collateral Property during such calendar month, all in form reasonably satisfactory to Lender; (ii) a statement that such Borrower has not incurred any indebtedness other than indebtedness permitted hereunder; and (iii) occupancy rates, rent rolls (identifying the leased premises, names of all Tenants, units leased, monthly rental and all other charges payable under each Lease, date to which paid, term of Lease, date of occupancy, date of expiration, material special provisions, concessions or inducements granted to Tenants, and a year-by-year schedule showing by percentage the rentable area of the Improvements and the total base rent attributable to Leases expiring each year) and a delinquency report for such Collateral Property; and (y) within forty (40) days after the end of each calendar quarter the following items: (i) a balance sheet for such calendar month; (ii) a comparison of the budgeted income and expenses and the actual income and expenses for each month and year-to-date for such Collateral Property, together with a detailed explanation of any variances of ten percent (10%) or more between budgeted and actual amounts for such period and year-to-date; (iii) a statement of the actual Replacement Expenses made by such Borrower during each calendar quarter as of the last day of such calendar quarter; and (iv) an aged receivables report. Each such statement shall be accompanied by an Officer's Certificate certifying (1) that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of such Borrower and its Collateral Property in accordance with GAAP (subject to normal year-end adjustments) and (2) whether there exists a Default or Event of Default, and if so, the nature thereof, the period of time it has existed and the action then being taken to remedy it.

            6.9.4 Other Reports. Each Borrower shall furnish to Lender, within ten (10) Business Days after request, such further detailed information with respect to the operation of its Collateral Property and the financial affairs of such Borrower or Manager as may be reasonably requested by Lender or any Applicable Rating Agency, all such information to conform to any related requirements of the Securities and Exchange Commission.

            6.9.5 Annual Budget. Upon the occurrence of a Cash Management Event or the Anticipated Repayment Date, each Borrower shall prepare and submit (or shall cause its Manager to prepare and submit) to Lender within thirty (30) days after a Cash Management Event and by November 15 of each year during the Term until the occurrence of a Cash Management Termination, for approval by Lender, which approval shall not be unreasonably withheld or delayed, a proposed pro forma budget for its Collateral Property for the succeeding Fiscal Year (an "Annual Budget"), and, promptly after preparation thereof, any revisions to such Annual Budget. Lender's failure to approve or disapprove any Annual Budget or revision within thirty (30) days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. The Annual Budget shall consist of (i) an operating expense budget (the "Operating Budget") showing, on a month-by-month basis, in reasonable detail, each line item of such Borrower's anticipated Operating Income and Operating Expenses (on a cash and accrual basis), including amounts required to establish, maintain and/or increase the Funds, and (ii) a Replacement Expense budget (the "Replacement Budget") showing, on a month-by-month basis, in reasonable detail, each line item of anticipated Replacement Expenses.

            6.9.6 Delivery of Financial Information. After notice to any Borrower of a Secondary Market Transaction, such Borrower shall, concurrently with any delivery to Lender, deliver copies of all financial information provided in this Article VI to the Applicable Rating Agencies, the Servicer, any trustee or any other party reasonably requested by Lender.

      6.10 Environmental Matters.

            6.10.1 Hazardous Substances. So long as any Borrower owns or is in possession of any Collateral Property, such Borrower (i) shall keep such Collateral Property free from Hazardous Substances (other than Routine Hazardous Substances) and in compliance with all Environmental Laws, (ii) shall promptly notify Lender if such Borrower shall become aware that (A) any Hazardous Substance (other than Routine Hazardous Substances) is on or immediately adjacent to such Collateral Property, (B) such Collateral Property is in direct or indirect violation of any Environmental Laws or (C) any condition on or near such Collateral Property shall pose a threat to the health, safety or welfare of humans, (iii) shall remove such Hazardous Substances and/or cure such violations and/or remove such threats, as applicable, as required by law, promptly after such Borrower becomes aware of same and is required to do so by a Governmental Authority, at such Borrower's sole expense and (iv) shall take all actions described in the environmental report delivered to Lender in connection with the Loan as being necessary to comply with all applicable laws. Nothing herein shall prevent any Borrower from recovering such expenses from any other party that may be liable for such removal or cure.

            6.10.2 Environmental Monitoring. (a) Each Borrower shall give prompt written notice to Lender of (i) any proceeding or inquiry by any party (including any Governmental Authority) with respect to the presence of any Hazardous Substance on, under, from or about its Collateral Property, (ii) all claims made or threatened in writing by any third party (including any Governmental Authority) against such Borrower or its Collateral Property or any party occupying such Collateral Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) such Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of its Collateral Property that could cause such Collateral Property to be subject to any investigation or cleanup pursuant to any Environmental Law. Each Borrower shall permit Lender to join and participate in, as a party if it so elects, any legal proceedings or other actions initiated with respect to its Collateral Property in connection with any Environmental Law or Hazardous Substance, and such Borrower shall pay all reasonable attorneys' fees and disbursements incurred by Lender in connection therewith.

            (b) Upon Lender's request, at any time and from time to time, each Borrower shall provide an inspection or audit of its Collateral Property prepared by a licensed hydrogeologist, licensed environmental engineer or qualified environmental consulting firm approved by Lender assessing the presence or absence of Hazardous Substances on, in or near such Collateral Property. The cost and expense of such audit or inspection shall be paid by a Borrower with respect to its Collateral Property if Lender, in its good faith judgment, determines that reasonable cause exists for the performance of an environmental inspection or audit of such Collateral Property, in which case such inspections or audits shall be at the Borrower's sole expense. If a Borrower fails to order any such inspection or audit within thirty (30) days after such request, Lender may order same, and such Borrower hereby grants to Lender and its employees and agents access to its Collateral Property and a license to undertake such inspection or audit. The cost of such inspection or audit shall, to the extent required to be paid by a

Borrower pursuant to this paragraph, be paid by such Borrower upon demand and if not paid, shall be added to the Debt and shall bear interest thereafter at the Default Rate until paid.

            (c) If any environmental site assessment report prepared in connection with such inspection or audit recommends that an operations and maintenance plan be implemented for any Hazardous Substance, whether such Hazardous Substance existed prior to the ownership by a Borrower of its Collateral Property, or presently exists or is reasonably suspected of existing, the applicable Borrower shall cause such operations and maintenance plan to be prepared and implemented at its expense upon request of Lender. If a licensed hydrogeologist, licensed environmental engineer or other qualified environmental consulting firm engaged by Lender ("Lender's Consultant") determines that any investigation, site monitoring, containment, cleanup, removal, restoration or other work of any kind is required to cure a violation of an applicable Environmental Law or to comply with an order or directive of any court or governmental agency ("Remedial Work"), the applicable Borrower shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Lender for performance thereof (or such shorter period of time as may be required under applicable law). All Remedial Work shall be performed by contractors reasonably approved in advance by Lender, and under the supervision of a consulting engineer reasonably approved by Lender. All costs of such Remedial Work shall be paid by the applicable Borrower, including Lender's reasonable attorneys' fees and disbursements incurred in connection with the monitoring or review of such Remedial Work. If the applicable Borrower does not timely commence and diligently prosecute to completion the Remedial Work, Lender may (but shall not be obligated to) cause such Remedial Work to be performed. All costs and expenses (including reasonable attorneys' fees and disbursements) relating to or incurred by Lender in connection with monitoring, reviewing or performing any Remedial Work in accordance herewith shall be paid by the applicable Borrower upon demand from Lender and if not, shall be added to the Debt and shall bear interest thereafter at the Default Rate until paid. Notwithstanding the foregoing, no Borrower shall be required to commence such Remedial Work within the above specified time period: (x) if prevented from doing so by any Governmental Authority, (y) if commencing such Remedial Work within such time period would result in such Borrower or such Remedial Work violating any Environmental Law, or (z) if such Borrower, at its expense and after prior written notice to Lender, is contesting by appropriate legal, administrative or other proceedings, conducted in good faith and with due diligence, the need to perform Remedial Work. Each Borrower shall have the right to contest the need to perform such Remedial Work; provided that (1) such Borrower is permitted by the applicable Environmental Laws to delay performance of the Remedial Work pending such proceedings, (2) neither the affected Collateral Property nor any part thereof or interest therein will be sold, forfeited or lost if such Borrower fails to promptly perform the Remedial Work being contested, and if Borrower fails to prevail in contest, such Borrower would thereafter have the opportunity to perform such Remedial Work, (3) Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which such Borrower has not furnished additional security as provided in clause (4) below, or to any risk of criminal liability, and neither the Collateral Property nor any interest therein would be subject to the imposition of any Lien for which such Borrower has not furnished additional security as provided in clause (4) below, as a result of the failure to perform such Remedial Work and (4) if requested by Lender at any time, such Borrower shall have furnished to Lender additional security in respect of the Remedial Work being contested and the loss or damage that may result from such Borrower's failure to prevail in such contest in such amount as may be reasonably requested by Lender but in no event less than one hundred twenty-five percent (125%) of the cost of such Remedial Work and any loss or damage that may result from such Borrower's failure to prevail in such contest.

            (d) No Borrower shall install or permit to be installed on its Collateral Property any underground storage tank without Lender's prior written consent; provided, however, that (i) a Borrower may permit the Tenant under any "anchor," "big box" or TBA (tires, batteries and accessories) Lease to install an underground storage tank provided that (x) such Tenant has the right to do so under its Lease and (y) such installation and the maintenance and repair of such tank is performed in accordance with all applicable Legal Requirements and (ii) Borrower may install an underground storage tank if it reasonably determines that an above ground storage tank is not reasonably feasible, provided that such Borrower complies with all of the provisions of the preceding clause (y) in connection with such underground storage tank.

            (e) Borrower's obligations to Lender to remediate an environmental condition existing at any Collateral Property shall terminate if Lender's Lien on such Collateral Property is released in connection with a Substitution of Collateral Property pursuant to Section 2.3; provided, however, that Borrower's indemnification obligations under Section 6.16 with respect to such environmental condition shall not terminate upon such Substitution.

            6.10.3 Title to the Property. Borrower will warrant and defend (a) the title to each Collateral Property and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Liens of the Mortgage and the Assignment of Leases on each Collateral Property, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in any Collateral Property, other than as permitted hereunder, is claimed by another Person.

            6.10.4 Easements; Dedications. Without the consent of Lender, Borrower shall have the right from time to time to release property, grant easements, or dedicate property in connection with lot line adjustments, utility or road requirements or other similar items, provided that any such release, easement or dedication will not have a material adverse effect on the value, use or operation of the applicable Collateral Property and such Collateral Property will remain in compliance with all Requirements of Law.

      6.11 Leases.

            6.11.1 Form of Lease. All Leases other than Material Leases shall be written on the standard forms of lease which have been approved by Lender. In negotiating Leases, changes may be made to the standard form of lease provided that (i) such changes are commercially reasonable, and (ii) no changes may be made to the following provisions in Borrowers' standard form of lease without the prior written consent of Lender: provisions relating to subordination, attornment, estoppels, mortgagee's right to notice and opportunity to cure landlord's defaults, and mortgagee's rights with respect to lease amendments and prepayment of rents. In addition, all renewals of Leases and all proposed leases shall provide for rental rates comparable to existing local market rates and shall be arms length transactions. All Leases entered into after the date hereof shall provide for
(x) subordination to the Mortgages and, at Lender's election, attornment to Lender or any purchaser at a sale by foreclosure or power of sale, and (y) the Lender's unilateral right to subordinate the Mortgages to the Leases. No Lease entered into after the date hereof will contain any option to purchase, any right of first refusal to purchase, any right to terminate (except in the event of the destruction of substantially all of the applicable Collateral Property), any non-disturbance or similar agreement or any requirement that a Borrower rebuild any Collateral Property (except as provided in the forms of Lease that have been approved by Lender); provided, however, that "small shop" leases entered into after the date hereof and covering not more than fifteen percent (15%) of the gross leasable area of any Collateral Property may contain so called "kick-out" clauses permitting either landlord or the Tenant to terminate the Lease if the specified sales revenue is not attained. Upon request, each Borrower shall furnish Lender with executed copies of all Leases affecting its Collateral Property then in effect.

            6.11.2 New and Renewal Leases. All Leases executed after the date hereof, and all amendments, modifications, terminations or surrenders of existing Leases, shall (a) be undertaken in a manner consistent with the standing leasing practices of Borrower and the Manager, (b) be the product of an arms-length transaction, and (c) not result in a material adverse effect on the Collateral Property taken as a whole. Upon the occurrence of a Cash Management Event and during the continuance thereof, any Leases written thereafter for more than 7,500 square feet, and any amendments, modifications, terminations or surrenders of existing Leases for more than 7,500 square feet, shall be approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed.

            6.11.3 Leasing Covenants. Each Borrower (i) shall observe and perform the material obligations imposed upon the lessor under the Leases; (ii) shall enforce in a commercially reasonable manner the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iii) shall not collect any of the rents more than one
(1) month in advance (other than security deposits) except as approved by Lender or as provided in Leases in existence as of the date hereof; (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent within the provisions of the Loan Documents; (vi) shall promptly send copies to Lender of all notices of default such Borrowers shall give or receive with respect to any Lease demising 20,000 or more square feet of gross leasable area; and (vii) shall execute and deliver at the request of lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require.

            6.11.4 Non-disturbance Agreements. At a Borrower's request, Lender shall enter into a subordination, non-disturbance and attornment agreement as to any Lease permitted under the Loan Documents. Such agreement shall be in the form attached hereto as Exhibit B, with such changes thereto as may be reasonably acceptable to Lender.

            6.11.5 Reciprocal Easement Agreements. No Borrower shall enter into, terminate or modify any REA without Lender's consent, which consent shall not be unreasonably withheld or delayed. Lender shall subordinate the lien of the applicable Mortgages to any REA Amendment consented to by Lender.

            6.11.6 Notice to Tenants. Promptly after the date hereof (but in no event later than the date on which such Borrower sends out bills for Rents due in January, 1999), each Borrower shall deliver a notice in the form of Exhibit A attached hereto to each existing Tenant at such Borrower's Collateral Property directing them to remit their rent checks directly to the Agent and shall also deliver such a notice to each future tenant at such Collateral Property.

      6.12 Estoppel Statement. After request by Lender, each Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the unpaid Principal, (ii) the Interest Rate, (iii) the date installments of interest and/or Principal were last paid, (iv) any offsets or defenses to the payment of the Debt, (v) that the Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification and (vi) such other information concerning the Loan as Lender may request. After request by Lender (but no more frequently than once in any twelve (12) month period), each Borrower shall, within thirty (30) days, request Tenant estoppel certificates from each Tenant at such Borrower's Collateral Property in form and substance reasonably satisfactory to Lender, and thereafter use commercially reasonable efforts to obtain such estoppel certificates and deliver them to Lender. From time to time upon the reasonable request of Lender, each Borrower whose Collateral Property is subject to a Ground Lease will endeavor to obtain from Ground Lessor an estoppel certificate in form and substance reasonably satisfactory to Lender.

      6.13 Property Management.

            6.13.1 Management Agreement. Each Borrower shall (i) cause its Collateral Property to be managed pursuant to the Management Agreement; (ii) promptly perform and observe all of the covenants required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder, (iii) promptly notify Lender of any default under the Management Agreement of which it is aware; (iv) promptly deliver to Lender a copy of any notice of default or other material notice received by such Borrower under the Management Agreement; and
(v) promptly enforce the performance and observance of all of the covenants required to be performed and observed by Manager under the Management Agreement.

            6.13.2 Termination of Manager. If a Cash Management Event shall exist, each Borrower shall, at the request of Lender, hire a property management firm designated by Lender to thereafter serve as a property management consultant (the "Management Consultant") for each such Borrower and its Collateral Property. Any Borrower's failure to retain such property management firm within thirty (30) days after Lender designates such firm shall constitute an immediate Event of Default. Each Borrower shall continue to retain its Management Consultant until a Cash Management Termination occurs. The Management Consultant at each Collateral Property shall oversee and approve and fully participate in all actions and decisions of the Manager at such Collateral Property, including the incurring of any expenses, the retention of any broker, the negotiation and execution of any leases or lease "term sheets", decisions as to tenants and "tenant mix" and repairs, alterations and improvements. Each Borrower shall cause its Manager to cooperate with the applicable Management Consultant to enable the Management Consultant to perform its responsibilities as described above and in the applicable agreement between such Borrower and its Management Consultant. All fees payable to the Management Consultant shall be an Approved Operating Expense.

            6.13.3 Manager's Subordination. Each Borrower shall cause its Manager to enter into a Manager Consent and Subordination of Management Agreement (the "Manager Consent and Subordination Agreement") in the form of Exhibit C-1 hereto; provided, however, that if such Manager is wholly owned, directly or indirectly by Westfield Holdings Limited, such Manager may enter into a Manager Consent and Subordination of Management Agreement in the form of Exhibit C-2 hereto.

      6.14 Special Purpose Entity. Each Borrower is and shall continue to be a Special Purpose Entity.

      6.15 Expenses. Each Borrower shall reimburse Lender upon receipt of notice for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with the Loan, including (i) the preparation, negotiation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby and all the costs of furnishing all opinions by counsel for Borrowers; (ii) all costs, fees and expenses (including the fees of any Rating Agencies, trustee or Servicer) incurred in connection with any Substitution of a Collateral Property, any release of a Collateral Property (but excluding the fees payable to the Rating Agencies in connection with the initial issuance of Securities) or any Transfer of any Collateral Property; (iii) each Borrower's and Lender's ongoing performance under and compliance with the Loan Documents, including confirming compliance with environmental and insurance requirements; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications of or under any Loan Document and any other documents or matters requested by Lender, (v) filing and recording of any Loan Documents; (vi) title insurance, surveys, inspections and appraisals; (vii) the creation, perfection or protection of Lender's Liens in the Collateral Properties, the Cash Management Accounts and the Funds (including fees and expenses for title and lien searches, intangibles taxes, personal property taxes, mortgage recording taxes, due diligence expenses, travel expenses, accounting firm fees, costs of appraisals, environmental reports and Lender's Consultant, surveys and engineering reports); (viii) enforcing or preserving any rights in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against under or affecting any Borrower, the Loan Documents, any Collateral Property, or any other security given for the Loan; and (ix) enforcing any obligations of or collecting any payments due from any Borrower under any Loan Document or with respect to any Collateral Property or in connection with any refinancing or restructuring of the Loan in the nature of a "work-out", or any insolvency or bankruptcy proceedings. Any costs and expenses due and payable to Lender hereunder which are not paid by any Borrower within ten (10) days after demand may be paid from any amounts in the Cash Management Accounts, with notice thereof to Borrowers. The obligations and liabilities of each Borrower under this Section 6.15 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of any Collateral Property by foreclosure or a conveyance in lieu of foreclosure.

      6.16 Indemnity. Each Borrower shall indemnify and hold harmless Lender and each of its Affiliates and their respective successors and assigns (including their respective directors, officers, participants, employees, professionals and agents and each other Person, if any, who Controls Lender, its Affiliates or any of the foregoing) (each, an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for an Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against any Indemnified Party (collectively, the "Indemnified Liabilities") in any manner, relating to or arising out of or by reason of the Loan, including: (i) any breach by a Borrower of its obligations under, or any misrepresentation by a Borrower contained in, any Loan Document; (ii) the use or intended use of the proceeds of the Loan; (iii) any information provided by or on behalf of a Borrower, or contained in any documentation approved by a Borrower; (iv) ownership of any Mortgage, any Collateral Property or any interest therein, or receipt of any Rents; (v) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about any Collateral Property or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vi) any use, non-use or condition in, on or about any Collateral Property or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (vii) performance of any labor or services or the furnishing of any materials or other property in respect of any Collateral Property; (viii) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance on, from or affecting any Collateral Property; (ix) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance; (x) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance; (xi) any violation of the Environmental Laws which is based upon or in any way related to such Hazardous Substance, including, without limitation, the costs and expenses of any Remedial Work, attorney and consultant fees and disbursements, investigation and laboratory fees, court costs, and litigation expenses; (xii) any failure of any Collateral Property to comply with any Legal Requirement; (xiii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving any Collateral Property or any part thereof, or any liability asserted against Lender with respect thereto; and (xiv) the claims of any lessee of any portion of any Collateral Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; no Borrower shall have any obligation to any Indemnified Party hereunder to the extent that it is finally judicially determined that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of such Indemnified Party. If any Indemnified Party becomes involved in any action, proceeding or investigation in connection with any transaction or matter referred to or contemplated in this Agreement, Borrowers shall periodically reimburse any Indemnified Party upon demand therefor in an amount equal to its reasonable legal and other expenses (including the costs of any investigation and preparation) incurred in connection therewith. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrowers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by any Indemnified Party. Any amounts payable to any

Indemnified Party by reason of the application of this paragraph shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by any Indemnified Party until paid. The obligations and liabilities of Borrower under this Section 6.16 shall survive the Term and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of any Collateral Property by foreclosure or a conveyance in lieu of foreclosure. As used in this Section 6.16, the term "Collateral Property" includes any property that was at any time subject to the Lien of a Mortgage.

      6.17 Third Party Reports. Within thirty (30) days after any request by Lender, each Borrower shall deliver to Lender and pay for (or reimburse Lender for cost of) any reports of third parties (e.g., engineers or environmental consultants) requested by Lender as to any Collateral Property the Net Operating Income for which has declined by ten percent (10%) or more since the date on which it first became a Collateral Property.

      6.18 Year 2000 Compliance. Borrower acknowledges awareness of the potential effect of the problem generally known as "Year 2000 computer-related dysfunction" ("Year 2000"). Borrower represents that to the best of Borrower's knowledge, all computers and computer-dependant systems of Borrower, are, or will be, on or before December 20, 1999, able to function notwithstanding Year 2000. Borrower will promptly notify Lender in the event Borrower discovers or determines that any of the above-referenced computers will not be Year 2000 compliant prior to December 20, 1999. Borrower hereby covenants and agrees that it will promptly commence and diligently prosecute the remediation of any such Year 2000 dysfunction.

      6.19 Intentionally Deleted.

      6.20 Performance by Borrower. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower without the prior written consent of Lender.

      6.21 Secondary Market Transaction Master Estoppel. (A) Prior to the contemplated Secondary Market Transaction, Borrower and WALP shall provide to Lender a master estoppel letter ("Master Estoppel") in form and substance satisfactory to Lender stating, without limitation, that as of the date of the Master Estoppel, the information contained in each of the Tenant estoppel letters delivered to Lender on or prior to the date of the closing of the Loan ("Closing Estoppels") is true and accurate in all material respects, and to the extent any information in the Closing Estoppels is not accurate as of the date of the Master Estoppel, then such Master Estoppel shall include a schedule of exceptions to the accuracy of the Closing Estoppels, and (B) Borrower covenants that commencing immediately, Borrower shall use commercially reasonable efforts to provide to Lender an executed tenant estoppel letter, which shall be in form and substance satisfactory to Lender, from (a) each Anchor Tenant, (b) each Tenant paying base rent in an amount equal to or exceeding five percent (5%) of the Operating Income from the applicable Collateral Property occupied by such Tenant and (c) disregarding the area leased by those Tenants described in clauses (a) and (b), Tenants of not less than seventy-five percent (75%) of the remaining gross leasable area of each Collateral Property. In the event that Borrower and WALP are required to provide the Lender a Master Estoppel pursuant to subsection (A) of this Section 6.21, WALP agrees to execute simultaneously with the execution of the Master Estoppel a limited recourse guaranty for the benefit of Lender guaranteeing that, in the event that any of the information provided in the Master Estoppel is materially false or misleading at the time the Master Estoppel is provided to Lender, WALP shall indemnify and hold Lender harmless from any and all losses incurred by Lender in connection with such misrepresentations made by WALP. To the extent tenant estoppel letters are subsequently delivered to Lender in connection with a Secondary Market Transaction as set forth in subsection (B) hereof, WALP and Borrower shall be released from the Master Estoppel limited recourse guaranty.

      6.22 Exercise of Option to Purchase. Borrower agrees to (a) exercise all of the renewal options granted to the tenant in the that certain Lease and Option to Purchase, a copy of which was recorded on August 31, 1967 in Book 67-08-31 at Page 1196 in the Official Records of Sacramento County (the "Air Rights Lease") in accordance with the terms of the Air Rights Lease and (b) so long as the Loan remains outstanding, the Borrower must, in the event that the Air Rights Lease cannot be extended beyond the renewals currently granted therein, exercise its option to purchase the Leased Property (as defined in the Air Rights Lease) no later than one (1) year prior to the date that the last renewal term of the Air Rights Lease expires, or, in the event that the Air Rights Lease has been amended or otherwise modified to grant Borrower additional renewal term options, then the Borrower may extend the term of the Air Rights Lease through the Scheduled Maturity Date of the Loan (if such extensions are available to Borrower).

VII   NEGATIVE COVENANTS

      From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Collateral Properties in accordance with the terms of this Agreement and the other Loan Documents, each Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

      7.1 Management Agreement. Without Lender's prior consent: (i) surrender, terminate, cancel, extend or renew the Management Agreement (other than an extension or renewal on the same terms as the expiring Management Agreement, with only such modifications as do not require consent of Lender or any Applicable Rating Agency hereunder) or otherwise replace the Manager or enter into any other management agreement (except pursuant to Section 6.13.2); (ii) reduce or consent to the reduction of the term of the Management Agreement;
(iii) increase or consent to the increase of the amount of any charges under the Management Agreement; (iv) otherwise modify, change, supplement, alter or amend in any material respect, or waive or release in any material respect any of its rights and remedies under, the Management Agreement; or (v) suffer or permit the occurrence and continuance of a default beyond any applicable cure period under the Management Agreement (or any successor management agreement) if such default permits the Manager to terminate the Management Agreement (or such successor management agreement);

      7.2 Liens. Without Lender's prior consent, create, incur, assume, permit or suffer to exist any mechanic's, materialmen's or other Lien (other than an inchoate mechanic's lien the amount of which is not yet due and payable) on any portion of its Collateral Property or legal or beneficial ownership interest in such Borrower, except Permitted Encumbrances, unless such Lien is bonded or discharged within thirty (30) days after such Borrower first receives notice of such Lien; provided, however, that the existence of liens resulting from mechanics or materialmen hired by a Tenant shall not constitute a Default or Event of Default hereunder so long as the applicable Borrower is diligently taking all commercially reasonable action to enforce the obligation of such Tenant to cause such lien to be removed;

      7.3 Dissolution. Dissolve, terminate, liquidate, merge with or consolidate into another Person;

      7.4 Change In Business or Operation of Property. Enter into any line of business other than the ownership and operation of its Collateral Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business or otherwise cease to operate its Collateral Property as a retail property or terminate such business for any reason whatsoever (other than temporary cessation in connection with renovations to its Collateral Property);

      7.5 Debt Cancellation. Cancel or otherwise forgive or release any claim or debt owed to such Borrower by any Person, except in the ordinary course of such Borrower's business in its reasonable judgment and in a manner consistent with the operation of first class retail properties;

      7.6 Assets. Purchase or own any property other than its Collateral Property and other property intended to be subject to the lien of a Mortgage;

      7.7 Transfers. Without the prior written consent of Lender which will not be unreasonably withheld or delayed, neither Borrower nor any other Person having an ownership or beneficial interest, direct or indirect, in Borrower or the general partner or managing member of Borrower shall (a) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign any Collateral Property, any part thereof or any interest therein (including any ownership interest in Borrower or such general partner or managing member (a "Transfer"),
(b) further encumber, alienate, grant a Lien or grant any other interest in any Collateral Property or any part thereof (including any ownership interest in Borrower and such general partner or managing member), whether voluntarily or involuntarily or (c) enter into any easement or other agreement granting rights in or restricting the use or development of any Collateral Property which may have a material adverse effect on the Collateral Property.

            (a) Notwithstanding the foregoing prohibition on Transfers, the Lender shall grant a consent to the Transfer by any or all Borrower(s) of its interests in any or all of the Collateral Properties that such Borrower owns and the assumption of the Loan by the transferee upon reasonable satisfaction of the following conditions:

            (i) No Default or Event of Default shall have occurred or be continuing;

            (ii) Borrower shall deliver to Lender any documents reasonably required by Lender to evidence the assumption of this Agreement, the Note, the Mortgages and the other Loan Documents by the proposed transferee, subject to the provisions of Section 11.1 of this Agreement;

            (iii) Borrower shall pay all of Lender's reasonable costs and expenses incurred in connection with the Lender's consent and approval of the Transfer in accordance with Section 6.15;

            (iv) Borrower shall deliver to Lender a Rating Comfort Letter;

            (v) Borrower shall deliver an non-consolidation opinion with regard to the proposed transferee and its partners or members, as the case may be, in form and substance reasonably satisfactory to Lender;

            (vi) The proposed transferee must be a Special Purpose Entity and comply with the representations and covenants contained in Sections 5.1.1 and 5.1.39 of this Agreement; and

            (vii) Such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, Lender's approval of the creditworthiness, reputation and qualifications of the proposed transferee with respect to the Loan and the Collateral Property.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's Transfer of any Collateral Property or any part thereof (including any individual Collateral Property) without Lender's consent. This provision shall apply to every Transfer of any Collateral Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer of any Collateral Property.

            (b) Provided no Default or Event of Default has occurred and is continuing under this Agreement or the other Loan Documents, the prior written consent of the Lender and the approval of the Applicable Rating Agencies shall not be required for the following Transfers provided that any reasonable costs and expenses incurred by the Lender in reviewing any such proposed Transfer shall be paid by Borrower, regardless of whether such consent or approval is given by Lender:

            (i) Any Transfer of any interest in any Borrower between and among that Borrower's partners or members to Affiliates of such Borrower and Borrower's partners or members;

            (ii) Any Transfer of interests in any of any Borrower's partners or members (between and among the partners and members);

            (iii) Any Transfer by devise or descent or by operation of law upon the death of a partner of any Borrower; or

            (iv) Any Transfers of limited partnership or membership interests in any Borrower up to an aggregate of fifty percent (50%) of such interests; provided, however that

                  (A) Lender must receive at least sixty (60) days prior written notice of any proposed Transfer pursuant to this subsection;

                  (B) Westfield America Limited Partnership or an approved general partner (collectively, "Westfield") must retain at least fifty percent (50%) ownership interest in the applicable Borrower and Westfield must, following any such Transfer, retain control of the applicable Borrower and the day to day operations of the applicable Collateral Property;

                  (C) Lender shall have received evidence satisfactory to it that the Borrower and its partners or members, as the case may be, following such transfer, remain Special Purpose Entities in accordance with the standards of the Applicable Rating Agencies; and

                  (D) If requested by Lender, Lender shall have received a non-consolidation opinion with regard to the proposed transferee and its partners or members, as the case may be, in form and substance satisfactory to Lender.

            (c) Notwithstanding the foregoing restrictions on Transfers, nothing contained in this Agreement or the other Loan Documents shall in any way restrict or prohibit, nor shall any notice to Lender or consent of Lender be required in connection with, (i) the transfer or issuance of any securities or interests in Westfield America, Inc. ("WEA"), (ii) the merger or consolidation of WEA (iii) the transfer or issuance of any securities or interests in Westfield America Limited Partnership ("WALP") or (iv) the merger or consolidation of WALP. With respect to the events set forth in subsections (iii) and (iv) hereof, to the extent that such transfers, issuance of securities or interests, merger or consolidation of WALP result in a change of ownership or control in WALP, the Borrower must be owned and controlled by an entity that provides the same expertise as WALP in conducting business of the nature currently conducted by WALP. Prior to completing any action with respect to WALP pursuant to subsections (iii) and (iv) hereof that will result in a change in control of WALP, the Borrower must deliver to Lender a Rating Comfort Letter and a non-consolidation opinion with regard to the proposed transferee and its partners or members, as the case may be, in form and substance satisfactory to Lender, provided that no Rating Comfort Letter or non-consolidation opinion shall be required in connection with subsection (i) or (ii) hereof.

            (d) In accordance with the provisions of the entity documents of each Borrower, in no event shall the provisions of this Section 7.7 be amended or modified in any manner until such time as the Borrower has obtained a Rating Comfort Letter.

      7.8 Debt. Create, incur or assume any indebtedness other than (i) the Debt, (ii) Taxes, Insurance Premiums, Approved Replacement Expenses and Approved Leasing Expenses and (iii) other trade debt incurred in the ordinary course of business relating to the ownership and operation of its Collateral Property which other trade debt does not exceed, at any time, a maximum aggregate amount of $1,000,000.00 for each Collateral Property being operated as a retail shopping center or a mixed use retail/office project and $500,000.00 for each Collateral Property being operated as a power center, and such trade debt is paid within sixty (60) days of the date incurred (other than amounts being disputed in good faith);

      7.9 Assignment of Rights. Without Lender's prior consent, attempt to (i) assign such Borrower's rights or interest under any Loan Document in contravention of any Loan Document or (ii) if such Borrower's Collateral Property is affected by a Ground Lease, surrender, terminate, cancel, modify or amend such Ground Lease;

      7.10 Principal Place of Business. Change its principal place of business without first giving Lender thirty (30) days' prior written notice;

      7.11 Corporate Organization. Make any change, amendment or modification to the organizational documents of such Borrower, or take any other action, if such change, amendment, modification or action could result in (x) such Borrower not being a Special Purpose Bankruptcy Remote Entity or (y) the term of any Borrower or Borrower Representative being shortened; or

      7.12 ERISA.

            (a) Borrower shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

            (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

                  (i) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. ss.2510.3-101(b)(2);

                  (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R.ss.2510.3-101(f)(2); or

                  (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.ss.2510.3-101(c) or (e).

      7.13 No Joint Assessment. No Borrower shall suffer, permit or initiate the joint assessment of any Collateral Property with (a) any other real property constituting a tax lot separate from such Collateral Property, or (b) any portion of such Collateral Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Collateral Property.

      7.14 Affiliate Transactions. No Borrower shall enter into, or be a party to, any transaction with an Affiliate of any Borrower or any of the partners of any Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to such Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party. Lender hereby acknowledges that it has reviewed and approved the Master Development Framework Agreement by and between Westfield America, Inc. (formerly known as CenterMark Properties, Inc.), a Missouri corporation and Westfield Corporation, Inc., a Delaware corporation, dated as of July 1, 1996 and amended on May 21, 1997 and the Management Agreement.

VIII  INSURANCE.

            8.1.1 Coverage. Each Borrower, at its sole cost, for the mutual benefit of such Borrower and Lender, shall obtain and maintain during the Term the following policies of insurance with respect to the Collateral Property owned by such Borrower:

            (a) Property insurance insuring against loss or damage by standard, "all-risk" perils, which shall (i) be in an amount equal to the greatest of (A) the then full replacement cost of the Collateral Property without deduction for physical depreciation, (B) the unpaid Principal, and (C) such amount as is necessary so that the insurer would not deem such Borrower a co-insurer under such policies, (ii) have deductibles or self insured retentions no greater than $25,000 (or, in the case of earthquake insurance, five percent (5%) of the total insured values at risk), (iii) be paid annually in advance and (iv) contain an "agreed amounts" and a "Replacement Cost Endorsement" with a waiver of depreciation.

            (b) Flood insurance if any part of the Collateral Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards in an amount to be determined by Lender.

            (c) Commercial general public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate per location for any policy year; together with at least $50,000,000 excess and/or umbrella liability insurance for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Collateral Property.

            (d) Rental loss and/or business interruption insurance in an amount equal the estimated Rents for the next succeeding 18-month period. The amount of such insurance shall be increased from time to time during the Term as and when the estimated or actual Rents increase.

            (e) Insurance against loss or damage from (i) leakage of sprinkler systems and (ii) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and Equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions), in an amount at least equal to $2,000,000.

            (f) Worker's compensation insurance with respect to any employees of such Borrower, as required by any Legal Requirement.

            (g) During any period of repair or restoration, builder's "all-risk" insurance in an amount equal to not less than the full insurable value of the Collateral Property, against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

            (h) Ordinance or Law Coverage to compensate for the diminished value of the subject Collateral Property, the cost of demolition and the increased cost of construction in an amount satisfactory to Lender.

            (i) Such other insurance (including earthquake insurance and windstorm insurance) as may from time to time be reasonably required by Lender in order to protect its interests and as is otherwise commercially reasonable.

            8.1.2 Policies.

            (a) All policies of insurance (the "Policies") required pursuant to
Section 8.1.1 (other than earthquake insurance) shall (i) be issued by companies approved by Lender and licensed to do business in the State, with a claims paying ability rating of "AA" or better by S&P and a rating of A:VII or better in the current Best's Insurance Reports ("Approved Insurer"); (ii) name Lender and its successors and/or assigns as their interest may appear as the mortgagee (in the case of property insurance) or an additional insured (in the case of liability insurance); (iii) contain (in the case of property insurance) a Non-Contributory Standard Lender Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) contain a waiver of subrogation against Lender, (v) be delivered to Lender (provided that copies may be delivered in lieu of originals) together with an insurance certificate; (vi) contain such provisions as Lender deems reasonably necessary or desirable to protect its interest, including endorsements providing that neither the applicable Borrower, Lender nor any other party shall be a co-insurer under the Policies and that Lender shall receive at least 30 days' prior written notice of any modification, reduction or cancellation of any of the Policies; and (vii) be satisfactory in form and substance to Lender and approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Each Borrower shall pay the premiums for the Policies required to be maintained by it hereunder (the "Insurance Premiums") as the same become due and payable and furnish to Lender evidence of the renewal of each of the Policies together with (unless such Insurance Premiums have been paid by Lender pursuant to Section 4.3) receipts for or other evidence of the payment of the Insurance Premiums reasonably satisfactory to Lender. If a Borrower does not furnish such evidence and receipts at least thirty (30) days prior to the expiration of any expiring Policy, then Lender may, but shall not be obligated to, procure such insurance and pay the Insurance Premiums therefor, and such

Borrower shall reimburse Lender for the cost of such Insurance Premiums promptly on demand, with interest accruing at the Default Rate. Each Borrower shall deliver to Lender a copy of each Policy (and an insurance certificate pertaining thereto) required to be maintained by it hereunder within ninety (90) days after its effective date. Within ninety (90) days after request by Lender, each Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, changes in prudent customs and practices, and such coverage as is commercially available.

      8.2 Casualty.

            8.2.1 Notice; Restoration. If any Collateral Property is damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of a Casualty, the Borrower that owns such Collateral Property, regardless of whether insurance proceeds are available, shall promptly proceed to restore, repair, replace or rebuild such Collateral Property in accordance with Legal Requirements to be of at least equal value and of substantially the same character as prior to such damage or destruction.

            8.2.2 Settlement of Proceeds. In the event of a Casualty covered by any of the Policies (an "Insured Casualty") where the loss does not exceed $1,000,000, the applicable Borrower may settle and adjust any claim without the consent of Lender; provided such adjustment is carried out in a competent and timely manner; and such Borrower is hereby authorized to collect and receipt for the insurance proceeds (the "Proceeds"). In the event of an Insured Casualty where the loss equals or exceeds $1,000,000, Lender may settle and adjust any claim without the consent of any Borrower and agree with the insurer(s) on the amount to be paid on the loss, and the Proceeds shall be due and payable solely to Lender and held by Lender in the Casualty/Condemnation Fund and disbursed in accordance herewith. The expenses incurred by Lender in the adjustment and collection of the Proceeds shall become part of the Debt and shall be reimbursed by the applicable Borrower to Lender upon demand.

      8.3 Condemnation.

            8.3.1 Notice; Restoration. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting any Collateral Property (a "Condemnation") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, the applicable Borrower, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild such Collateral Property in accordance with all Legal Requirements to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation.

            8.3.2 Collection of Award. Lender is hereby irrevocably appointed as each Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment in respect of a Condemnation (an "Award") in excess of $1,000,000 and to make any compromise or settlement in connection with such Condemnation. Notwithstanding any Condemnation (or any transfer made in lieu of or in anticipation of such

Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Loan Documents, and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the Applicable Interest Rate. If a Collateral Property that is the subject of a Condemnation is sold, through foreclosure or otherwise, prior to the receipt by Lender of such Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of the Award sufficient to pay the Debt. Each Borrower shall cause any Award that is payable to such Borrower to be paid directly to Lender. Lender shall hold such Award in the Casualty/Condemnation Fund and disburse such Award in accordance with the terms hereof.

      8.4 Application of Proceeds or Award.

            8.4.1 Application to Restoration. In the event of an Insured Casualty or Condemnation with respect to any Collateral Property where (i) the loss is in an aggregate amount less than 25% of the Allocated Loan Amount with respect to such Collateral Property, (ii) in the reasonable judgment of Lender, such Collateral Property can be restored within six (6) months, and prior to the Anticipated Repayment Date and the expiration of the business interruption insurance with respect thereto, to an economic unit not less valuable and not less useful than the same was prior to the Insured Casualty or Condemnation, and after such restoration will, together with the other Collateral Properties, adequately secure the unpaid Principal, and (iii) no Event of Default shall have occurred and be then continuing, then the Proceeds or the Award, as the case may be (after reimbursement of any expenses incurred by Lender), shall be applied to reimburse the applicable Borrower for the cost of restoring, repairing, replacing or rebuilding such Collateral Property (the "Restoration"), in the manner set forth herein. The applicable Borrower shall commence and diligently prosecute such Restoration; provided that (x) such Borrower shall pay (and if required by Lender, such Borrower shall deposit with Lender in advance) all costs of such Restoration in excess of the net amount of the Proceeds or the Award made available pursuant to the terms hereof; and (y) Lender shall have received evidence reasonably satisfactory to it that during the period of the Restoration, the Rents (including all Proceeds from the business interruption insurance required pursuant to Section 8.1.1)from such Collateral Property, together with the Rents from the other Collateral Properties, will be sufficient to satisfy all of Borrower's Obligations.

            8.4.2 Application to Debt. Except as provided in Section 8.4.1, the Proceeds and any Award in excess of 1,000,000 may, at the option of Lender in its sole discretion, be applied to the payment of the Debt as set forth in
Section 3.2.2, or applied to reimburse the applicable Borrower for the cost of any Restoration, in the manner set forth in Section 8.4.3. Any such application to the prepayment of the Loan shall be without any prepayment consideration or penalty, unless the Debt or any portion thereof is accelerated prior to, or within one year after, the date the Proceeds are received from the insurance company or the Award is received from the condemning authority, as the case may be, in which event the Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that may be required with respect to the amount of the Proceeds or Award applied to the Debt.

            8.4.3 Procedure for Application to Restoration. If a Borrower is entitled to reimbursement out of the Proceeds or an Award held by Lender, such Proceeds or Award shall be disbursed from time to time from the Casualty/Condemnation Fund upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the Restoration, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available sufficient, in addition to the Proceeds or Award, to complete the proposed Restoration, (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve, and (iv) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. No payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than the Proceeds or Award shall be disbursed prior to disbursement of such Proceeds or Award; and at all times, the undisbursed balance of such Proceeds or Award remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of the applicable Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all Liens or claims for Lien. Any surplus that remains out of the Proceeds held by Lender after payment of such costs of Restoration shall be paid to the applicable Borrower. Any surplus that remains out of the Award received by Lender after payment of such costs of Restoration shall, in the sole and absolute discretion of Lender, be retained by Lender and applied to payment of the Debt or returned to the applicable Borrower.

            8.4.4 Ground Lease; Anchor Lease; REA. If Lender shall have the right or option hereunder to apply Proceeds or an Award to payment of the Debt, but under any controlling provision in any Ground Lease, "anchor" Lease or REA such Proceeds or Awards are required to be applied to Restoration of a Collateral Property, then, notwithstanding anything to the contrary in this
Article 8, such Proceeds or Award shall be applied to Restoration in accordance with such Ground Lease, "anchor" Lease or REA, subject to such conditions and procedures as Lender may impose which are not inconsistent with the terms of such Ground Lease, "anchor" Lease or REA.

IX    DEFAULTS.

      9.1 Events of Default. An "Event of Default" shall exist with respect to the Loan upon the occurrence of any of the following events:

            (a) any portion of the Debt is not paid when due;

            (b) Borrower shall fail to pay when due any deposit into any Fund;

            (c) any of the Taxes applicable to any Collateral Property are not paid when due (other than Taxes for which funds have been deposited with Lender pursuant to Section 4.3), subject to Borrower's right to contest Taxes applicable to its Collateral Property in accordance with Section 6.2;

            (d) the Policies with respect to any Collateral Property are not delivered to Lender within ninety (90) days after their respective applicable effective dates or within ten days after written demand from Lender, whichever is later, or such Policies are not kept in full force and effect;

            (e) a Transfer other than a Transfer permitted pursuant to Section
7.7 occurs with respect to any Collateral Property, any interest in any Borrower or an interest in any Borrower Representative of any Borrower;

            (f) any representation or warranty made by any Borrower or in any Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by any Borrower in connection with any Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made;

            (g) any Borrower or any Borrower's Borrower Representative shall make an assignment for the benefit of creditors, or shall generally not be paying its debts as they become due;

            (h) a receiver, liquidator or trustee shall be appointed for any Borrower or such Borrower's Borrower Representative, or any Borrower or such Borrower's Borrower Representative shall be adjudicated a bankrupt or insolvent; or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, any Borrower or such Borrower's Borrower Representative, as the case may be; or any proceeding for the dissolution or liquidation of any Borrower or such Borrower's Borrower Representative shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by such Borrower or such Borrower's Borrower Representative, as the case may be, only upon the same not being discharged, stayed or dismissed within sixty (60) days;

            (i) any Borrower breaches any negative covenant contained in Sections 7.3, 7.4, 7.6, 7.7, 7.8, 7.10 or 7.11 or any affirmative covenant contained in Section 6.14;

            (j) any Borrower shall be in default under any other mortgage or security agreement covering any part of the Collateral Property owned by such Borrower whether it be superior or junior in Lien to a Mortgage, and such default shall continue after the expiration of any applicable notice and grace period provided therein;

            (k) except as permitted hereunder, any Borrower shall commence any alteration, improvement, demolition or removal of any of the Improvements constituting part of such Borrower's Collateral Property without the prior consent of Lender;

            (l) an Event of Default as defined or described in any other Loan Document occurs; or any other event shall occur or condition shall exist, if the effect of such event or condition is to accelerate or to permit Lender to accelerate the maturity of the Debt;

            (m) any Borrower shall be in default under any term, covenant or provision set forth herein or in any other Loan Document which specifically contains a notice requirement or grace period and such notice has been given and such grace period has expired;

            (n) any of the assumptions contained in the Insolvency Opinion or an Additional Insolvency Opinion were not true and correct as of the date of such opinion or thereafter became untrue or incorrect and such Borrower fails to deliver to Lender, within twenty (20) days after such Borrower first become aware that any such assumption is not true or is incorrect, a new substantive non-consolidation opinion from the same counsel (or other counsel acceptable to Lender and the Applicable Rating Agencies) which omits all such untrue or incorrect assumptions and is otherwise in the same form as the Insolvency Opinion or the Additional Insolvency Opinion, as applicable (other than for changes approved by Lender and the Applicable Rating Agencies);

            (o) Intentionally Deleted;

            (p) any Borrower shall fail to pay when due any rent, additional rent or other charge payable under any Ground Lease (which term, for purposes of this paragraph (p) shall mean any Ground Lease affecting such Borrower's Collateral Property or any portion thereof); or any Borrower shall default in the observance or performance of any other term, covenant or condition of any Ground Lease and such default is not cured within twenty (20) days prior to the expiration of any applicable grace period provided therein; or any event shall occur that would cause any Ground Lease to terminate without notice or action by the landlord thereunder or would entitle such landlord to terminate any Ground Lease and the term thereof by giving notice to such Borrower; or any Ground Lease shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever; or any term of any Ground Lease shall be modified or supplemented without Lender's consent; or any Borrower shall fail, within ten
(10) Business Days after demand by Lender, to exercise its option to renew or extend the term of any Ground Lease or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such Ground Lease;

            (q) any Borrower shall permit any event to occur that would cause any REA to terminate without notice or action by any party thereto or would entitle any party to terminate any REA and the term thereof by giving notice to such Borrower; or any REA shall be surrendered, terminated or canceled for any reason or under any circumstance whatsoever; or any term of any REA shall be modified or supplemented without Lender's consent; or any Borrower shall fail, within ten (10) Business Days after demand by Lender, to exercise its option to renew or extend the term of any REA or shall fail or neglect to pursue diligently all actions necessary to exercise such renewal rights pursuant to such REA; or

            (r) any Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement or any other Loan Document not specified in this Section 9.1, for ten (10) days after notice to such Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period, and such Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for such Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed 90 days.

      9.2 Remedies.

            9.2.1 Acceleration. Upon the occurrence of an Event of Default with respect to the Loan (other than an Event of Default described in paragraph (g) or (h) of Section 9.1) and at any time and from time to time thereafter, in addition to any other rights or remedies available to it pursuant to the Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to any and all Collateral Properties and any and all Ground Leases to which any Borrower is a party, and upon any Event of Default described in paragraph (g) or (h) of Section 9.1, the Debt (including unpaid interest, Default Rate interest, Late Payment Charges, Yield Maintenance Premium and any other amounts owing by Borrower) shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained in any Loan Document to the contrary notwithstanding.

            9.2.2 Remedies Cumulative. Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under the Loan Documents or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth in the Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing, (i) to the extent permitted by applicable law, Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all Liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Collateral Properties, each Mortgage has been foreclosed, the Collateral Properties have been sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full. To the extent permitted by applicable law, nothing contained in any Loan Document shall be construed as requiring Lender to resort to any portion of the Collateral Pool for the satisfaction of any of the Debt in preference or priority to any other portion, and Lender may seek satisfaction out of the entire Collateral Pool or any part thereof, in its absolute discretion.

            9.2.3 Severance. Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect such severance, Borrower ratifying all that such attorney shall do by virtue thereof.

            9.2.4 Delay. No delay or omission to exercise any remedy, right, power accruing upon an Event of Default, or the granting of any indulgence or compromise by Lender shall impair any such remedy, right or power hereunder or be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon. Notwithstanding any other provision of this Agreement, to the extent permitted by applicable law, Lender reserves the right to seek a deficiency judgment or preserve a deficiency claim, in connection with the foreclosure of any Mortgage, to the extent necessary to foreclose on any other Collateral Property or part thereof, the Rents, the Funds or any other collateral that constitutes security for the same obligation.

            9.2.5 Lender's Right to Perform. If Borrower fails to perform any covenant or obligation contained herein and such failure shall continue for a period of (5) five Business Days after Borrower's receipt of written notice thereof from Lender, without in any way limiting Lender's right to exercise any of its rights as provided hereunder or under any of the other Loan Documents, Lender may, but shall have no obligation to, perform, or cause performance of, such covenant or obligation, and the expenses of Lender incurred in connection therewith shall be payable by such Borrower to Lender upon demand and if not paid shall be added to the Debt and shall bear interest thereafter at the Default Rate. Notwithstanding the foregoing, Lender shall have no obligation to send notice to such Borrower of any other Borrower of any such failure.

X     SPECIAL PROVISIONS

      10.1 Sale of Note and Secondary Market Transaction.

            10.1.1 Cooperation. At Lender's request (to the extent not already required to be provided by Borrowers under this Agreement), Borrower and WALP shall cooperate with Lender to enable Lender to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Applicable Rating Agencies in connection with one or more sales or assignments of the Note or participations therein or securitizations (including any FASIT) of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgage (each such sale, assignment, participation and/or securitization, a "Secondary Market Transaction"). No Borrower shall be required to incur any out-of-pocket expense to comply with the provisions of this Section 10.1.1 (unless Lender agrees to reimburse such Borrower therefor). In furtherance of the foregoing, each Borrower and WALP shall, at the request of Lender in connection with any Secondary Market Transaction, and so long as the Loan is still outstanding:

            (a) (i) provide updates of financial and other information with respect to its Collateral Property, such Borrower and its Affiliates, Manager and any Tenants of its Collateral Property, (ii) provide updated business plans and budgets relating to its Collateral Property and (iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, surveys, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of its Collateral Property, as may be reasonably requested from time to time by Lender or the Applicable Rating Agencies or as may be necessary or appropriate in connection with a Secondary Market Transaction or

Exchange Act requirements (the items provided to Lender pursuant to this paragraph (a) being called the "Provided Information"), together, if customary, with appropriate verification of and/or consents to the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Applicable Rating Agencies;

            (b) use reasonable efforts to cause counsel to render opinions as to non-consolidation, fraudulent conveyance, true sale and true contribution and any other opinion customary in securitization transactions with respect to its Collateral Property, each Borrower and its respective Affiliates, which counsel and opinions shall be reasonably satisfactory to Lender and the Applicable Rating Agencies;

            (c) provide current certificates of good standing and qualification with respect to such Borrower and WALP from appropriate Governmental Authorities; and

            (d) execute such amendments to the Loan Documents and each Borrower's organizational documents as may be requested by Lender or the Applicable Rating Agencies or otherwise to effect a Secondary Market Transaction, provided that nothing contained in this subsection (d) shall result in an economic change in the transaction or impose any material legal obligations on any Borrower or restrict Borrower in any material way;

            (e) assist Lender in the event Lender requires the severance of the Note or any other Loan Document in order to adjust its security interest in the Collateral Properties to enhance its position in the context of a Secondary Market Transaction, provided that such severance of the Note or other applicable adjustment in the security of the Loan pursuant to a Secondary Market Transaction shall be completed at the sole cost of the Lender;

            (f) deliver to Lender and/or any Applicable Rating Agency, (a) one or more Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents as of the date of the Loan Closing in all relevant jurisdictions or, if such representations are no longer accurate, certifying as to what modifications to the representations would be required to make such representations accurate, and (b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and it's Borrower Representative as of the date of the Secondary Market Transaction;

            (g) make such other representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Collateral Properties, Borrower, WALP, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents;

            (h) participate in any meeting reasonably requested by the Lender, such meeting to be attended by senior management of Borrower and/or WALP; and

            (i) obtain ratings of the Securities from two (2) or more Rating Agencies.

            10.1.2 Use of Information. Each Borrower understands that certain of the Provided Information and the Required Records may be included in disclosure documents in connection with a Secondary Market Transaction, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers or other parties relating to the Secondary Market Transaction. In the event that the Disclosure Document is required to be revised, each Borrower shall cooperate with Lender in updating the Provided Information or Required Records for inclusion or summary in the Disclosure Document or for other use reasonably required in connection with a Secondary Market Transaction by providing all current information pertaining to such Borrower, and its Collateral Property necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters. Such disclosure may include the opinion or judgment of Lender or Servicer concerning the Provided Information or other matters disclosed.

            10.1.3 Borrower's Obligations Regarding Disclosure Documents. In connection with a Disclosure Document, each Borrower shall:

            (a) if requested by Lender, certify in writing that such Borrower has carefully examined those portions of such Disclosure Document, pertaining to such Borrower, its Collateral Property, the Manager and the Loan, including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Property", "The Manager," "The Borrower" and "Certain Legal Aspects of the Mortgage Loan," and such portions (and portions of any other sections reasonably requested and pertaining to such Borrower, its Collateral Property, the Manager or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

            (b) indemnify (i) any underwriter, syndicate member or placement agent (collectively, the "Underwriters") retained by Lender or its issuing company affiliate (the "Issuer") in connection with a Secondary Market Transaction, (ii) Lender and (iii) the Issuer that is named in the Disclosure Document or registration statement relating to a Secondary Market Transaction (the "Registration Statement"), and each of the Issuer's directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Issuer or the Lender within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act (collectively within (iii), the "UBS Group"), and each of its directors and each person who controls each of the Underwriters, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the UBS Group or the Underwriter Group may become subject (including reimbursing all of them for any legal or other expenses actually incurred in connection with investigating or defending the Liabilities) insofar as the Liabilities arise out of or are based upon any untrue statement of any material fact contained in any of the Required Records or in any of the applicable portions of such sections of the Disclosure Document applicable to Borrower, Manager, any Collateral Property or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections in light of the circumstances under which they were made, not misleading, provided, however, that no Borrower shall be required to indemnify Lender for any Liabilities relating to untrue statements or omissions or inadequacies of disclosure which (i) such Borrower identified to Lender in writing at the time of such Borrower's examination of such Disclosure Document or (ii) are set forth in a report prepared by a third party not Affiliated with such Borrower; and

            (c) reimburse any member of the UBS Group for any legal or other expenses reasonably incurred by such member in connection with investigating or defending the Liabilities.

Borrowers' Liability under clause (a) or (b) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of a Borrower in connection with the preparation of those portions of the Disclosure Document pertaining to Borrower, Manager, the Collateral Properties or the Loan or in connection with the underwriting of the debt including financial statements of each Borrower, operating statements, rent rolls and other Required Records, environmental site assessment reports and property condition reports with respect to the Collateral Properties. The foregoing indemnity will be in addition to any liability which Borrowers may otherwise have. Lender shall give Borrower a copy of any Disclosure Document that is to be subject to the foregoing indemnification obligations a reasonable amount of time prior to its delivery to potential investors pursuant to an offering.

            10.1.4 Borrowers Indemnity Regarding Filings. In connection with filings under the Exchange Act, Borrower shall (i) indemnify Lender, the UBS Group and the Underwriter Group for any Liabilities to which Lender, the UBS Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the UBS Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, UBS Group or the Underwriter Group in connection with defending or investigating the Liabilities.

            10.1.5 Indemnification Procedure. Promptly after receipt by an indemnified party under Section 10.1.3 or 10.1.4 of notice of the commencement of any action for which a claim for indemnification is to be made against Borrower, such indemnified party shall notify Borrower in writing of such commencement, but the omission to so notify the Borrower will not relieve Borrower from any liability that it may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to Borrower. In the event that any action is brought against any indemnified party, and it notifies Borrower of the commencement thereof, Borrower will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice of commencement, to assume the defense thereof with counsel satisfactory to such indemnified party in its sole discretion. After notice from

Borrower to such indemnified party under this Section 10.1.5, Borrower shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both any Borrower and an indemnified party, and any indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to Borrower, then the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Borrower shall not be liable for the expenses of more than one separate counsel unless there are legal defenses available to it that are different from or additional to those available to another indemnified party.

            10.1.6 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 10.1.3 or 10.1.4 is for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 10.1.3 or 10.1.4, Borrower shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the UBS Group's and Borrower's relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and each Borrower hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

XI    MISCELLANEOUS

      11.1 Exculpation.

            (a) Subject to the qualifications below, Lender shall not enforce the liability and obligation of any Borrower to perform and observe the obligations contained in the Loan Documents by any action or proceeding wherein a money judgment shall be sought against such Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest and rights under the Loan Documents, or in the Collateral Properties, the Rents or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against a Borrower only to the extent of Borrower's interest in its Collateral Property, in the Rents and in any other collateral given to Lender, and Lender shall not sue for, seek or demand any deficiency judgment against any Borrower in any such action or proceeding under or by reason of or under or in connection with any Loan Document. The provisions of this section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any Loan Document; (ii) impair the right of Lender to name any Borrowers as a party defendant in any action or suit for foreclosure and sale under any Mortgage;

(iii) affect the validity or enforceability of any of the Loan Documents or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder, (iv) impair the right of Lender to obtain the appointment of a receiver, (v) impair the enforcement of any Assignment of Leases; (vi) constitute a prohibition against Lender to commence any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Mortgages or to exercise its remedies against the Collateral Properties; or
(vii) constitute a waiver of the right of Lender to enforce the liability and obligation of any Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following: (a) fraud or intentional misrepresentation by such Borrower or any guarantor in connection with the Loan; (b) the gross negligence or willful misconduct of such Borrower; (c) the breach of any representation, warranty, covenant or indemnification in any Loan Document concerning Environmental Laws or Hazardous Substances, including Sections 5.1.32 and 6.10, and clauses (viii) through (xi) of Section 6.16; (d) physical waste or after an Event of Default, the removal or disposal of any portion of any Collateral Property; (e) the misapplication or conversion by such Borrower of
(x) any Proceeds paid by reason of any Insured Casualty, (y) any Award received in connection with a Condemnation, or (z) any Rents, refunds of Taxes or Other Charges or Funds (i.e., use of Rents or refunds of Taxes or Other Charges or Funds to make distributions or payments to members/partners/shareholders of such Borrower during the continuance of an Event of Default); (f) failure to pay charges for labor or materials or other charges that can create Liens on any portion of any Collateral Property unless such charges are the subject of a bona fide dispute in which the applicable Borrower is contesting the amount or validity thereof, (g) any security deposits collected with respect to any Collateral Property which are not delivered to Lender upon a foreclosure of any Mortgage encumbering such Collateral Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; and (h) such Borrower's indemnifications of Lender set forth in Sections 10.1.3 and 10.1.4.

            (b) Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, (A) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt in accordance with the Loan Documents, and (B) the Debt shall be fully recourse to Borrowers in the event that (1) any Borrower or any Person owning an interest (directly or indirectly) in any Borrower commences any action, suit, claim, arbitration, governmental investigation or other proceeding (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to any Borrower, or seeking to adjudicate any Borrower a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any Borrower or any Borrower's debts, or (y) seeking appointment of a receiver (other than a Borrowers seeking the appointment of a receiver during the pendency of a foreclosure action against such Borrower commenced by Lender), trustee, custodian or other similar official for any Borrower or for all or substantially all of any Borrower's assets or (2) any Borrower ever ceases to be a Special Purpose Entity.

      11.2 Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document (a "notice") shall be given in writing and shall be effective for all purposes if hand delivered or sent (i) by (a) certified or registered United States mail, postage prepaid, or (ii) by
(A) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and (B) by telecopier (with answer back acknowledged), in any case addressed as follows (or to such other address or Person as a party shall designate from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:     UBS Principal Finance LLC
                  299 Park Avenue
                  New York, New York 10171
                  Attention: Douglas Renfield-Miller
                  Facsimile No. (212) 821-5720

with a copy to:   Cadwalader, Wickersham & Taft
                  227 West Trade Street, Suite 2400
                  Charlotte, North Carolina  28202
                  Attention:  James P. Carroll, Esq.
                  Facsimile No. (704) 348-5200

If to Borrower:   c/o Westfield Corporation, Inc.
                  11601 Wilshire Boulevard, Suite 1200
                  Los Angeles, California  90025-1748
                  Attention:  Mark Stefanek
                  Facsimile No. (310) 478-3987

With a copy to:   Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Attention:  Barry Mills, Esq.
                  Facsimile No.  (212) 909-6836

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

            11.2.1 Borrower's Representative.

            (a) Each Borrower's Representative shall notify Lender of the names of its officers and employees authorized to request and take other actions on behalf of its Borrower (each a "Responsible Officer") and shall provide Lender with a specimen signature of each such officer or employee. Lender shall be entitled to rely conclusively on a Responsible Officer's authority to give and receive notices and take other all other actions of any kind on behalf of Borrower or any of them until Lender receives written notice to the contrary. Lender shall have no duty to verify the authenticity of the signature appearing on any notice.

            (b) EACH BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEM AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF SUCH BORROWER MAILED OR DELIVERED TO SUCH BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (1) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

      11.3 Brokers and Financial Advisors. Each Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the Loan. Borrowers and Lender shall indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 11.3 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

      11.4 Retention of Servicer. Lender reserves the right to retain the Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, any Pooling and Servicing Agreement or similar agreement entered into as a result of a Secondary Market Transaction, the Cash Management Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrowers shall pay any reasonable fees and expenses of the Servicer in connection with a release or substitution of any Collateral Properties, assumption or modification of the Loan, enforcement of the Loan Documents or any other action taken by Servicer hereunder on behalf of Lender.

      11.5 Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as any of the Debt is unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Each Borrower's covenants and agreements in this Agreement shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

      11.6 Lender's Discretion. Whenever pursuant to this Agreement or any other Loan Document, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

      11.7 Governing Law; Venue.

            (a) THIS AGREEMENT WAS MADE BY LENDER AND ACCEPTED BY BORROWERS IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, TIES AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND PROCEDURES RELATING TO ENFORCEMENT OF THE LIENS CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE COLLATERAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND THE DEBT. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO ss. 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

            (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR ANY BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO ss. 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

      11.8 Modification; Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on any Borrower shall entitle such Borrower or any other Borrower to any other or future notice or demand in the same, similar or other circumstances.

      11.9 Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Loan Document, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under any Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under the Loan Documents, or to declare an Event of Default for failure to effect prompt payment of any such other amount.

      11.10 TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

      11.11 Heading. The Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      11.12 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      11.13 Preferences. To the extent any Borrower makes a payment to Lender, or Lender receives proceeds of any collateral, which is in whole or part subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Debt or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender. This provision shall survive the expiration or termination of this Agreement and the repayment of the Debt.

      11.14 Waiver of Notice. No Borrower shall be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or any other Loan Document specifically and expressly provides for the giving of notice by Lender to such Borrower and except with respect to matters for which such Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Each Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which no Loan Document specifically and expressly provides for the giving of notice by Lender to such Borrower.

      11.15 Remedies of Borrower. In the event that a claim or adjudication is made that Lender or its agent, including Servicer, has acted unreasonably or unreasonably delayed acting in any case where by law or under any Loan Document, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, each Borrower agrees that neither Lender nor its agents, including Servicer, shall be liable for any monetary damages, and such Borrower's sole remedy shall be to commence an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determines whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment. Each Borrower specifically waives any claim against Lender and its agents, including Servicer, with respect to actions taken by Lender or its agents on any Borrower's behalf pursuant to Section 9.2.5.

      11.16 Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

      11.17 Offsets, Counterclaims and Defenses.

      Each Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer. Any assignee of Lender's interest in and to the Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses that are unrelated to the Loan Documents which any Borrower may otherwise have against any assignor of such documents, and no such unrelated offset, counterclaim or defense shall be interposed or asserted by any Borrower in any action or proceeding brought by any such assignee upon such documents, and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by each Borrower.

      11.18 Publicity. All news releases, publicity or advertising by any Borrower or its Affiliates through any media intended to mach the general public, which refers to the Loan Documents, the Loan, Lender, any member of the UBS Group, a Loan purchaser, the Servicer or the trustee in a Secondary Market Transaction, shall be subject to the prior written approval of Lender.

      11.19 No Usury. Borrowers and Lender intend at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this Section 11.19 shall control every other agreement in the Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Loan or any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited against the unpaid Principal and all other Debt (or, if the Debt has been or would thereby be paid in full, refunded to the Borrower, and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained in any Loan Document, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

      11.20 Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that each is represented by separate counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted them.

      11.21 No Joint Venture or Partnership; No Third Party Beneficiaries. (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties other than that of mortgagee, beneficiary or lender.

            (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

      11.22 Yield Maintenance Premium. Each Borrower acknowledges that Lender intends to enter into a Secondary Market Transaction which may result in various classes of

Securities with different coupon rates. Each Borrower also acknowledges that (i) the proceeds of any partial prepayment of Principal may be utilized to retire Securities bearing a coupon rate lower than the Interest Rate, (ii) that following such prepayment the remaining outstanding Securities may bear a weighted average coupon rate in excess of the Interest Rate and (iii) that, absent the Yield Maintenance Premium payable hereunder in connection with such prepayment, Lender will not receive the benefits intended to be conferred by the Loan Documents. For these reasons, and to induce Lender to make the Loan, Borrower expressly waives any right or privilege to prepay the Loan except as may be specifically permitted herein and agrees that, except as expressly provided for herein, any prepayments, whether voluntary or involuntary, will be accompanied by the Yield Maintenance Premium. Such Yield Maintenance Premium shall be required whether payment is made by Borrower, by a Person on behalf of Borrower, or by the purchaser at any foreclosure sale, and may be included in any bid by Lender at such sale. Each Borrower further acknowledges that (A) it is a knowledgeable real estate developer and/or investor; (B) it fully understands the effect of the provisions of this Section 11.22, as well the other provisions of the Loan Documents; (C) the making of the Loan by Lender at the Applicable Interest Rate and other terms set forth in the Loan Documents are sufficient consideration for such Borrower's obligation to pay a Yield Maintenance Premium (if required); and (D) Lender would not make the Loan on the terms set forth herein without the inclusion of such provisions. Borrower also acknowledges that the provisions of this Agreement limiting the right of prepayment and providing for the payment of the Yield Maintenance Premium and other charges specified herein were independently negotiated and bargained for, and constitute a specific material part of the consideration given by Borrower to Lender for the making of the Loan.

      11.23 Assignment. The Loan, the Note, the Loan Documents and all Lender's rights, title, obligations and interests therein may be assigned by Lender at any time in its sole discretion whether by operation of law (pursuant to a merger or other successor in interest) or otherwise. Upon such assignment, all references to Lender in this Loan Agreement and in any Loan Document shall be deemed to refer to such assignee or successor in interest and such assignee or successor in interest shall thereafter stand in the place of Lender; provided, however that the original named Lender herein shall not be released of its obligations in respect of Advances which Lender is thereafter required to make hereunder. No Borrower may assign its rights, interests or obligations under this Loan Agreement or under any of the Loan Documents except as expressly permitted hereunder.

      11.24 Cross-Default; Waiver of Marshalling of Assets.

            (a) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Collateral Pool and in reliance upon Lender's determination that the aggregate of the Collateral Pool taken together being of greater value as collateral security than the sum of each Collateral Property taken separately. Borrower agrees that the Mortgages are and will be cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and (iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Collateral Properties as security for the Note.

            (b) To the fullest extent permitted by law, each Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of each Borrower, each Borrower's partners and others with interests in any Borrower, and of the Collateral Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Collateral Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Collateral Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to Borrower which would require the separate sale of the Collateral Properties or require Lender to exhaust its remedies against any Collateral Property or any combination of the Collateral Properties before proceeding against any other Collateral Property or combination of Collateral Properties; and further in the event of such foreclosure Borrower does hereby expressly consent to and authorize, at the option of Lender, the foreclosure and sale either separately or together of any combination of the Collateral Properties.

      11.25 Joint and Several Liability. Each Borrower shall be jointly and severally liable with each other Borrower for payment of all amounts including those that are not specific to any particular Collateral Property or Borrower that become due under this Agreement, the Note or the other Loan Documents, such as payment of all fees and expenses pursuant to Section 6.15.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                            BORROWER:


                            DOWNTOWN PLAZA LLC,
                            a Delaware limited liability company

                            By:  Westfield America Limited Partnership,
                                 a Delaware limited partnership,
                                 its sole member

                                 By: Westfield America, Inc.
                                     a Missouri corporation,
                                     its general partner

                                     By: /s/  Irv Hepner
                                         ---------------------------------------
                                         Name: IRV HEPNER
                                         Title: SECRETARY


                            EASTLAND SHOPPING CENTER LLC,
                            a Delaware limited liability company

                            By:  Eastland Manager LLC,
                                 a Delaware limited liability company,
                                 its managing member

                                 By:  Westfield America Limited Partnership,
                                      a Delaware limited partnership,
                                      its sole member

                                      By:  Westfield America, Inc.,
                                           a Missouri corporation,
                                           its general partner

                                            By: /s/  Irv Hepner
                                                --------------------------------
                                                Name: IRV HEPNER
                                                Title: SECRETARY

                       [Signatures Continue on Next Page]

                   WESTLAND SOUTH SHORE MALL L.P.,
                   a California limited partnership

                      By: South Shore Mall LLC,
                          a Delaware limited liability company,
                          its general partner

                          By: South Shore Manager LLC,
                              a Delaware limited liability company,
                              its managing member

                              By: Westfield America Limited
                                  Partnership, a Delaware limited
                                  partnership, its sole member

                                  By:  Westfield America, Inc.,
                                       a Missouri corporation,
                                       its general partner

                                       By: /s/  Irv Hepner
                                           -------------------------------------
                                           Name: IRV HEPNER
                                           Title: SECRETARY

                                  LENDER:

                                  UBS PRINCIPAL FINANCE LLC,
                                  a Delaware limited liability company


                                  By: /s/ John Cutting
                                     -------------------------------------------
                                     Name: John Cutting
                                     Title: Executive Director


                                  By: /s/ Brian Harris
                                     -------------------------------------------
                                     Name: Brian Harris
                                     Title: Executive Director

                                    Exhibit A

                            Form of Notice To Tenants

                          [BORROWER'S NAME AND ADDRESS]

                                                             _____________, 2000

[Name and Address of Tenant]

            Re:   Lease of Store at

                                       (the "Center")

Ladies and Gentlemen:

            The undersigned is the Owner of the Center and the landlord under your lease of a store at the Center (your "Lease").

            By this letter, you are hereby directed (1) to make all checks, in payment of rent and other sums due to the landlord under your Lease, payable to the order of [applicable Agent], and (2) to deliver such checks or otherwise make such payments to the following address:

                           [Name and Address of Agent]

            The foregoing direction is irrevocable, except with the written consent of our mortgagee, UBS Principal Finance LLC (or its successors or assigns), notwithstanding any future contrary request or direction from the undersigned or any other person (other than UBS Principal Finance LLC (or its successors or assigns)). Thank you for your cooperation.

                                           Very truly yours,


                                           [BORROWER]


                                    By: ________________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                    Exhibit B

         Form of Subordination, Nondisturbance and Attornment Agreement

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      This Non-Disturbance and Attornment Agreement (this Agreement), made as of
___________, 199_, by and between                            , a limited
liability company organized under the laws of Delaware and having an address at
                                   (the Lender) and _________________, a
_________________, having an address at _______________________ (the Tenant);

                                  WITNESSETH:

      WHEREAS, by the lease (as the same may be amended from time to time, the Lease) dated _________, 19__, between _______________ (the Landlord), as landlord, and Tenant, as tenant, the Landlord leased to Tenant a certain portion of the building known as and located at __________________, being more fully described in said Lease (the Premises);

      WHEREAS, the Landlord has executed and delivered to the Lender a mortgage note in the original principal amount of ____________ ($____________) Dollars, which note is secured by, among other things, a mortgage or deed of trust (which mortgage or deed of trust, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders, restatements and consolidations thereof and all re-advances thereunder and additions thereto is referred to as the Mortgage) encumbering certain land being more particularly described in Schedule A attached hereto (the Land), together with the buildings and other improvements located or to be located thereon (such buildings and other improvements and the Land, collectively, the Mortgaged Property) including, without limitation, the Premises.

      NOW, THEREFORE, the parties hereto, in consideration of the covenants contained herein, have agreed and hereby agree as follows:

            1. The Lease, as the same may hereafter be modified, amended or extended, is and shall be subject and subordinate in each and every respect to the Mortgage, to all renewals, modifications, replacements and extensions thereof, to all terms, conditions and provisions thereof and to each and every advance hertofore made or hereafter made under the Mortgage.

            2. The Lender agrees that if any action or proceeding is commenced by the Lender for the foreclosure of the Mortgage or the sale of the Mortgaged Property, the Tenant shall not be named as a party therein (unless required by law), and the sale of the Mortgaged Property in any such action or proceeding and the exercise by the Lender of any of its other rights under the Mortgage, or under the note secured by the Mortgage, shall be made subject to all rights of the Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding and at the time of any such sale or exercise of any such other rights, the Tenant shall not be in default under any of the terms, covenants or conditions of the Lease or of this Agreement on the Tenant's part to be observed or performed.

            3. The Tenant shall concurrently give the Lender copies of all notices and other communications given by the Tenant to the Landlord relating to
(i) defaults or alleged defaults on the part of the Landlord or the Tenant under the Lease, (ii) any violations of any ordinances, statues, laws, rules, codes regulations or requirements of any governmental agency, and (iii) any assignment or subletting of all or any portion of the Premises.

            4. In the event of any act or omission by the Landlord which would give the Tenant the right, either immediately or after the lapse of a period of time, to terminate the Lease, or to claim a partial or total eviction, the Tenant will not exercise any such right (i) until it has sent written notice of such act or omission to the Lender as provided herein, and (ii) unless the Lender shall have failed within sixty (60) days after receipt of such notice to cure such default or, if such default is not reasonably susceptible of cure within such sixty (60) days, the Lender shall not have commenced the cure of such default within sixty (60) days of receipt of such notice and thereafter diligently pursued such action.

            5. In the event that the interest of the Landlord is transferred by reason of, or assigned in lieu of foreclosure or other proceedings for enforcement of the Mortgage, then, subject to the provisions of this Agreement, the Lease shall nevertheless continue in full force and effect and, upon the written request of the Lender, the Tenant shall attorn to the Lender and shall recognize the Lender as its landlord. Although the foregoing provision shall be self-operative, in order to confirm such attornment, upon the request of the Lender, the Tenant shall execute and deliver to the Lender (i) an agreement of attornment in form and content reasonably satisfactory to the Lender, at the Tenant's sole cost and expense, confirming the foregoing attornment and agreeing to perform all the terms, covenants and conditions of the Lease on the Tenant's part to be performed for the benefit of such Lender with the same force and effect as if such Lender were the Landlord originally named in this Lease or
(ii) a new lease with the

Lender, as landlord, for the remaining term of the Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. Nothing herein contained shall be construed however, to obligate the Lender to cure any default by the Landlord under the Lease occurring prior to any date on which the Lender shall succeed to the rights of the Landlord, it being expressly agreed that under no circumstances shall the Lender be obligated to remedy any such default.

            6. If the Lender shall succeed to the interest of the Landlord, the Lender shall have no personal liability as successor to the Landlord, and the Tenant shall look only to the estate and property of the Lender in the Mortgaged Property or the proceeds thereof for the satisfaction of the Tenant's remedies for the collection of a judgement (or other judicial process) requiring the payment or money in the event of any default by the Lender as landlord under the Lease. In addition, the Lender as holder of the Mortgage or as landlord under the Lease if it succeeds to that position, shall in no event (i) be liable to the Tenant for any act or omission of any prior landlord, (ii) be subject to any offset or defense which the Tenant might have against any prior landlord, (iii) be liable to the Tenant for any liability or obligation of any prior landlord occurring prior to the date that the Lender or any subsequent owner acquires title to the Premises, or (iv) be liable to the Tenant for any security or other deposits given to secure the performance of the Tenant's obligations under the Lease, except to the extent that the Lender shall have acknowledged actual receipt of such security or other deposits in writing. No other property or assets of the Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Tenant's remedies under or with respect to the Lease, the relationship of the landlord and the tenant thereunder or the Tenant's use or occupancy of the Premises.

            7. All notices and other communications hereunder shall be sent by certified or registered mail (postage prepaid, return receipt requested) to the Lender at the address set forth above, Attention: _________, or to the Tenant at the address set forth in the Lease, or to such other address or person as may be specified in a notice sent in accordance with the provisions of this Section 7, and shall be deemed given when received at the addresses specified above.

            8. No prepayment of rent or additional rent due under the Lease of more than one month in advance shall be binding upon the Lender, as holder of the Mortgage or as landlord under the Lease if the Lender succeeds to that position, unless consented to by the Lender, and from and after the date hereof, no amendment, modification, surrender or cancellation of the Lease shall be binding upon the Lender, as holder of the Mortgage or as landlord under the Lease if the Lender succeeds to that position, unless such amendment, modification, surrender or cancellation is done in compliance with the terms of the Mortgage.

            9. This Agreement shall apply to, bind and inure to the benefit of the parties hereto and their respective successors and assigns. As used herein, the term Tenant shall mean and include the present tenant under the Lease, any permitted subtenant under the Lease, any permitted assignee of the Lease and any successor of any of them. The term Lender as used herein shall include the holder of the Mortgage, the successors and assigns of the Lender, and any person, party or entity which shall become the owner of the Mortgaged Property by reason of a foreclosure of the Mortgage or the acceptance of a deed or assignment in lieu of foreclosure or other proceedings for enforcement of the Mortgage or otherwise. The term Landlord as used herein shall mean and include the present landlord under the Lease and such landlord's predecessors and successors in interest under the Lease.

            10. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

            [11. This Agreement satisfies the condition to the subordination of the Lease to the Mortgage set forth in Section _____ of the Lease with respect to the execution and delivery of ____.]

            12. This Agreement shall be governed by and construed in accordance with the laws of the State of ____________.

            13. Both the Tenant and the Lender hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to the Lease or this Agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            [TENANT]


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                  EXHIBIT C-1

                   Form of Manager Consent and Subordination
                         (Manager other than Westfield)

                      CONSENT AND SUBORDINATION OF MANAGER

                                   ----------

UBS Principal Finance
299 Park Avenue
New York, NY 10171

Ladies and Gentlemen:

      Reference is made to (i) that certain Management Agreement (the "Management Agreement"), dated as of _______________, between ______________________ (the "Borrower") and the undersigned (the "Manager") with respect to the property known as __________________ and located in the City of _____________ County, _________ (the "Property"), and (ii) that certain Loan Agreement (the "Loan Agreement") dated as of ______________, 199_, between the
Borrower and                 (together with its successors and assigns, the
"Lender"). Any capitalized terms used herein but not defined herein shall have the same meanings as are ascribed to them in the Loan Agreement.

      The Manager acknowledges and understands that delivery of this letter to you is a condition to the Lender making a certain loan to the Borrower pursuant to the Loan Agreement in the original principal amount of up to $___________ (the "Loan").

      The Borrower and the Manager hereby agree as follows:

      1. The Management Agreement is and shall be subject and subordinate in all respects to (i) the Mortgage (and to the lien of the Mortgage), (ii) the Loan Documents, and (iii) any and all modifications, amendments, renewals and/or substitutions of the Mortgage and/or any of the other Loan Documents. This paragraph 1 shall be self-operative and no further instrument of


                                     C-1-1
subordination shall be required. If requested, however, the Borrower and/or the Manager shall execute and deliver such further instruments as the Lender may deem reasonably necessary to effectuate this subordination.

      2. If there shall have occurred and be continuing an Event of Default and the Lender shall have obtained (i) title to the Property (or any portion thereof) whether by foreclosure, deed-in-lieu of foreclosure, bankruptcy sale or otherwise and/or (ii) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee, the Manager shall, if and to the extent requested in writing by the Lender, continue performance under the Management Agreement in accordance with the terms thereof so long as the Manager is paid compensation thereafter accruing under the Management Agreement. The Borrower and the Manager understand, however, that nothing contained herein, in the Mortgage or in any of the other Loan Documents shall be construed to obligate the Lender to perform or discharge any of the Borrower's obligations, duties or liabilities under the Management Agreement.

      3. Upon the occurrence of any default by the Borrower under the terms of the Management Agreement, the Manager shall, promptly upon becoming aware thereof, provide the Lender with notice in writing thereof, and after receipt of said notice, the Lender shall have the same time period within which to cure said default as the Borrower has under the Management Agreement although the Borrower and the Manager understand that the Lender shall not have any obligation to do so. Notwithstanding the foregoing, the failure by the Manager to notify the Lender of a default under the Management Agreement shall not be deemed to constitute a waiver by the Manager of such default. Furthermore, the Borrower and the Manager agree that the Lender may terminate the Management
Agreement (i) in accordance with Section   of the Loan Agreement or in the event
of the Manager's gross negligence, malfeasance or willful misconduct(1), or (ii) by giving five days' notice to the Manager upon the Lender (or a successor owner, as the case may be) obtaining (A) title to the Property (or any portion thereof) whether by foreclosure, deed-in-lieu of foreclosure, bankruptcy sale or otherwise, and/or (B) possession of the Property (or any portion thereof) whether personally or through an agent, a receiver or a trustee. If the Lender elects to terminate the Management Agreement in accordance with this Paragraph 3, the Borrower and the Manager understand and agree that the Manager shall look solely to the Borrower for any and all fees, charges or other sums payable to the Manager under the Management Agreement. If the Management Agreement shall be so terminated by the Lender, the Manager agrees to cooperate with the Lender to ensure a smooth transition to the new property manager.

----------
(1) The Management Agreement must permit the Borrower to terminate the Management Agreement in the event of the Manager's gross negligence, malfeasance or willful misconduct.


                                     C-1-2

      4. The Manager hereby confirms that (i) the term of the Management Agreement shall expire on or before the Anticipated Prepayment Date, and (ii) if the Debt has not been repaid in full on or before the Anticipated Prepayment Date, the term of the Management Agreement may only be renewed or extended beyond the Anticipated Prepayment Date with the prior written approval of the Servicer.(2)

      5. This letter shall inure to the benefit of the Lender and its successors and assigns, including the trustee in a Secondary Market Transaction. In the event of any inconsistency or conflict with the provisions of this letter and the provisions of the Management Agreement, the provisions of this letter shall control.

      6. The Manager agrees that it shall not change, amend, modify or terminate the Management Agreement without the Lender's prior written approval in each instance, which approval may be given or denied by the Lender in its sole discretion. If the Manager does so amend, modify or terminate the Management Agreement without the Lender's prior written approval, such amendment, modification or termination shall be void ab initio.

      7. This letter shall be governed by, and construed in accordance with the law of the State of New York.

      8. Without limiting the generality of any other provisions contained herein or in the other Loan Documents, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and are not exclusive of, any rights or remedies provided by law or in equity.

      9. The Manager represents and warrants to the Lender that as of the date hereof (i) the Management Agreement is in full force and effect and has not been amended, modified, assigned, terminated or supplemented, (ii) the Manager is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default, and (iii) to the best of Manager's knowledge, the Borrower is not in default under the provisions of the Management Agreement and there is no condition which, with the giving of notice and/or the lapse of time, would constitute such a default.

----------
(2) The Management Agreement must expire on or before the Anticipated Prepayment Date and may not be renewed or extended without the prior written approval of the Servicer.


                                     C-1-3

      10. This letter may not be amended, modified, terminated or supplemented without the written approval of each of the Manager, the Borrower and the Lender.

                                        Very truly yours,

                                        [MANAGER]


                                        By:  ________________________________
                                             Name:
                                             Title:


AGREED AND CONSENTED
TO AS OF _______________, 199_

[BORROWER]


By: ______________________, its _____________


  By:  ___________________________
     Name:
     Title:


                                     C-1-4

                                  Exhibit C-2

                      MANAGER'S CONSENT AND SUBORDINATION
                            OF MANAGEMENT AGREEMENT

            THIS MANAGER'S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT
(this "Agreement"), dated as of              , is executed by the undersigned,
WESTFIELD MANAGEMENT COMPANY, a Delaware general partnership ("Manager"), as an inducement to UBS Principal Finance LLC, a Delaware limited liability company (together with its successors and assigns, the "Lender"), to make a loan to
                  , a Delaware limited liability company ("Borrower") in a principal amount not to exceed $16,840,000.00 (the "Loan") pursuant to that certain Loan Agreement dated as of the date hereof (the "Loan Agreement"), in connection with various properties, including the property owned by
                  (the "Property").

            1. Definitions. All capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

            2. Manager's Representations. Manager warrants and represents to Lender, as of the date hereof, that the following are true and correct:

            (a) That Manager has agreed to act as manager of the Property pursuant to that certain management agreement, between Borrower and Manager, which agreement is described on Exhibit A attached hereto and made a part hereof, and has not been amended, modified or supplemented except as set forth on said Exhibit A (the "Management Agreement").

            (b) That the entire agreement between Manager and Borrower for the management of the Property is evidenced by the Management Agreement.

            (c) That the Management Agreement constitutes the valid and binding agreement of Manager, is enforceable in accordance with its terms, and Manager has full authority under all state or local laws and regulations, to perform all of its obligations under said Management Agreement.

            (d) That neither Borrower nor Manager is in default in the performance of any of its obligations under the Management Agreement.

            (e) That Manager has received and reviewed a copy of the Loan Agreement and the Cash Management Agreement.

            3. Manager's Agreements. Manager hereby consents to and agrees to each and every one of the following covenants and agreements for the benefit of Lender and as a condition to Lender's making the Loan:

            (a) No Termination of Management Agreement. Manager shall not terminate the Management Agreement without first obtaining Lender's written consent, which consent shall not be unreasonably withheld, conditioned or delayed.


                                     C-2-1

Notwithstanding the foregoing, Manager shall have the right to terminate the Management Agreement upon default by Borrower with respect to non-payment of the management fee due thereunder by giving Lender thirty (30) days' prior written notice of such termination. In the event Lender shall cure such non-payment default in the aforesaid thirty (30)-day period, then any such termination notice shall be of no further force or effect.

            (b) Subordination of Management Agreement to Lien of Mortgages. Any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanics' and materialmen's liens under applicable law) owned, claimed or held, or to be owned, claimed or held, by Manager in and to the Property, other than rights of Manager to receive payment of the basic management fee and all other amounts payable under the Management Agreement for periods prior to the termination thereof, are and shall be, and are hereby made, in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, its successors and assigns, and securing the repayment of the Debt and including, without limitation, those created under and by virtue of the Mortgage.

            (c) Lender's Right to Terminate. Upon the occurrence of a Cash Management Event, Manager shall, at the request of Lender, continue performance, subject to Paragraph 3(d) hereof, on behalf of Lender, of all of Manager's obligations under the terms of the Management Agreement with respect to the Property, provided that Lender gives Manager the notice provided for in Paragraph 3(j) hereof and Lender (or Borrower) performs or causes to be performed the obligations of Borrower to Manager under the Management Agreement accruing or arising from and after, and with respect to the period commencing upon, the effective date of such notice. Notwithstanding anything contained in the Management Agreement to the contrary, Lender, or Borrower at Lender's direction pursuant to the Loan Documents, shall have the right to terminate the Management Agreement upon, or at any time after, Lender or any third party acquires the Property, whether by foreclosure, deed-in-lieu of foreclosure or otherwise, by giving Manager thirty (30) days' prior written notice of such termination, in which event Manager shall resign as manager of the Property effective upon the end of such thirty (30)-day period. Manager agrees not to look to Lender for payment of any accrued but unpaid fees relating to the Property accruing from and after the effective date of such termination.

            (d) Cooperation with Management Consultant. If, pursuant to the Loan Agreement, Borrower retains a Management Consultant, Manager shall cooperate with the Management Consultant to enable the Management Consultant to perform its responsibilities as described in the Loan Agreement.

            (e) No Amendments to Management Agreement. Manager will not amend or modify the Management Agreement in any manner which would (i) materially and adversely affect the management, operation or value of the Property, or (ii) increase the base management fee payable thereunder, without the prior written consent of Lender which consent shall not be unreasonably withheld, delayed or conditioned. In the event Manager fails to secure such approval, the Management Agreement shall, for the


                                     C-2-2
purposes of Manager's obligations to Lender pursuant to this Agreement, including Manager's obligation aforesaid to continue performance thereunder for Lender's benefit pursuant to the terms of this Agreement, be deemed not to have been modified by such amendment.

            (f) Delivery of Rent Roll and Service Contracts. Within twenty (20) Business Days after Lender's request therefor, but not more than once in any calendar quarter, and only to the extent not furnished by Borrower. Manager shall furnish to Lender a current rent roll of all Tenants of the Property, including a list of which Tenants are in default under their respective leases, and a schedule of all other entities with whom Manager has entered into leases, contracts or other agreements relating to the Property, together with copies of all such leases, contracts or agreements.

            (g) Further Assurances. Manager further agrees, without cost to Manager, to (i) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (ii) on request from Lender, and only to the extent not furnished by Borrower, furnish Lender with copies of such information as Borrower is entitled to receive under the Manager Agreement, and (iii) at reasonable times, and upon reasonable advance notice, cooperate with Lender's representative or agent in any inspection of the Property.

            (h) Assignment of Rents and Leases. Manager acknowledges that, in connection with the Loan, Borrower has executed and delivered to Lender an Assignment of Leases and Rents, dated as of the date hereof, assigning to Lender, among other things, all of Borrower's right, title and interest in and to all of the Leases, including any of Borrower's rights in the security deposits thereunder (to the extent permitted by applicable law). Manager hereby agrees that as of the date hereof, Manager shall henceforth deliver to the Lockbox Account, and cause all Tenants under Leases to deliver to the Lockbox Account, for application in accordance with the terms and conditions of the Loan Agreement, the Cash Management Agreement and the other Loan Documents, all Rents and other proceeds received after the date hereof from any and all Tenants or other parties occupying or using any portion of the Property.

            (i) No Joint Venture. Lender has no obligation to Manager with respect to the Debt and Manager shall not be a third party beneficiary with respect to any of Lender's obligations to Borrower set forth in the Loan Documents. The relationship of Lender to Borrower is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower.

            (j) Lender Not Obligated Under Management Agreement. Manager further agrees that, except as hereinafter set forth, nothing herein shall impose upon Lender any obligation for payment or performance in favor of Manager. In the event that Lender notifies Manager in writing of the occurrence of a Cash Management Event and that Lender has elected to assert the rights of Borrower under the Management Agreement, Lender shall pay Manager the sums due Manager under the terms of the Management Agreement (subject to and in accordance with the terms of the Management Agreement and this Agreement) for the period commencing on the effective date of


                                     C-2-3

Lender's notice to Manager and ending on the expiration date or earlier termination of the Management Agreement.

            (k) Lender's Reliance on Representations. Manager has executed this Agreement for the purpose of inducing the Lender to make the Loan in accordance with the Loan Agreement and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained when making the Loan, and that but for this instrument and the representations, warranties and agreements herein contained, the Lender would not take such actions.

            (l) Governed by Loan Documents. Manager agrees that until such time as the Debt has been repaid in full, the terms and provisions of this Agreement and the Note, the Loan Agreement and the other Loan Documents shall be superior to the terms and provisions of the Management Agreement with respect to the payment of any management fees thereunder (other than with respect to payment of management fees; and other amounts payable under the Management Agreement for any periods prior to the termination thereof) and termination of the Management Agreement, and to the extent there are any inconsistencies between the Management Agreement and this Agreement and the Loan Documents with respect to such terms and provisions, the terms, provisions and conditions in this Agreement and the Loan Documents shall govern in all respects.

            4. Borrower Consent. Borrower has joined herein to evidence its consent to all the agreements of Manager contained in this Agreement.

            5. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            6. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall collectively constitute but one and the same instrument.

            7. Assignment. Lender shall have the right to transfer, sell and assign its interest in this Agreement to any Person. All references to "Lender" hereunder shall be deemed to include the successors and assigns of Lender.

            8. Notices. Any notice, election, request, communication or demand which is required or permitted to be given or served hereunder shall be in writing and shall be given or served by hand delivery against receipt, by any nationally recognized overnight courier service providing evidence of the date of delivery or by certified mail return receipt requested, postage prepaid, addressed to


                                     C-2-4

                       If to Lender:     UBS Principal Finance LLC
                                         299 Park Avenue
                                         New York, New York 10171
                                         Attention: Douglas Renfield-Miller
                                         Facsimile No. (212) 821-5720

                       with a copy to:   Cadwalader, Wickersham & Taft
                                         227 West Trade Street, Suite 2400
                                         Charlotte, North Carolina  28202
                                         Attention:  James P. Carroll, Esq.
                                         Facsimile No. (704) 348-5200

                       If to Borrower:   11601 Wilshire Boulevard, Suite 1200
                                         Los Angeles, California  90025-1748
                                         Attention:  Mark Stefanek, Chief
                                                     Financial Officer
                                         Facsimile No. (310) 478-3987

                       With a copy to:   Debevoise & Plimpton
                                         875 Third Avenue
                                         New York, New York  10022
                                         Attention:  Barry Mills, Esq.
                                         Facsimile No.  (212) 909-6836

Any such notice or demand given hereunder shall be effective upon delivery or three (3) days after mailing aforesaid. All notices, elections, requests, communications and demands required or permitted hereunder shall be in the English language.

            9. Non-Recourse. Anything contained in this Agreement to the contrary notwithstanding (except as provided below), Lender's recourse with respect to any claims arising under or in connection with this Agreement shall be limited solely to the interest of Manager in the Management Agreement, and none of (i) Manager or any of its Affiliates, (ii) any Persons who presently or in the future own any direct ownership interest in Manager or any successor of Manager (each, a "Direct Beneficial Owner") or any affiliate thereof, (iii) any Person owning, directly or indirectly, any legal or beneficial interest in Manager or any Direct Beneficial Owner of any Affiliate thereof, or (iv) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, nominee, Affiliate or director of any Person described in clauses (i) through (iii) above shall be personally liable for the performance of any obligation thereunder or the payment of any amount due hereunder; provided, however, that the foregoing limitation on the personal liability of the Persons described in clauses (i) through (iv) above shall not impair the validity of this Agreement or the right of Lender to enforce any of its rights or remedies hereunder or under any of the other Loan Documents upon the occurrence of a Cash Management Event as provided in this Agreement. Nothing contained herein shall release, impair or otherwise affect any right, remedy or recourse Lender may have against Manager or Borrower with respect to (a) any fraud or bad faith or any material and intentional misrepresentation by Manager or its Affiliates made in connection with the transactions contemplated hereby,
(b) bad


                                     C-2-5
faith waste by Manager, (c) any misapplication of Rents following and during the continuance of a Cash Management Event, or (d) any misapplication of proceeds of any insurance policies required to be maintained by Borrower or Manager.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


                                     C-2-6

                                   Schedule 1

                             Allocated Loan Amounts

                        DOWNTOWN PLAZA:   $85,861,500.00

                        EASTLAND PLAZA:   $41,486,500.00

                        SOUTH SHORE MALL: $88,432,000.00


                                 Schedule 1 - 1

                                   Schedule 2

                            Monthly Rollover Deposit

                            MONTHLY ROLLOVER DEPOSIT
                            SHALL BE AS SET FORTH IN
                              SECTION 4.5.1 OF THE
                                 LOAN AGREEMENT


                                 Schedule 2 - 1

                                   Schedule 3

                     Exceptions To Borrower Representations

                                      NONE


                                 Schedule 3 - 1

                                   Schedule 4

                                    Contracts

                           EXHIBIT BEGINS ON NEXT PAGE


                                 Schedule 4 - 1

                                 Downtown Plaza
                                   Contracts

SERVICE:              PROVIDER:               MONTHLY COST:          TERM. DATE:

HVAC                  Linford AirCon               $  3,268          Montly*

Elev. /Escal.         Montgomery KONE              $ 22,000          Sept. 2000

Fire System           Simplex                      $    620          Dec. 2000

Janitorial            ABM                          $ 62,000          Monthly**

Security              P.S.C.                       $ 77,181          Jan. 2001

Landscaping           Environmental Care           $  6,266          Dec. 2000

Fountains             Clear Advantage              $    150          Jan. 2000

Chiller               American Chiller             $  1,263          Mar. 2000

Pest Control          Cal-X                        $    695          Dec. 2000

Trash Removal         Waste Management             $  6,400          Monthly ***


*     AirCon has a new contract. We are awaiting their signed copies.

** A new, supplies included, contract has been signed by ABM and has been sent to our r

***   New contract is in progress

                                                                       Westfield
                                                                     [ILLEGIBLE]

                              SERVICE CONTRACT LOG
                     Center Name: EASTLAND SHOPPING CENTER

1999

====================================================================================================================================
Contract #          Contractor                        Type of Contract            Commencement       Termination         Contract
                                                                                      Date               Date             Amount
===================================================================================================================================
98-01       Professional Security Consultants   Sercurity Services (2nd year)      01/08/1999         03/07/2000       $ 103,524.24
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
99-01       Reliable Lighting Serives           Pkg Lot Canopy Lighting Min.       04/01/1999         03/31/2000        $  2,400.00
------------------------------------------------------------------------------------------------------------------------------------
99-02       SC Property Services Inc.           Parking Lot Sweeping               07/01/1999          6/30/2000        $ 40,980.00
------------------------------------------------------------------------------------------------------------------------------------
            SC Property Services Inc.           Parking Lot Sweeping (2nd yr)      07/01/2000         06/30/2001        $ 41,799.00
------------------------------------------------------------------------------------------------------------------------------------
99-03       Centerscapes, Inc.                  Landscaping                        07/01/1999          6/30/2000        $ 48,200.00
------------------------------------------------------------------------------------------------------------------------------------
            Centerscapes, Inc.                  Landscaping (2nd yr)               07/01/2000          6/30/2001        $ 48,600.00
------------------------------------------------------------------------------------------------------------------------------------
99-04       Oscoo Landscape, Co.                Slab & Sidewalk Repair             06/25/1999         07/26/1999        $  2,000.00
------------------------------------------------------------------------------------------------------------------------------------
99-05       Pacific Powers                      Asphalt Repair                     07/01/1999         07/30/1999        $ 30,000.00
------------------------------------------------------------------------------------------------------------------------------------
99-06       Reliable Lighting                   Coke Machines Electrical           06/10/1999         08/30/1999        $  4,675.00
------------------------------------------------------------------------------------------------------------------------------------
99-07       Arrow Pkg. Lot Service              Stripping                          08/10/1999         08/30/1999        $  5,000.00
------------------------------------------------------------------------------------------------------------------------------------
99-08       Osce Landscape                      Tree Pruning                       09/07/1999           09/30/99        $  3,500.00
------------------------------------------------------------------------------------------------------------------------------------
99-09       Reliable Lighting                   Underground Electrical Work        10/13/1999         11/31/1999        $  6,200.00
------------------------------------------------------------------------------------------------------------------------------------
99-10       Reliable Lighting                   Tower Lights                       10/13/1999         01/06/2000        $  3,700.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                     [ILLEGIBLE]

SERVICE CONTRACT LOG
WESTFILED SHOPPING TOWN
SOUTH SHORE
11/23/1999

------------------------------------------------------------------------------------------------------------------------
                                                                                     Commencement     Term
Contract #   Contractor                                     Type of Contract         Date             Date
------------------------------------------------------------------------------------------------------------------------
99-01        Cleaning Systems Management Corp.              Cleaning Maintenance     11/23/1998            11/20/2001
------------------------------------------------------------------------------------------------------------------------
99-02        Cleaning Systems Management Corp.              Mechanical Maintenance   11/23/1999            11/20/2001
------------------------------------------------------------------------------------------------------------------------
99-11        Team Construction                              Snow Removal             11/15/1999            04/15/2000
------------------------------------------------------------------------------------------------------------------------
99-12        Team Construction                              Parking Lot Sweeping     12/01/1999            11/30/2000
------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]  Elite Protection [ILLEGIBLE] Corp. Services    Security Services        3/31/1997         Month to Month
------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]  Chem-Aqua                                      Condenser Water treat    08/07/1999            05/01/2000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                            Annual
Contract #   Contractor                                     Amount        Comments
------------------------------------------------------------------------------------------------------------------------------
99-01        Cleaning Systems Management Corp.              $521,754.00
------------------------------------------------------------------------------------------------------------------------------
99-02        Cleaning Systems Management Corp.              $131,208.00   Cost + 3% $ based on budget
------------------------------------------------------------------------------------------------------------------------------
99-11        Team Construction                               $50,000.00   Actual cost based on snowfall, $ based on budget
------------------------------------------------------------------------------------------------------------------------------
99-12        Team Construction                               $33,000.00
------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]  Elite Protection [ILLEGIBLE] Corp. Services    $400,000.00   New contract signed commencing 2/1/99
------------------------------------------------------------------------------------------------------------------------------
[ILLEGIBLE]  Chem-Aqua                                       $ 2,250.00
------------------------------------------------------------------------------------------------------------------------------

                                   Schedule 5

                             Ownership for Borrower

                        EXHIBIT BEGINS ON FOLLOWING PAGE


                                 Schedule 5 - 1

                              SCHEDULE 5 continued

                   Simplified WEA UPREIT Structure at 6/1/99
                     Westfield Shoppingtown Downtown Plaza


                            ---------------------
                                    WEA
                            ---------------------
                                 |        |
                              1% |        | 96.61% LP(1)
                              GP |        |
                                 |        |                  ~~~~~~~~~
                                 |        |                  Investors
                                 |        |                  ~~~~~~~~~
                                 |        |                      |
                                 |        |          2.39%       |
                                 |        |   -------------------
                                 |        |  |
                            ========================
                                Westfield America
                               Limited Partnership
                                     ("OP")
                            ========================
                                        |
                                        |
                                        |
                            ========================
                               Downtown Plaza LLC
                            ========================
                                        |
                                        |
                            ~~~~~~~~~~~~~~~~~~~~~~~~
                             Westfield Shoppingtown
                                 Downtown Plaza
                            ~~~~~~~~~~~~~~~~~~~~~~~~


                                                                      Legend:
                                                                   -------------
                                                                   Corporations:
                                                                   -------------

                                                                   =============
                                                                   Partnership
                                                                     or LLC
                                                                   =============

                                                                   ~~~~~~~~~~~~~
                                                                     Property:
                                                                   ~~~~~~~~~~~~~


(1) Owned by WEA and certain of its wholly owned subsidiaries.

                                   SCHEDULE 5

                         Simplified WEA UPREIT Structure
                         Westfield Shoppingtown Eastland


                            ---------------------
                                    WEA
                            ---------------------
                             |   |        |
              -----------------  |        |
              Westfield America  | 1%     | 96.68% LP(1)
                 G.P., Inc.      | GP     |
              -----------------  |        |                  ~~~~~~~~~
                    |            |        |                  Investors
                    |            |        |                  ~~~~~~~~~
                    |            |        |                      |
              ------             |        |          2.32%       |
              |                  |        |   -------------------
              |                  |        |  |
          1%  |             ==============================
          GP  |                    Westfield America
              |                   Limited Partnership
              |                        (The OP)
              |             ==============================
              |        99%    |         |             |
              |     -----------         |             |
              |     |                   | 100%        |
       ==================               |             |
       Westfield America         ================     |
         Investor L.P.           Eastland Manager     |
       ==================              LLC            |
              |                  ================     |
           1% |                         |             |
              |                         | 1%          |
              |                         | Managing    |
              -----------------         | Member      | 98%
                              |         |             |
                              |         |             |
                            ============================
                                  Eastland Shopping
                                    Center LLC
                            ============================
                                        |
                                        | 100%
                                        |
                            ~~~~~~~~~~~~~~~~~~~~~~~~
                             Westfield Shoppingtown
                                    Eastland
                            ~~~~~~~~~~~~~~~~~~~~~~~~


                                                                      Legend:
                                                                   -------------
                                                                   Corporations:
                                                                   -------------

                                                                   =============
                                                                   Partnership
                                                                     or LLC
                                                                   =============

                                                                   ~~~~~~~~~~~~~
                                                                     Property:
                                                                   ~~~~~~~~~~~~~


(1) Owned by WEA and/or certain of its wholly owned subsidiaries.

                              SCHEDULE 5 Continued

                         Simplified WEA UPREIT Structure
                       Westfield Shoppingtown South Shore


                            ---------------------
                                    WEA
                            ---------------------
                             |   |        |
              -----------------  |        |
              Westfield America  | 1%     | 96.88% LP(1)
                 G.P., Inc.      | GP     |
              -----------------  |        |                  ~~~~~~~~~
                    |            |        |                  Investors
                    |            |        |                  ~~~~~~~~~
                    |            |        |                      |
              ------             |        |          2.32%       |
              |                  |        |   -------------------
              |                  |        |  |
          1%  |             ==================================
          GP  |                      Westfield America
              |                     Limited Partnership
              |                         (The OP)
              |             ==================================
              |        99%    |         |             |     |
              |     -----------         |             |     |
              |     |                   | 100%        |     |
       ==================               |             |     |
       Westfield America         ================     |     |
         Investor L.P.              South Shore       |     |
       ==================           Manager LLC       |     |
              |                  ================     |     |
           1% |                         |             |     |
              |                         | 1%          |     |
              |                         | Managing    |     |
              -----------------         | Member      | 98% | 0.1% LP
                              |         |             |     |
                              |         |             |     |
                            ============================    |
                                  South Shore Mall          |
                                        LLC                 |
                            ============================    |
                                        |                   |
                                        | 98.9% LP          |
                                        | 1% GP             |
                                 ============================
                                        Westland South
                                        Shore Mall LP
                                 ============================
                                            |
                                            | 100%
                                            |
                                 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~
                                    Westland Shoppingtown
                                         South Shore
                                 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                                                     Legend:
                                                                   -------------
                                                                   Corporations:
                                                                   -------------

                                                                   =============
                                                                   Partnership
                                                                     or LLC
                                                                   =============

                                                                   ~~~~~~~~~~~~~
                                                                     Property:
                                                                   ~~~~~~~~~~~~~


(1) Owned by WEA and/or certain of its wholly owned subsidiaries.

                                   Schedule 6

                        Rollover Release Amount Schedule


                                 Schedule 6 - 1

                                   SCHEDULE 6

Collateral         Gross Mall     Reserve  Yearly Total   Average    PSF release
Property         Square footage                           Rollover      amount
                                                          Per Year

Eastland           514,000          $0.75   385,500.00     50,382      $7.65
South Shore        285,851          $0.75   214,388.25     24,076      $8.90
Downtown           687,847          $0.75   515,885.25     54,115      $9.53